Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

BY AND BETWEEN

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

AND

ROUST TRADING LTD.

Dated as of April 23, 2012

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Section 10.2.	Amendments	52
Section 10.3.	Waiver	52
Section 10.4.	Expenses	52
Section 10.5.	Assignment	53
Section 10.6.	Counterpart	53
Section 10.7.	Entire Agreement	53
Section 10.8.	Costs of Enforcement	53
Section 10.9.	Mutual Drafting	53

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SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of April 23, 2012 (the “Effective Date”) by and between (i) Central European Distribution Corporation (the “Company”), and (ii) Roust Trading Ltd. (the “Purchaser”).

WHEREAS, the Company intends to issue and sell, and the Purchaser or an Affiliate thereof intends to purchase from the Company as an investment in the Company, for an aggregate purchase price of $100,000,000, (i) 5,714,286 shares (the “Initial Shares”) of common stock, $0.01 par value per share, of the Company (the “Common Stock”), at a subscription price of $5.25 per share in cash, and (ii) a debt instrument in substantially the form attached as Exhibit A, as such form is revised to document a debt instrument eligible to be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme (the “New Debt”), with a face value of $70,000,000;

WHEREAS, subject to the Company Stockholder Approval and certain other conditions, the Purchaser or an Affiliate of the Purchaser will purchase from the Company an additional 13,333,333 shares plus a number of shares determined by dividing the accrued but unpaid interest on the New Debt at the Second Closing by $5.25 (the “Exchange Shares” and, together with the Initial Shares, the “Shares”) of Common Stock, reflecting a purchase price of $5.25 per share, the proceeds of which will be used by the Company to repurchase and cancel the New Debt; and

WHEREAS, on the date hereof, the parties hereto are entering into a Registration Rights Agreement that is effective upon the Initial Closing, under which the Company provides certain registration rights under the Securities Act, the Rules and Regulations promulgated thereunder and applicable state securities laws; and

WHEREAS, at the Second Closing, subject to the terms and conditions set forth in this Agreement, the Purchaser or an Affiliate thereof will purchase from the Company a debt instrument to be issued by the Company in substantially the form attached as Exhibit B (as such form is revised to document a debt instrument eligible to be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme) with a face value of $102,554,000 (the “Rollover Notes”), and the cash proceeds of such purchase will be used by the Company to repurchase the Company’s 3.00% Convertible Senior Notes due 2013 (the “Convertible Notes”) held by the Purchaser or any of its Affiliates with a face value of $102,554,000, at a price equal to such face value amount, plus accrued but unpaid interest thereon; and

WHEREAS, after the Second Closing, and subject to the terms and conditions set forth in this Agreement, the Company shall have the right, at the Backstop Closing, to put a debt security to be issued by the Company to the Purchaser in substantially the form attached as Exhibit C (the “Backstop Notes”) at par in exchange for up to $107,500,000; and

WHEREAS, on the date hereof, the Purchaser and the Company will enter into a governance agreement relating to certain significant actions by the Company and certain other matters in the form attached as Exhibit D (the “Governance Agreement”); and

WHEREAS, on the date hereof, the Purchaser and its Affiliates who own Common Stock, and each member of the Company Board, are entering into irrevocable voting agreements (effective upon the Initial Closing) whereby such persons (in their capacity as holders of Common Stock) are committing to vote in favor of the matters listed for stockholder approval in Section 8.2 below.

WHEREAS, the Purchaser wishes to purchase, or cause an Affiliate thereof to purchase, the Initial Shares, the New Debt and the Rollover Notes and the Backstop Notes, on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1. Certain Defined Terms

For purposes of this Agreement, the following terms shall have the following respective meanings:

“2016 Senior Secured Notes” means any notes issued under the 2016 Senior Secured Notes Indenture.

“2016 Senior Secured Notes Indenture” means the indenture with respect to the $380,000,000 of 9.125% Senior Secured Notes due 2016 and the €380,000,000 of 8.875% Senior Secured Notes due 2016 issued by CEDC Finance Corporation International, Inc. dated as of December 2, 2009, as amended by the first supplemental indenture dated December 29, 2009 and the second supplemental indenture dated December 8, 2010.

“Acquisition Proposal” has the meaning set forth in Section 8.4 below.

“Affiliate” of a person means (i) any corporation or other business entity Controlled by, Controlling or under common Control with such person and (ii) any other person proposed by the Purchaser to be deemed to be an Affiliate hereunder to which the Company consents in writing, in each of clause (i) and (ii) above, where such Affiliate agrees to be bound by the provisions of this Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the parties hereto.

“Agreement” has the meaning set forth in the preamble above.

“Aggregate Purchase Price” has the meaning set forth in Section 2.1 below.

“Backstop Closing” has the meaning set forth in Section 2.6 below.

“Backstop Closing Certificate” has the meaning set forth in Section 2.5 below.

“Backstop Closing Date” has the meaning set forth in Section 2.6 below.

“Backstop Conditions Precedent” means the conditions to consummate the Backstop Closing listed in Section 5.5 below.

“Backstop Escrow Account” means the account maintained by the Backstop Escrow Agent pursuant to the Backstop Escrow Agreement.

“Backstop Escrow Agent” means Bank of New York Mellon.

“Backstop Escrow Agreement” means an escrow agreement by and among the Backstop Escrow Agent, the Company and the Purchaser, in substantially the form attached as Exhibit E hereto, that the Purchaser and the Company will execute on the date of, and subject to, the Second Closing.

“Backstop Escrow Release Date” means the date on which the escrow property deposited with the Backstop Escrow Agent is released in the manner described in Section I.3(a) and I.3(c) of the Backstop Escrow Agreement.

“Backstop Maximum Amount” means the lesser of (a) $107,500,000 and (b) the aggregate principal amount of Convertible Notes outstanding on the Backstop Escrow Release Date.

“Backstop Notes” has the meaning set forth in the recitals above.

“Backstop Notice” has the meaning set forth in Section 2.5 below.

“Balance Sheet” has the meaning set forth in Section 3.9(c) below.

“Beneficial Owner” or “Beneficially Own” has the meaning given in Rule 13d-3 under the Exchange Act and a Person’s beneficial ownership of securities of any Person will be calculated in accordance with the provisions of that rule, except that for purposes of determining beneficial ownership, no Person will be deemed to beneficially own any security solely as a result of that Person’s execution of this Agreement or the Governance Agreement.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York City, USA, Warsaw, Poland, or Moscow, Russia, are authorized or required by Law or other governmental action to close.

“Bylaws” has the meaning set forth in Section 3.1 below.

“Certificate of Incorporation” has the meaning set forth in Section 3.1 below.

“Change in Recommendation Notice” has the meaning set forth in Section 8.4(c) below.

“Change in Recommendation” has the meaning set forth in Section 8.2 below.

“Common Stock” has the meaning set forth in the recitals above.

“Company” has the meaning set forth in the preamble above.

“Company Board” has the meaning set forth in Section 3.5 below.

“Company Recommendation” has the meaning set forth in Section 8.2 below.

“Company Stockholder Approval” means the approval by the affirmative vote of the holders of a majority of shares of Common Stock present or represented by proxy at the Stockholders Meeting (other than the Initial Shares, which shares of Common Stock shall not be entitled to vote on such matter and not be considered present or represented by proxy at the Stockholders Meeting for the purposes of such vote) of the issuance of the Exchange Shares and any other shares of Common Stock potentially issuable pursuant to this Agreement or the other Operative Agreements as required by NASDAQ Rules.

“Contract” has the meaning set forth in Section 3.2 below.

“Control” (including the correlative terms “Controlling”, “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Convertible Notes” has the meaning set forth in the recitals above.

“Covered Securities” has the meaning set forth in Section 3.6 below.

“Debt Amount” means the sum of the aggregate principal amount of the New Debt, Rollover Notes and Backstop Notes; provided, that to the extent that any such debt instrument is not outstanding at the time of the relevant calculation of the Debt Amount, such debt instrument shall not be included in the calculation of Debt Amount.

“Debt Securities Lock-Up End Date” has the meaning set forth in Section 8.12(b) below.

“Disclosure Schedule” has the meaning set forth in the preamble to Article III below.

“Disposition” has the meaning set forth in Section 4.10 below.

“Effective Date” has the meaning set forth in the preamble above.

“End Date” has the meaning set forth in Section 7.1(e) below.

“Equity Securities” means any class of capital stock of, or other profit or voting interests in, the Company and all securities convertible into or rights to purchase the foregoing, including any Equity Security Equivalent and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities.

“Equity Security Equivalent” means any option, warrant, right or similar security or right exercisable into, exchangeable for, or convertible to Equity Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

“Exchange Shares” has the meaning set forth in the recitals above.

“Expenses” means the costs and expenses of a party in connection with this Agreement and the transactions contemplated hereby, including all out-of-pocket expenses (including, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby.

“Fiscal Agency Agreement” means a fiscal agency agreement to be entered into between the Company and the fiscal agent for the New Debt, the Rollover Notes and the Backstop Notes on or prior to the Initial Closing Date, in form and substance reasonably satisfactory to the Company and the Purchaser (it being agreed that the fiscal agent for the New Debt, the Rollover Notes and the Backstop Notes will be Bank of New York Mellon, Citibank Agency and Trust, Deutsche Bank AG, London Branch or another internationally recognized financial institution chosen by the Company that is reasonably acceptable to the Purchaser).

“Financial Statements” has the meaning set forth in Section 3.7 below.

“GAAP” has the meaning set forth in Section 3.7 below.

“Governance Agreement” has the meaning set forth in the recitals above.

“Government Entity” has the meaning set forth in Section 3.2 below.

“Indebtedness” means without duplication, (i) all outstanding debt (including short-term and long-term debt but not including trade payables in respect of goods or services purchased in the ordinary course of business) for borrowed money; (ii) all obligations evidenced by a note, bond, debenture or similar instrument; (iii) all capital lease obligations (as determined under GAAP); (iv) the deferred purchase price of property or services due more than six months after such property is acquired or services fully rendered, except trade payables in respect of goods or services purchased in the ordinary course of business; (v) obligations in respect of letters of credit, banker’s acceptances, bank guarantees and similar instruments (other than those issued in respect of (A) taxes owed to Governmental Entities or (B) arrangements with suppliers of the Company or any of its Subsidiaries, in the case of each of clause (A) and (B), in the ordinary course of business); (vi) the net obligations under interest rate protection agreements, swap agreements and call agreements; (vii) guarantees of Indebtedness of the type described in clauses (i) through (vi) (other than guarantees in respect of (A) taxes owed to Governmental Entities or (B) arrangements with suppliers of the Company or any of its Subsidiaries, in the case of each of clause (A) and (B), in the ordinary course of business) and (viii) all obligations in respect of unpaid interest owing on or in respect of any such Indebtedness described in clauses (i) and (ii) above.

“Initial Closing” has the meaning set forth in Section 2.2 below.

“Initial Closing Date” has the meaning set forth in Section 2.2 below.

“Initial Conditions Precedent” means the conditions to consummate the Initial Closing listed in Section 5.1 and Section 5.2 below.

“Initial Shares” has the meaning set forth in the recitals above.

“Interest Reduction Amount” has the meaning set forth in Section 8.11(d) below.

“Intervening Event” means a material event or circumstance affecting the business, results of operations or financial condition or prospects of the Company and its Subsidiaries taken as a whole that was not known to the Company Board on the date of this Agreement (or if known, the consequences of which were not known to or reasonably foreseeable by the Company Board as of the date hereof), which event or circumstance, or any material consequences thereof, becomes known to the Company Board prior to the time at which the Company receives the Company Stockholder Approval; provided, that (i) in no event shall the receipt, existence or terms of an Acquisition Proposal or any matter relating thereto or consequence thereof constitute an Intervening Event and (ii) in no event shall the Company meeting or exceeding any internal or published estimates, projections forecasts or predictions relating to revenues, earning or profits for any period constitute an Intervening Event.

“Irreparable Breach” has the meaning set forth in Section 10.1(c) below.

“JAMS Rules” has the meaning set forth in Section 10.1(d) below.

“Knowledge of the Company” or any other similar term or knowledge qualifier means the actual knowledge of the CEO, CFO and General Counsel of the Company after due inquiry.

“Law” has the meaning set forth in Section 3.2 below.

“Lien” has the meaning set forth in Section 3.2 below.

“Material Adverse Effect” has the meaning set forth in Section 3.1 below.

“NASDAQ” means the NASDAQ Stock Market.

“NASDAQ Rules” means the NASDAQ Listing Rules.

“New Debt” has the meaning set forth in the recitals above.

“Operative Agreements” means the agreements with respect to the New Debt, the Rollover Notes and the Backstop Notes, the Registration Rights Agreement and the Governance Agreement, together with this Agreement.

“person” or “Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or Government Entity.

“Placement Agent” has the meaning set forth in Section 4.9 below.

“Polish FSA” means the Polish Financial Supervision Authority (Komisja Nadzoru Finansowego).

“Polish Public Offering Act” means the Polish Act of 29 July 2005 on Public Offering, Conditions Governing the Introduction of Financial Instruments to Organized Trading, and Public Companies.

“Polish Securities Trading Act” means the Polish Act of 29 July 2005 on Securities Trading.

“Proxy Statement” has the meaning set forth in Section 8.1(a) below.

“Purchaser Intervening Event” means a material event or circumstance adversely affecting the likelihood that the Purchaser will have the financial ability to fund amounts required by it to be funded at the Backstop Closing pursuant to this Agreement, that was not known to the Company Board on the date of this Agreement (or if known, the consequences of which were not known to or reasonably foreseeable by the Company Board as of the date of this Agreement), which event or circumstance, or any material consequences thereof, becomes known to the Company Board prior to the time at which the Company receives the Company Stockholder Approval.

“Purchaser Material Adverse Effect” has the meaning set forth in Section 4.8 below.

“Purchaser” has the meaning set forth in the preamble above.

“Purchaser Securities” has the meaning set forth in Section 4.3 below.

“Registration Rights Agreement” means that certain Registration Rights Agreement, dated as of the Second Closing Date, between the Company and the Purchaser, in the form attached hereto as Exhibit F.

“Representatives” has the meaning set forth in Section 8.4(a) below.

“ROFO Agreement” has the meaning set forth in Section 3.2 above.

“Rollover Notes” has the meaning set forth in the recitals above.

“Rules and Regulations” means the rules and regulations of the SEC.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” means (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, (ii) each current report on Form 8-K (excluding the information deemed to be furnished and not filed therewith) filed by the Company with the SEC during the period commencing on January 1, 2012 and ending on the date of this Agreement and (iii) all Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and definitive proxy statements filed by the Company with the SEC during the period commencing on the date of this Agreement and ending on the Second Closing Date.

“Second Closing” has the meaning set forth in Section 2.4 below.

“Second Closing Date” has the meaning set forth in Section 2.4 below.

“Second Closing Conditions Precedent” means the conditions to consummate the Second Closing listed in Section 5.3 and Section 5.4 below.

“Section 2.5 Dispute” has the meaning set forth in Section 10.1(d) below.

“Securities” means the Initial Shares, the New Debt, the Exchange Shares, the Rollover Notes, the Backstop Notes and any shares of Common Stock issued as a result of the payment of interest under the Rollover Notes or the Backstop Notes in shares of Common Stock (as provided for therein) or pursuant to the put/call arrangement described in Section 8.11 below.

“Securities Act” means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“Shares” has the meaning set forth in the recitals above.

“Stockholders Meeting” has the meaning set forth in Section 8.2 below.

“Subsidiary” of any entity means any other entity in which such first entity owns or Controls, directly or indirectly, an amount of the voting securities, other voting interests or voting partnership interests sufficient to elect at least a majority of such other entity’s board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of such other entity).

“Superior Proposal” has the meaning set forth in Section 8.4(b) below.

“Transfer” (and the correlative term “Transferred”) means to directly or indirectly transfer, sell, encumber, hypothecate, assign or otherwise dispose of a specified debt instrument or instruments to any Person that is not the Purchaser or an Affiliate of the Purchaser; provided, that in no event shall a Transfer occur as a result of (i) the Company or any of its Subsidiaries repaying, prepaying, repurchasing or taking any similar action with respect to the New Debt, Rollover Notes or Backstop Notes or (ii) the Purchaser or any of its Affiliates exercising any rights of participation under the Governance Agreement by paying for any equity security thereunder by redeeming or exchanging New Debt, Rollover Notes or Backstop Notes.

“Ukraine Antitrust Approval” means a decision approving the acquisition of Common Stock (including the Exchange Shares) pursuant to this Agreement and the other Operative Agreements, granted to the Purchaser or its relevant Affiliate by the Anti-monopoly Committee of Ukraine.

“WSE” means the Warsaw Stock Exchange.

“WSE Rules” means the rules of the WSE.

ARTICLE II

PURCHASE AND SALE OF SECURITIES

Section 2.1. Purchase of Initial Shares and New Debt

Upon the terms of this Agreement and subject to the satisfaction or waiver of the Initial Conditions Precedent, on the Initial Closing Date (a) the Company shall issue and sell to the Purchaser, and the Purchaser shall subscribe to and purchase from the Company, the Initial Shares in exchange for $30,000,000, payable in cash in United States Dollars, and (b) the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the New Debt with a face value of $70,000,000 and having the terms set forth in the New Debt, in exchange for $70,000,000, payable in cash in United States Dollars (the sum of the $30,000,000 invested by the Purchaser in exchange for the Initial Shares and the $70,000,000 invested by the Purchaser in exchange for the New Debt, the “Aggregate Purchase Price”).

Section 2.2. Initial Closing

The closing of the transactions contemplated under Section 2.1 above (the “Initial Closing”) shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom (UK) LLP, 40 Bank St, Canary Wharf, London, England, counsel to the Company, on the second Business Day after satisfaction or waiver of the Initial Conditions Precedent (other than those that are by their nature to be satisfied at the Initial Closing, but subject to the satisfaction or waiver of such conditions at the Initial Closing) or at such other location, date and time as may be agreed upon between the Purchaser and the Company (the “Initial Closing Date”). At the Initial Closing, the Company shall deliver to the Purchaser, in book-entry form, the Initial Shares and evidence reasonably satisfactory to the Purchaser that a global note, with a face value of $70,000,000, in registered form representing the New Debt has been delivered to the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme, each to be registered in the name of the Purchaser, or in such nominee’s or nominees’ name(s) as designated by the Purchaser in writing, against payment of the Aggregate Purchase Price by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing to the Purchaser no later than two Business Days prior to the Initial Closing Date. In addition, subject to the performance of the obligations of the Company and the Purchaser in Section 2.1 and Section 2.2 of this Agreement, the parties hereto shall approve, execute and deliver, or cause to be approved, executed and delivered, in each case on behalf of itself or its Affiliates party thereto (and with respect to the irrevocable voting agreements referenced below, the Company will procure the executed versions from each of the parties thereto other than the Purchaser), as applicable, on the date hereof the following documents:

(a) the Governance Agreement;

(b) the Registration Rights Agreement;

(c) irrevocable voting agreements executed by each member of the Company Board and the Purchaser and its Affiliates who hold Common Stock to vote in favor of the matters listed for approval in Section 8.2; and

(d) a certificate of the Company’s Secretary certifying as to resolutions passed by the Company Board effectively:

(i) approving the entry into this Agreement and the execution and consummation of the transactions described herein and satisfying the business combination provisions of Section 203 of the Delaware General Corporation Law; and

(ii) approving any acquisition of Common Stock pursuant to this Agreement and any other Operative Agreement by the Purchaser (and any of its permitted assigns hereunder and thereunder) in order not to cause the Purchaser and its permitted assigns hereunder and thereunder to constitute an “Acquiring Person” under the Rights Agreement by and between the Company and American Stock Transfer & Trust Company, LLC, dated September 6, 2011, or any other “poison pill” or similar arrangement.

Section 2.3. Purchase of Rollover Notes

Upon the terms of this Agreement and subject to the satisfaction or waiver of the Second Closing Conditions Precedent, on the Second Closing Date the Purchaser shall purchase from the Company, and the Company shall issue to the Purchaser, Rollover Notes with a face value of $102,554,000 that are eligible to be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme, in exchange for $102,554,000, payable by the Purchaser or an Affiliate thereof in cash in United States Dollars to the Company. The cash proceeds of such issuance shall be used as set forth in Section 2.4 below.

Section 2.4. Second Closing

The closing of the transactions contemplated under Section 2.3 above (the “Second Closing”) shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom (UK) LLP, 40 Bank St, Canary Wharf, London, England, counsel to the Company, on the second Business Day after satisfaction or waiver of the Second Closing Conditions Precedent (other than those that are by their nature to be satisfied at the Second Closing, but subject to the satisfaction or waiver of such conditions at the Second Closing) or at such other location, date and time as may be agreed upon between the Purchaser and the Company (the “Second Closing Date”). At the Second Closing, (i) the Company shall deliver to the Purchaser evidence reasonably satisfactory to the Purchaser that a global note, with a face value of $102,554,000, in registered form representing such Rollover Notes has been delivered to the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme, each to be registered in the name of the Purchaser, or in such nominee’s or nominees’ name(s) as designated by the Purchaser in writing, against payment of $102,554,000, payable in cash in United States Dollars by or on behalf of the Purchaser, by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing to the Purchaser no later than two Business Days prior to the Second Closing Date and (ii) the Company shall use such cash proceeds as set forth in Section 8.7(b). In addition, subject to the performance of the obligations of the Company and the Purchaser in Section 2.3 and Section 2.4 of this Agreement, the parties hereto shall approve, execute and deliver, or cause to be approved, executed and delivered, in each case on behalf of itself or its Affiliates party thereto, as applicable, on the Second Closing Date, the Backstop Escrow Agreement.

Section 2.5. Issue of Backstop Notes

(a) Upon the terms of this Agreement and subject to the satisfaction or waiver of the Backstop Conditions Precedent (other than those that are by their nature to be satisfied at a Backstop Closing, but subject to the satisfaction or waiver of such conditions at such Backstop Closing), the Company shall have the right, at its sole discretion, to put to the Purchaser, and the Purchaser shall be obligated to purchase, on the Backstop Escrow Release Date, an amount of Backstop Notes not to exceed the Backstop Maximum Amount, by delivering a written notice to the Purchaser at any time on or before February 11, 2013, such amount of Backstop Notes as the Company may notify the Purchaser (such notice, and including any analogous notice delivered pursuant to another subsection of this Section 2.5, a “Backstop Notice”), provided, however, that the Purchaser shall not be obligated to purchase an aggregate principal amount of Backstop Notes in excess of the Backstop Maximum Amount. Any Backstop Notice delivered to the Purchaser pursuant to this Section 2.5 shall include (i) notice by the Company to the Purchaser of the satisfaction or waiver of the Backstop Conditions Precedent (other than those that are by their nature to be satisfied at a Backstop Closing, but subject to the satisfaction or waiver of such conditions at the Backstop Closing), (ii) the aggregate principal amount of Backstop Notes to be purchased by the Purchaser (not to exceed the Backstop Maximum Amount) and (iii) the aggregate principal amount of Convertible Notes outstanding as of the date of such Backstop Notice. On January 15, 2013, the Purchaser shall provide to the Company written notice of the aggregate principal amount of Convertible Notes then held by the Purchaser and its Affiliates. Following receipt of the Backstop Notice and subject to the satisfaction or waiver of the Backstop Conditions Precedent (other than those that are by their nature to be satisfied at a Backstop Closing, but subject to the satisfaction or waiver of such conditions at such Backstop Closing), on February 15, 2013, the Purchaser shall fund the Backstop Escrow Account, and the Company shall deliver the Backstop Notes to the Backstop Escrow Agent as set forth in Section 2.6 below.

(b) If at any time from the Second Closing Date through December 10, 2012, any senior executive of the Purchaser or any of its Affiliates (taken as a whole) or any senior executive of the Company become actually aware or are informed of any failure by the Company to meet any Backstop Conditions Precedent set forth in Section 5.5(b) or (c) below, such party shall inform the other party of such failure on a reasonably prompt basis after acquiring such knowledge. On December 3, 2012, the Company shall deliver a certificate to the Purchaser, signed by an executive officer of the Company, to the effect that the Backstop Conditions Precedent set forth in Section 5.5(b) and (c) below have either been satisfied or specifying those that are not then satisfied, in each instance as at December 3, 2012 (the “Backstop Closing Certificate”). If, by December 10, 2012, the Purchaser has not delivered a written objection to the Company as to the truth or accuracy of the statements made by the Company in the Backstop Closing Certificate, the Purchaser may not thereafter make any claim or bring any proceeding whether in law, equity or otherwise, or otherwise object to its obligation to fund the Backstop Escrow Account pursuant to this Agreement as a result of a failure of the Company to satisfy any of the Backstop Conditions Precedent set forth in Section 5.5(b) and (c) below.

(c) If, on or prior to December 10, 2012, the Purchaser delivers a written objection to the Company as to the truth or accuracy of the statements made by the Company in the Backstop Closing Certificate (or has otherwise alleged that a condition to the Backstop Closing is not then satisfied), thereafter proceedings are initiated to resolve any dispute arising therefrom in accordance with Section 10.1(d), and such proceeding shall have been resolved by the arbitrator appointed pursuant to Section 10.1(d) in favor of the Company, notwithstanding Section 2.5(a) above, the Company shall have the right, at its sole discretion and subject to the satisfaction of the Backstop Conditions Precedent at such time (other than those Backstop Conditions Precedent set forth in Section 5.5(b) and (c) below and other than those that are by their nature to be satisfied at a Backstop Closing, but subject to the satisfaction or waiver of such conditions at such Backstop Closing), to put to the Purchaser, by delivering a Backstop Notice to the Purchaser at any time on or before January 28, 2013 such amount of Backstop Notes as the Company may notify the Purchaser in the Backstop Notice, provided, however, that the Purchaser shall not be obligated to purchase an aggregate principal amount of Backstop Notes in excess of the Backstop Maximum Amount. Following receipt of the Backstop Notice delivered in accordance with this Section 2.5(c) and subject to the satisfaction of the Backstop Conditions Precedent at such time (other than those Backstop Conditions Precedent set forth in Section 5.5(b) and (c) below and other than those that are by their nature to be satisfied at a Backstop Closing, but subject to the satisfaction or waiver of such conditions at such Backstop Closing), on January 31, 2013, the Purchaser shall fund the Escrow Account, and the Company deliver the Backstop Notes to the Escrow Agent as set forth in Section 2.6 below.

(d) If, on or prior to December 10, 2012, the Purchaser delivers a written objection to the Company as to the truth or accuracy of the statements made by the Company in the Backstop Closing Certificate (or has otherwise alleged that a Backstop Condition Precedent is not then satisfied), thereafter proceedings are initiated to resolve any dispute arising therefrom in accordance with Section 10.1(d) below, and such proceeding shall not have been resolved by the arbitrator appointed pursuant to Section 10.1(d) below on or prior to January 25, 2013, notwithstanding Section 2.5(a) above, the Purchaser shall have the option, to be exercised in its sole discretion, to deliver written notice to the Company on or prior to January 31, 2013 of its election to fund the Backstop Escrow Account with an amount in cash equal to the Backstop Maximum Amount less the aggregate principal amount of Convertible Notes outstanding on January 15, 2013 that are held by the Purchaser or an Affiliate of the Purchaser. In the event that the Backstop Escrow Account is funded pursuant to this Section 2.5(d), (i) Section 2.5(e) below shall not apply and (ii) upon final resolution of such dispute the funds held in the Backstop Escrow Account shall be released in accordance with the terms of the Backstop Escrow Agreement.

(e) If, on or prior to December 10, 2012, the Purchaser delivers a written objection to the Company as to the truth or accuracy of the statements made by the Company in the Backstop Closing Certificate (or has otherwise alleged that a Backstop Condition Precedent is not then satisfied), thereafter proceedings are initiated to resolve any dispute arising therefrom in accordance with Section 10.1(d) below, and such proceeding shall not have been resolved by the arbitrator appointed pursuant to Section 10.1(d) by January 25, 2013, and the Purchaser does not exercise its rights under Section 2.5(d) above, then notwithstanding the provisions of Section 2.5(a) of the Governance Agreement, the Company may issue equity or any other equity ownership interests (including but not limited to equity-linked securities) in an amount up to the aggregate principal amount of then outstanding Convertible Notes, provided that any proceeds from such issue are used to repay the Convertible Notes. If any such issuance of equity or any other equity ownership interests (including but not limited to equity-linked securities) shall require the approval of the shareholders of the Company, the Purchaser and its Affiliates shall vote in favor of such issuance.

(f) If, on or before December 10, 2012, the Purchaser delivers a written objection to the Company as to the truth or accuracy of the statements made by the Company in the Backstop Closing Certificate, thereafter proceedings are initiated to resolve any dispute arising therefrom in accordance with Section 10.1(d), and such proceeding shall have been resolved by the arbitrator appointed pursuant to Section 10.1(d) in favor of the Purchaser, then the Purchaser shall be irrevocably excused from all obligations pursuant to Sections 2.5 and 2.6.

Section 2.6. Backstop Closing

Subject to the satisfaction or waiver of the Backstop Conditions Precedent (other than those that are by their nature to be satisfied at a Backstop Closing, but subject to the satisfaction or waiver of such conditions at such Backstop Closing), the closing of the transactions contemplated under Section 2.5 (a “Backstop Closing”) shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom (UK) LLP, 40 Bank St, Canary Wharf, London, England, counsel to the Company, on the applicable date specified in Section 2.5 above, or at such other location, date and time as may be agreed upon between the Purchaser and the Company (each a “Backstop Closing Date”). At any Backstop Closing:

(a) The Company shall deliver to the Backstop Escrow Agent, to be held in escrow pursuant to the Backstop Escrow Agreement, a global note in registered form representing the Backstop Notes, with a face value equal to the aggregate principal amount of Backstop Notes so notified for issue in the relevant Backstop Notice less the aggregate principal amount of any Convertible Notes set forth in the notice of ownership provided by the Purchaser to the Company pursuant to Section 2.5, that are eligible to be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme and a letter of instruction relating to delivery of the Backstop Notes on the Backstop Escrow Release Date in form and substance reasonably acceptable to the Purchaser, in each case, bearing the original signature of the Company, and the Purchaser shall fund, by wire transfer of immediately available funds, to the Backstop Escrow Account an amount, in United States Dollars, equal to the aggregate principal amount of Backstop Notes so notified for issue in the relevant Backstop Notice less the aggregate principal amount of any Convertible Notes set forth in the notice of ownership provided by the Purchaser to the Company pursuant to Section 2.5, to be held by the Backstop Escrow Agent pursuant to the terms of the Backstop Escrow Agreement. On the Backstop Escrow Release Date, the Backstop Notes will be deemed to be issued to the Purchaser against the release of funds from the Backstop Escrow Account in accordance with the Backstop Escrow Agreement.

(b) If the Purchaser or any of its Affiliates holds Convertible Notes on a Backstop Closing Date, then the Purchaser shall purchase from the Company, and the Company shall issue to the Purchaser, Rollover Notes with a face value equal to the face value of such Convertible Notes that are eligible to be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme, in exchange for a cash amount equal to such face value, payable by the Purchaser. On the Backstop Closing Date, the Company shall deliver to the Purchaser evidence reasonably satisfactory to the Purchaser that a global note, with a face value equal to the face amount of the Convertible Notes then owned by the Purchaser or any of its Affiliates, in registered form representing such Rollover Notes has been delivered to the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme, each to be registered in the name of the Purchaser, or in such nominee’s or nominees’ name(s) as designated by the Purchaser in writing, against payment of an amount equal to the face amount of the Convertible Notes then owned by the Purchaser or any of its Affiliates, by or on behalf of the Purchaser by wire transfer of immediately available funds, to such account or accounts as the Company shall designate in writing to the Purchaser no later than two Business Days prior to the Backstop Closing Date. The Company shall use such cash proceeds as set forth in Section 8.7(c).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the Disclosure Schedule (the “Disclosure Schedule”) delivered to the Purchaser on the Effective Date (it being agreed that disclosure of any item on the Disclosure Schedule shall be deemed disclosure with respect to any other Section of this Agreement to which the relevance of such item is reasonably apparent from the face of such disclosure), the Company hereby represents and warrants to the Purchaser as follows:

Section 3.1. Incorporation

(a) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of Delaware with full power and authority (corporate and other) to own, lease and operate, as the case may be, its properties and conduct its business as now conducted; and (b) the Company and each of its Subsidiaries are duly qualified to transact business and are each in good standing in each jurisdiction in which the nature of the business conducted by it, or its ownership or leasing of property, or its employment of employees or consultants therein, makes such qualification necessary, except, with respect to clause (b), where the failure to be so qualified or be in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on or change in the condition (financial or otherwise) of the business, properties or results of operations of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”). The Company has not received notification, written or otherwise, that any proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, and to the Knowledge of the Company, no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company and each of its Subsidiaries are in possession of and operating in material compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of their respective businesses, all of which are valid and in full force and effect. Complete and correct copies of the certificate of incorporation (the “Certificate of Incorporation”) and bylaws (the “Bylaws”) of the Company as in effect on the Effective Date have been filed by the Company with the SEC.

Section 3.2. Authority

The Company has all requisite corporate power and authority to enter into this Agreement, each other Operative Agreement and the Right of First Offer Agreement executed by the Company on the Effective Date (the “ROFO Agreement”) and to perform the transactions contemplated hereby and thereby. When executed and delivered, each of the Operative Agreements and the ROFO Agreement will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement, each other Operative Agreement and the ROFO Agreement and the consummation of the transactions herein and therein contemplated will not result in (a) any violation of the Certificate of Incorporation or Bylaws, (b) the creation of any pledge, lien, encumbrance, mortgage, hypothecation, charge, security interest, easement, title defect, conditional sale or other title retention agreement, judgment, interest, equitable interest, setoff or claim of any kind or nature, whether arising by agreement, Law or otherwise (“Lien”), upon any assets or property of the Company or any of its Subsidiaries pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute a breach or violation of any of the terms and provisions of, or constitute a default under, any contract, agreement, license, understanding, indenture, mortgage, deed of trust, loan agreement, joint venture, lease (including without limitation any sale and leaseback arrangement), franchise, permit or other instrument or bond, debenture, note or other evidence of Indebtedness, to which the Company or any of its Subsidiaries is a party or by or to which it or its properties (including without limitation all intangible property of the Company) or assets are or, to the Knowledge of the Company, may be bound or subject (each, a “Contract”) which breach, violation or default would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (c) the violation of any law, order, ruling, rule, regulation, writ, assessment, injunction, judgment or decree of any government or governmental court, agency or body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries, or over any of their respective properties (including without limitation all intangible property of the Company or any of its Subsidiaries) or Contracts (“Government Entity”) or by or to which they or such of its properties or Contracts are or, to the Knowledge of the Company, may be bound or subject (each, a “Law”) which violation would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Other than the Ukraine Antitrust Approval, no consent, approval, authorization or order of or qualification with any Government Entity, or, as of the date hereof, under the NASDAQ Rules and/or the WSE Rules is required for the execution, delivery and performance of this Agreement or the other Operative Agreements and the consummation by the Company of the transactions herein and therein contemplated, except the Company Stockholder Approval.

Section 3.3. Litigation

Except as disclosed in the SEC Documents filed prior to the date hereof, there are no actions, suits, claims, investigations or proceedings pending or, to the Knowledge of the Company, threatened to which the Company or any of its Subsidiaries or, to the Knowledge of the Company, to which any of their respective directors or officers is a party, or to which any of their respective material properties (including without limitation all intangible property of the Company) or any Contract may be subject, at law or in equity, before or by any Government Entity any of which, individually or in the aggregate, would reasonably be expected to prevent or to materially impede or delay the consummation of the transactions contemplated by this Agreement or which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.4. Capitalization

All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and have not been issued in violation of any preemptive rights or other rights to subscribe for or purchase securities. The authorized capital stock of the Company consists of (a) 120,000,000 shares of Common Stock, of which, as of April 18, 2012, 73,127,917 shares were outstanding, and (b) 1,000,000 shares of preferred stock, of which no shares are outstanding on the date hereof. Except for options to purchase Common Stock issued under the Company’s 2007 Stock Incentive Plan disclosed in the SEC Documents filed prior to the date hereof and the Company’s stockholder rights plan, there are no existing options, warrants, calls, preemptive (or similar) rights, subscriptions or other rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, any shares of the capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests, and there are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests. 1,397,333 shares of Common Stock are reserved as of the date hereof for issuance pursuant to the Company’s 2007 Stock Incentive Plan and the warrants disclosed in the SEC Documents filed prior to the date hereof. There are no voting agreements or other similar arrangements with respect to the Common Stock to which the Company is a party and, to the Knowledge of the Company, there are no voting agreements or similar arrangements relating to the Common Stock (other than the agreements referred to in Section 2.2(c)). The description of the Company’s stock option plans, employee stock purchase plans or similar arrangements, and the options or other rights granted and exercised thereunder, set forth in the SEC Documents filed prior to the date hereof accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights. Except as described in the SEC Documents filed prior to the date hereof, no person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other person. The issuance and sale of the Initial Shares, the New Debt and any shares of Common Stock issued to finance the payment of interest under the Rollover Notes or the Backstop Notes, and the exchange of the Exchange Shares hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other person (other than the Purchaser or an Affiliate of the Purchaser) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. Except as disclosed in the SEC Documents filed prior to date hereof, and for capital stock or voting securities of the Company’s subsidiaries that is owned by the Company or a Subsidiary thereof, there are no outstanding (i) shares of capital stock or voting securities of any Subsidiary of the Company, (ii) securities of any Subsidiary of the Company convertible into or exchangeable for shares of capital stock or voting securities of any Subsidiary of the Company or (iii) options or other rights to acquire from any Subsidiary of the Company, or any other obligation of any Subsidiary of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of any Subsidiary of the Company.

Section 3.5. Authorization

The Initial Shares and the New Debt have been duly and validly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when the Initial Shares are issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, the Initial Shares will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any Lien. The Exchange Shares have been duly and validly authorized and reserved for issuance and, upon the exchange of the New Debt in accordance with its terms and the terms of this Agreement, including receipt of the Company Stockholder Approval, the Exchange Shares will be validly issued, fully paid and nonassessable and will be sold free and clear of any Lien. No further approval or authorization of any stockholder, the board of directors of the Company (the “Company Board”) or others is required for the issuance and sale or transfer of the Securities, except for the Company Stockholder Approval. The Company and the Company Board have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or other “poison pill” arrangement (including without limitation under the Rights Agreement, dated September 6, 2011, by and between the Company and American Stock Transfer & Trust Company, LLC), control share acquisition, business combination or other similar anti-takeover provision under the laws of the state of its incorporation, the Company’s organizational documents and any other agreement to which the Company is bound, which is or could become applicable to the Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and the Purchaser’s respective ownership of Securities issued hereunder.

Section 3.6. Financial Statements

Other than as may be set forth in SEC Documents filed prior to the date hereof, the consolidated financial statements of the Company and its Subsidiaries contained in the SEC Documents, together with the related schedules and notes (the “Financial Statements”): (a) present fairly, in all material respects, the financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and its Subsidiaries for the periods specified; (b) have been prepared in material compliance with requirements of the Securities Act, the Exchange Act and the Rules and Regulations and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis during the periods presented and present fairly, in all material respects, the information required to be stated therein; and (c) describe accurately, in all material respects, the controlling principles used to form the basis for their presentation. There are no financial statements (historical or pro forma) and/or related schedules and notes that are required to be included in the SEC Documents filed prior to the date hereof, that are not included as required by the Securities Act, the Exchange Act and/or the Rules and Regulations.

Section 3.7. No Changes

Subsequent to December 31, 2011, except as otherwise described in the SEC Documents filed prior to the date hereof, there has not been (a) any change, development or event that, individually or in the aggregate, has resulted or would reasonably be expected to result in a Material Adverse Effect, (b) any transaction that is material to the Company or any of its Subsidiaries taken as a whole, (c) any obligation, direct or contingent incurred by the Company and its Subsidiaries that is material to the Company or any of its Subsidiaries taken as a whole, (d) any change in the capital stock or outstanding Indebtedness of the Company and its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (f) any loss or damage (whether or not insured) that has been sustained or will have been sustained that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (g) any waiver by the Company or any of its Subsidiaries of a material right or of a material debt owed to it, (h) any sale, assignment or transfer of any intangible property of the Company or any of its Subsidiaries that is material to the Company or any of its Subsidiaries taken as a whole or (i) any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subjections (a) through (h) above.

Section 3.8. Investment Company

The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds therefrom, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

Section 3.9. SEC Documents

(a) The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. As of their respective filing dates, all documents that the Company filed under the Exchange Act during the 12 months preceding the date of this Agreement, when taken together with any subsequent amendments filed thereto, complied or, when filed, will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of such SEC Documents contained or, when filed, will contain any untrue statement of a material fact or omitted or, when filed, will omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were or will be made, not misleading.

(b) As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC or its staff. As of the date of this Agreement, none of the Company’s Subsidiaries is subject to the reporting requirements of Section 13(a) or 15(d) under the Exchange Act.

(c) Neither the Company nor any of its Subsidiaries has any liabilities of any nature (whether accrued, absolute, contingent or otherwise) except liabilities (i) disclosed in the financial statements of the Company and its Subsidiaries as of December 31, 2011 (the “Balance Sheet Date”) included in the SEC Documents filed prior to the date hereof, (ii) incurred after Balance Sheet Date in the ordinary course of business, (iii) as contemplated by an Operative Agreement or otherwise in connection with the transactions contemplated hereby or thereby or (iv) as would not reasonably be expected to have a Material Adverse Effect. There are no material unconsolidated Subsidiaries of the Company or any material off-balance sheet arrangements of any type (including any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act) that have not been so described in the SEC Documents filed prior to the date hereof nor any obligations to enter into any such arrangements.

(d) The Companies and its Subsidiaries are, and since January 1, 2009, have been, in compliance with all, and have not breached or violated any, Laws applicable to the Company and its Subsidiaries, except as would not reasonably be expected to have a Material Adverse Effect.

(e) The Company has implemented disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) that are reasonably designed to ensure that material information relating to the Company, including its Subsidiaries, required to be included in reports filed under the Exchange Act is made known to the chief executive officer and chief financial officer of the Company by others within those entities. Except as otherwise described in the SEC Documents filed prior to the date hereof, the Company and its Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. Except as otherwise described in the SEC Documents filed prior to the date hereof, neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm, has identified or been made aware of “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s or any of its Subsidiary’s internal controls and procedures that could reasonably adversely affect the Company’s or any of its Subsidiaries’ ability to record, process, summarize and report financial data, in each case which has not been subsequently remediated. There is no fraud that involves the Company’s or any of its Subsidiaries’ management or other employees who have a significant role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.

Section 3.10. No Integrated Offering

Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances within the prior six months that would require registration under the Securities Act of the issuance of the Securities to the Purchaser.

Section 3.11. Intellectual Property

The Company and its Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and the conduct of their respective businesses do not conflict in any material respect with any such rights of others, and the Company and its Subsidiaries have not received any notice of any claim of infringement of or conflict with any such rights of others, except as disclosed in the SEC Documents filed prior to the date hereof or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.12. Taxes

The Company and its Subsidiaries have paid all Russian, Ukrainian, Polish and U.S. federal, state and local taxes, as well as other foreign taxes, and filed all tax returns required to be paid or filed through the date hereof, except for any taxes that are being disputed in good faith and for which adequate reserves have been set aside, and except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 3.13. Seniority of Indebtedness

The obligations of the Company under the New Debt, the Rollover Notes and the Backstop Notes rank at least pari passu in right of payment with the Convertible Notes and the 2016 Senior Secured Notes.

Section 3.14. No Brokers

Except for Jefferies & Company Inc., the Company has not dealt with any broker, finder or placement agent in connection with the transactions contemplated by this Agreement, and, except for certain fees and expenses payable by the Company to Jeffries & Company Inc., the Company has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement, any other Operative Agreement or any transaction contemplated hereby or thereby.

Section 3.15. No Other Representations or Warranties

Except for the representations and warranties expressly contained in this Article III and in the Operative Agreements, the Purchaser acknowledges that neither the Company nor any of its Subsidiaries makes any other express or implied representation or warranty with respect to the Company, any of its Subsidiaries or their respective businesses or any other matter or with respect to any other information provided or made available to the Purchaser or its Affiliates or Representatives, and that all such representations and warranties, other than the representations and warranties of the Company and its Subsidiaries expressly contained in this Article III or in the Operative Agreements, are expressly disclaimed. Neither the Company, nor any of its Subsidiaries nor any other Person will have or be subject to any liability or indemnification obligation to the Purchaser or any other Person relating to or resulting from the distribution to the Purchaser or its Affiliates or Representatives, or use by any of them of, any such information except that the foregoing limitations shall not (a) apply to the Company or any of its Subsidiaries to the extent they make the specific representations and warranties set forth in this Article III or in the other Operative Agreements, but always subject to the limitations and restrictions contained herein and therein, or (b) preclude the Purchaser from any remedy for fraud or constitute an admission by the Purchaser that any element of a claim for fraud cannot be established.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Company as follows:

Section 4.1. Authorization

The Purchaser has all requisite power and authority to enter into this Agreement and the other Operative Agreements to which it is party and to perform the transactions contemplated hereby and thereby. When executed and delivered, each of the Operative Agreements to which the Purchaser is party will constitute the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

Section 4.2. Ownership of Convertible Notes

The Purchaser or an Affiliate of the Purchaser has good and marketable ownership rights in the Convertible Notes to be exchanged for Rollover Notes free and clear of any option, call, swap, margin or other rights, agreements, arrangements or commitments of any character obligating the Purchaser to transfer, sell or otherwise dispose of any such Convertible Notes or granting any third party any rights over such Convertible Notes.

Section 4.3. Ownership of Purchaser Securities

Except for the Purchaser Securities, the Operative Agreements and the ROFO Agreement, the Purchaser does not, and its Affiliates (other than the other Purchaser) do not, own or otherwise have the right to acquire, receive, pledge, option, call, subscribe for or exercise any preemptive or other rights with respect to, and the Purchaser and its Affiliates are not party to or otherwise obligated under, any binding agreements, arrangements or commitments of any character to purchase or otherwise acquire or cause to be purchased any capital stock of the Company or other equity interests in the Company or any securities convertible into or exchangeable for such shares of capital stock or other equity interests or any note or other debt instrument representing an obligation of the Company. For purposes of this Section 4.3, “Purchaser Securities” shall include: (a) 7,206,125 shares of Common Stock; and (b) Convertible Notes with a face value of $102,554,000. The Purchaser and its Affiliates do not own any 2016 Senior Secured Notes. Other than as set forth in Schedule II, the Purchaser and its Affiliates are not party to or otherwise obligated under any binding voting agreements or other similar arrangements with respect to the Common Stock.

Section 4.4. Purchase Entirely for Own Account

The Purchaser and its applicable Affiliates are acquiring the Securities being purchased by it hereunder for its own account, and not for resale or with a view to distribution thereof in violation of the Securities Act. The Purchaser and its applicable Affiliates have not entered into an agreement or understanding with the Company to resell or distribute such Securities without prejudice, however, to the Purchaser’s and its Affiliates’ right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable securities Laws.

Section 4.5. Financial Capability

The Purchaser has and will have available funds necessary to consummate the Initial Closing and the Purchaser has and will have available funds necessary to fund the Backstop Notes, in each case on the terms and conditions contemplated by this Agreement.

Section 4.6. Investor Status; Etc

The Purchaser certifies and represents to the Company that it is now, and at the time the Purchaser or any of its Affiliates acquires any of the Securities, the Purchaser or such Affiliate, as applicable, will be, an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser’s and its Affiliates’ financial condition is such that it is able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of its entire investment. The Purchaser has received, reviewed and considered all information it deems necessary in making an informed decision to make an investment in the Securities and has been afforded the opportunity to ask questions of and receive answers from the management of the Company concerning this investment and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company. The Purchaser is acquiring the Securities for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act.

Section 4.7. Shares Not Registered

The Purchaser understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held by the Purchaser or an Affiliate of the Purchaser unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

Section 4.8. No Conflict

The execution, delivery and performance of this Agreement and the other Operative Agreements to which the Purchaser is a party by the Purchaser and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default by the Purchaser (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of, any obligation or to a loss of a material benefit under (a) any provision of the organizational documents of the Purchaser, (b) to the knowledge of the Purchaser, any material agreement or instrument, permit, franchise or license or (c) any Law applicable to the Purchaser or its respective properties or assets except, in the case of the foregoing clauses (b) and (c), such conflicts, violations or defaults which would not materially impede or delay or would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Purchaser’s ability to consummate the transactions contemplated by this Agreement (a “Purchaser Material Adverse Effect”).

Section 4.9. Consents

Other than the Ukraine Antitrust Approval, all consents, approvals, orders and authorizations required on the part of the Purchaser in connection with the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated herein have been obtained, or will be obtained, and will be effective as of the Initial Closing, except where the failure to obtain such consents, approvals, orders or authorizations would not reasonably be expected to have a Purchaser Material Adverse Effect.

Section 4.10. No Public Offering

The Purchaser has not received any information relating to the Securities or the Company, and is not purchasing the Securities as a result of, any form of general solicitation or general advertising, including but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or pursuant to any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

Section 4.11. Short Positions; Certain Trading Limitations

The Purchaser will not, at any time, use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. The Purchaser (a) represents that on and from the time the Purchaser first became aware of the offering of the Shares until the date and time hereof neither it nor anyone acting on its behalf has engaged in and (b) covenants that for the period commencing on the date and time hereof and ending on the earlier to occur of (i) the Company’s issuance of a press release disclosing the transactions contemplated hereby and (ii) the Company’s filing of a Current Report on Form 8-K disclosing the transactions contemplated hereby, neither it nor anyone acting on its behalf will, engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to (collectively, a “Disposition”) the Common Stock of the Company by the Purchaser or any person or entity. Such prohibited hedging or other transaction would include without limitation effecting any short sale (whether or not such sale or position is “against the box”) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company. Notwithstanding the foregoing, nothing set forth above would prohibit the location and/or reservation of borrowable shares of Common Stock.

Section 4.12. Purchaser Control of Affiliates

The Purchaser Controls and, either directly or indirectly, owns Russian Standard Corporation, Roust Trading (Cyprus) Limited (UK Branch) and Russian Standard Bank.

Section 4.13. Investment Company

The Purchaser and any direct or indirect parent entity or controlling person of the Purchaser are not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

Section 4.14. No Other Representations or Warranties

Except for the representations and warranties expressly contained in this Article IV or made by the Purchaser in another Operative Agreement, the Company acknowledges that neither the Purchaser nor any of its Affiliates makes any other express or implied representation or warranty with respect to the Purchaser, any of its Affiliates or any other matter or with respect to any other information provided or made available to the Company or its Subsidiaries or Representatives, and that all such representations and warranties, other than the representations and warranties of the Purchaser and its Affiliates expressly contained in this Article IV or made by the Purchaser in another Operative Agreement, are expressly disclaimed. Neither the Purchaser, nor any of its Affiliates nor any other Person will have or be subject to any liability or indemnification obligation to the Company or any other Person relating to or resulting from the distribution to the Company or its Subsidiaries or Representatives, or use by any of them of, any such information except that the foregoing limitations shall not (a) apply to the Purchaser or any of its Affiliates to the extent they make the specific representations and warranties set forth in this Article IV or in the other Operative Agreements, but always subject to the limitations and restrictions contained herein and therein, or (b) preclude the Company from seeking any remedy for fraud or constitute an admission by the Company that any element of a claim for fraud cannot be established.

ARTICLE V

CONDITIONS PRECEDENT

Section 5.1. Conditions to the Obligation of the Purchaser to Consummate the Initial Closing

The obligation of the Purchaser to consummate the Initial Closing is subject to the satisfaction or waiver of the following conditions precedent:

(a) The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects at the Initial Closing as if made at the Initial Closing (except to the extent that such representation and warranty speaks as of a particular date in which case such representation and warranty shall be true and correct as of such date).

(b) The Company shall have performed in all material respects all covenants and agreements herein required to be performed or observed by the Company on or prior to the Initial Closing Date.

(c) 15 days shall have passed since the Company filed with NASDAQ a true and complete Notification Form: Listing of Additional Shares covering all applicable Securities, and NASDAQ shall not have objected to the transactions contemplated by this Agreement or any other Operative Agreement.

(d) No proceeding challenging any Operative Agreement or any of the transactions contemplated hereby or thereby and seeking to prohibit, alter or prevent the Initial Closing, the Second Closing or the Backstop Closing, shall have been instituted by any Government Entity and shall be pending.

(e) None of the transactions contemplated by this Agreement or any other Operative Agreement shall be prohibited by any Law.

(f) The Purchaser shall have received a certificate signed on behalf of the Company by an executive officer of the Company certifying that the conditions set forth in Section 5.1(a) and (b) have been satisfied.

(g) No stop order or suspension of trading shall have been imposed by NASDAQ, the SEC or any other Government Entity, and no suspension or exclusion from trading shall have been imposed by the WSE or the Polish FSA, in each case with respect to public trading in the Common Stock, and shall be continuing as of the Initial Closing Date.

(h) The Purchaser shall have received a certificate from the chief financial officer of the Company, dated as of the Initial Closing Date and substantially in the form of Annex A hereto, certifying as to the solvency of the Company and its Subsidiaries, on a consolidated basis after giving effect to the transactions comprising the Initial Closing.

(i) No event of default has occurred under any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any Indebtedness for money borrowed of the Company and/or any of its Subsidiaries, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which an event of default has occurred, aggregates $30 million or more.

(j) The Company shall have enabled the New Debt to be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme.

Section 5.2. Conditions to the Obligation of the Company to Consummate the Initial Closing

The obligation of the Company to consummate the Initial Closing is subject to the satisfaction or waiver of the following conditions precedent:

(a) The representations and warranties of the Purchaser set forth in this Agreement shall be true and correct at the Initial Closing as if made at the Initial Closing (except to the extent that such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of that date).

(b) The Purchaser shall have performed in all material respects all covenants and agreements herein required to be performed or observed by the Purchaser on or prior to the Initial Closing Date.

(c) No proceeding challenging any Operative Agreement or any of the transactions contemplated hereby or thereby and seeking to prohibit, alter or prevent the Initial Closing shall have been instituted by any Government Entity and shall be pending.

(d) None of the transactions contemplated by this Agreement or any other Operative Agreement shall be prohibited by any Law.

(e) The Company shall have received a certificate signed on behalf of the Purchaser by an executive officer of the Purchaser certifying that the conditions set forth in Section 5.2(a) and Section 5.2(b) have been satisfied.

(f) 15 days shall have passed since the Company filed with NASDAQ a true and complete Notification Form: Listing of Additional Shares covering all applicable Securities, and NASDAQ shall not have objected to the transactions contemplated by this Agreement or any other Operative Agreement.

Section 5.3. Conditions to the Obligation of the Purchaser to Consummate the Second Closing

The obligation of the Purchaser to consummate the Second Closing is subject to the satisfaction or waiver of the following conditions precedent:

(a) The representations and warranties of the Company set forth in Section 3.1, Section 3.2 and Section 3.5 shall be true and correct in all respects at the Second Closing as if made at the Second Closing.

(b) At the Initial Closing no representation or warranty given in satisfaction of Section 5.1(a) was false or incorrect as of the date it was given.

(c) The Company shall have performed in all material respects the covenants and agreements contained in Section 8.1 and Section 8.7 herein and required by Section 2.1 and Section 2.5 of the Governance Agreement to be performed or observed by the Company on or prior to the Second Closing.

(d) The Company shall have obtained the Company Stockholder Approval.

(e) The Initial Closing shall have occurred.

(f) No proceeding challenging any Operative Agreement or any of the transactions contemplated hereby or thereby and seeking to prohibit, alter or prevent the Second Closing, shall have been instituted by any Government Entity and shall be pending.

(g) None of the transactions contemplated by this Agreement or any other Operative Agreement shall be prohibited by any Law.

(h) The Purchaser shall have received a certificate signed on behalf of the Company by an executive officer of the Company certifying that the conditions set forth in Section 5.3(a), (b) and (c) have been satisfied.

(i) No stop order or suspension of trading shall have been imposed by NASDAQ, the SEC or any other Government Entity, and no suspension or exclusion from trading shall have been imposed by the WSE or the Polish FSA, in each case with respect to public trading in the Common Stock and shall be continuing as of the Second Closing Date.

(j) No event of default has occurred under any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any Indebtedness for money borrowed of the Company and/or any of its Subsidiaries, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which an event of default has occurred, aggregates $30 million or more.

(k) The Company shall have enabled the Rollover Notes to be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme.

Section 5.4. Conditions to the Obligation of the Company to Consummate the Second Closing

The obligation of the Company to consummate the Second Closing is subject to the satisfaction or waiver of the following conditions precedent:

(a) The representations and warranties of the Purchaser set forth in Section 4.1 and Section 4.8 shall be true and correct at the Second Closing as if made at the Second Closing.

(b) The Purchaser shall have performed in all material respects all covenants and agreements contained in Section 8.1 Section 8.9, Section 8.10 and Section 8.14 herein to be performed or observed by the Purchaser on or prior to the Second Closing.

(c) No proceeding challenging any Operative Agreement or any of the transactions contemplated hereby or thereby and seeking to prohibit, alter or prevent the Second Closing, shall have been instituted by any Government Entity and shall be pending.

(d) The issuance of the Exchange Shares and the exchange of the Convertible Notes by the Purchaser shall not be prohibited by any Law.

(e) The Company shall have received a certificate signed on behalf of the Purchaser by an executive officer of the Purchaser certifying that the conditions set forth in Sections 5.4(a) and (b) have been satisfied.

Section 5.5. Conditions to the Obligation of the Purchaser to Consummate a Backstop Closing

The obligation of the Purchaser to consummate a Backstop Closing is subject to the satisfaction or waiver of the following conditions precedent:

(a) The representations and warranties of the Company set forth in Section 3.1, Section 3.2 and Section 3.5 shall be true and correct in all respects at the Backstop Closing as if made at the Backstop Closing.

(b) At the Initial Closing no representation or warranty given in satisfaction of Section 5.1(a) was false or incorrect as of the date it was given.

(c) The Company shall have performed in all material respects the covenants and agreements contained in Section 8.7 herein and required by the Section 2.1, 2.4 and 2.5 of the Governance Agreement to be performed or observed by the Company on or prior to the Backstop Closing.

(d) Each of the Initial Closing and the Second Closing shall have occurred.

(e) The Purchaser shall have received a certificate signed on behalf of the Company by an executive officer of the Company certifying that the conditions set forth in Section 5.5(a) have been satisfied.

(f) No event of default has occurred under any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any Indebtedness for money borrowed of the Company and/or any of its Subsidiaries, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which an event of default has occurred, aggregates $30 million or more.

(g) There shall not have occurred a Change of Control (as defined in the Senior Secured Notes Indenture) of the Company.

(h) The issuance of the Backstop Notes and the intended use of the proceeds from the issuance of the Backstop Notes to repay outstanding Convertible Notes shall not be prohibited by any Law.

(i) The Company shall have enabled the Backstop Notes to be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme.

(j) A Backstop Closing shall have occurred on or before March 15, 2013.

ARTICLE VI

TRANSFER, LEGENDS

Section 6.1. Securities Law Transfer Restrictions

(a) The Purchaser understands that the Securities have not been registered under the Securities Act or any U.S. state securities laws, and the Purchaser agrees that it will not dispose of the Securities unless (a) the resale of the Securities is registered under the Securities Act or (b) such registration is not required under the Securities Act or any applicable U.S. state securities law due to the applicability of an exemption therefrom. In that connection, the Purchaser is aware of Rule 144 under the Securities Act and the requirements to qualify thereunder.

(b) The Purchaser acknowledges that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of Securities, in any jurisdiction outside of the United States where action for that purpose is required.

Section 6.2. Legends

(a) Each certificate representing any of the Securities shall be endorsed with the legends set forth below (and any Securities issued in noncertificated form shall be subject to appropriate stop transfer instructions), and the Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the Securities (whether or not represented by any such certificate) without complying with the restrictions on transfer described in this Agreement and the legends endorsed on such certificate, if any:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SAID ACT AND, IF REQUESTED BY THE COMPANY IN CONNECTION WITH SUCH A DISPOSITION PURSUANT TO AN EXEMPTION, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM SAID ACT.”

(b) The restrictions imposed by Section 6.2(a) above will cease and terminate as to any particular Security (i) when in the opinion of counsel reasonably acceptable to the Company such legend is no longer required in order to ensure compliance by the Company with the Securities Act or (ii) when such Security shall have been effectively registered under the Securities Act or transferred pursuant to Rule 144 under the Securities Act. Whenever such restrictions will cease and terminate as to any Securities, the holder thereof shall be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section 6.2(a) above.

(c) Each certificate representing any of the New Debt, Rollover Notes or Backstop Notes shall be endorsed with legends substantially in the form set forth on the form of such note annexed hereto, and the Purchaser covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the New Debt, Rollover Notes or Backstop Notes without complying with the legends set forth thereon.

ARTICLE VII

TERMINATION

Section 7.1. Termination

This Agreement may be terminated and the transactions contemplated hereunder abandoned only as follows:

(a) by the Purchaser or the Company if the Initial Closing shall not have been consummated by June 1, 2012; provided, that the right to terminate the Agreement pursuant to this Section 7.1(a) shall not be available to any party whose breach or failure to perform any of its obligations under this Agreement has caused the failure of any Initial Condition Precedent set forth in Section 5.1, with respect to a termination by the Company, or Section 5.2, with respect to a termination by the Purchaser, to be satisfied; or

(b) at any time by mutual agreement of the Company and the Purchaser; or

(c) by the Company in order to concurrently enter into an acquisition agreement or similar agreement with respect to any Superior Proposal, provided that (i) the Company has complied with the terms of Section 8.4, (ii) the Company’s stockholders shall have failed to provide the Company Stockholder Approval at the Stockholders Meeting and (iii) the Company shall have paid the fee payable pursuant to Section 7.2(b) below; or

(d) by the Purchaser if the Company Stockholder Approval has not been obtained and (i) the Company shall have failed to include the Company Recommendation in the Proxy Statement, (ii) the Company Board shall have made a Change in Recommendation in accordance with Section 8.2 and Section 8.4 (other than in response to a Purchaser Intervening Event where the Purchaser Intervening Event is the primary reason for the Change in Recommendation and the Company Board certifies in writing to the Purchaser that a Purchaser Intervening Event has occurred and the nature of the Purchaser Intervening Event), (iii) an Alternative Proposal has been publicly announced and the Company Board shall have failed to publicly reaffirm its recommendation of this Agreement and the transactions contemplated hereby not later than five Business Days prior to the date of the Stockholders Meeting or (iv) the Company breaches its covenants or agreements set forth in Section 8.2, Section 8.4 or Section 8.6 and such breach is not cured, if capable of cure, within 10 Business Days after written notice of such breach by the Purchaser to the Company; provided, that the Purchaser will only be able to terminate this Agreement pursuant to this Section 7.1(d) if the Purchaser is not then in breach of its representations, warranties, covenants or agreements in a manner that would cause the conditions set forth in (y) Sections 5.2(a) or 5.2(b), with respect to a termination prior to the Initial Closing or (z) Section 5.4(a) or 5.4(b), with respect to a termination after the Initial Closing and prior to the Second Closing, in the case of each of clauses (y) and (z) above, not to be satisfied;

(e) by the Purchaser or the Company if the Second Closing shall not have been consummated by September 30, 2012 (the “End Date”); provided, that the right to terminate the Agreement pursuant to this Section 7.1(e) shall not be available to any party whose breach or failure to perform any of its obligations under this Agreement has caused the failure of any Second Closing Condition Precedent set forth in Section 5.3, with respect to a termination by the Company, or Section 5.4, with respect to a termination by the Purchaser, to be satisfied; or;

(f) by the Purchaser if the stockholders of the Company fail to provide the Company Stockholder Approval at the Stockholders Meeting (or any adjournment thereof).

Section 7.2. Effect of Termination

(a) Except as set forth in Section 7.2(b) below, any termination pursuant to this Article VII shall be without liability on the part of any party; provided that each party hereto shall remain liable for any breach of this Agreement prior to its termination notwithstanding any termination of this Agreement. Notwithstanding any termination of this agreement pursuant to this Article VII, this Section 7.2 shall survive any such termination and Section 8.13, Section 8.15, Section 9.6 and Section 10.1 through Section 10.9 of this Agreement will not terminate and will survive any termination of this Agreement.

(b) In the event this Agreement is terminated by the Company pursuant to Section 7.1(c) or the Purchaser pursuant to Section 7.1(d), then either concurrently with such termination (in the case of a termination pursuant to Section 7.1(c)) or within two Business Days after such termination (in the case of a termination pursuant to Section 7.1(d)) the Company will pay the Purchaser a fee equal to $12,000,000 in cash by wire transfer to an account designated by the Purchaser. The amounts referenced in this Section 7.2(b) and the expenses and interest referred to Section 7.2(c) below shall be deemed to be liquidated damages for any and all losses or damages suffered or incurred by the Purchaser, any of its Affiliates or any other person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and after payment of such fee and any amounts required to be paid pursuant to Section 7.2(c) below neither the Purchaser, any of its Affiliates nor any other person shall be entitled to bring or maintain any claim, action or proceeding against the Company or any of its Affiliates arising out of or in connection with this Agreement, any of the transactions contemplated hereby or any matters forming the basis for such termination; provided, however, that nothing in this Section 7.2(b) shall limit the rights of the Purchaser under Section 10.1(c) and Section 10.8.

(c) Each of the parties hereto acknowledge that the agreements contained in Section 7.2(b) above are an integral part of the transactions contemplated by this Agreement and that without these agreements the Purchaser would not enter into this Agreement. Accordingly, if the Company fails to timely pay any amount due pursuant to Section 7.2(b) above, and, in order to obtain the payment, the Purchaser commence a lawsuit that results in a judgment against the Company for the payment set forth in this Section 7.2(b) above, the Company shall pay the Purchaser’s reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees) in connection with such lawsuit, together with interest on such amount at the prime rate as published in the Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received.

(d) Notwithstanding anything to the contrary in this Agreement but subject to Section 10.1(c) below and Section 10.8 below, the Purchaser’s right to receive payment from the Company of the amount referred to in Section 7.2(b) above, the expenses and interest referred to Section 7.2(c) above, the remedies available under the terms of the New Debt and the terms of Section 8.15(a) hereof, and the rights of the Purchaser under Section 8.13 shall be the sole and exclusive remedy of the Purchaser against the Company and its Subsidiaries and any of their respective former, current or future officers, directors, partners, stockholders, managers, members or Affiliates (collectively, “Company Related Parties”) in connection with a termination of this Agreement pursuant to Section 7.1(c) above or Section 7.1(d) above, and upon payment of such amount(s), none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated by this Agreement.

ARTICLE VIII

COVENANTS

Section 8.1. Preparation and Mailing of Proxy Statement

(a) As promptly as reasonably practicable following the Effective Date but in no event later than ten (10) Business Days thereafter, the Company shall prepare and file with the SEC proxy materials that shall constitute the proxy statement relating to the Company Stockholder Approval to be sought at the Stockholders Meeting (such proxy statement, and any amendments or supplements thereto, the “Proxy Statement”). Other than seeking (i) the Company Stockholder Approval, (ii) approval by the affirmative vote of the holders of a majority of shares of the Company’s then outstanding Common Stock to amend the Certificate of Incorporation to increase the size of the Company Board to ten (10) directors, (iii) the election of directors to the Company Board, (iv) the ratification of the choice of the Company’s accountants, (v) an increase in the authorized share capital of the Company of 40,000,000 shares of Common Stock and (vi) the approval of the Company’s employee stock incentive plan, the Proxy Statement shall not seek the approval of stockholders of the Company with respect to any other matter, and the Company shall not solicit proxies for the authority to act on any other matter that may be taken up at the Stockholders Meeting. Prior to filing the Proxy Statement, the Company will provide drafts thereof to the Purchaser, will give the Purchaser a reasonable time to review and comment thereon and will consider in good faith any comments made by the Purchaser. The Proxy Statement shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder and shall not, on the date it is first mailed to stockholders of the Company and at the time of the Stockholders Meeting, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they are made, not misleading. The parties hereto shall reasonably cooperate with each other and provide to each other all information necessary in order to prepare the Proxy Statement, and shall provide promptly to the other parties any information such party may obtain that would reasonably be expected to necessitate amending the Proxy Statement.

(b) The Company shall, as promptly as practicable after receipt thereof (and in any event within two (2) Business Days), provide the Purchaser copies of any written comments and advise the Purchaser of any oral comments with respect to the Proxy Statement received from the SEC.

(c) The Company shall cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time after the SEC informs the Company that it will not review, or completes its review thereof, or ten days pass without notice from the SEC that it will review the Proxy Statement. The Company shall take any action (other than qualifying to do business in any jurisdiction in which it is not now so qualified or to file a general consent to service of process) required to be taken under any applicable U.S. state securities laws in connection with the transactions contemplated hereby and the Company shall furnish all information concerning it and the holders of its capital stock as may be reasonably requested in connection with any such action.

(d) If at any time prior to the Second Closing Date, (i) any event or change occurs with respect to the parties hereto or any of their respective Affiliates, officers or directors, which is required, in either party’s reasonable judgment, to be set forth in an amendment of, or supplement to, the Proxy Statement or (ii) any information relating to the parties hereto, or any of their respective Affiliates, officers or directors, should be discovered by a party which should be set forth in an amendment of, or supplement to, the Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company shall file as promptly as practicable with the SEC an amendment of or supplement to the Proxy Statement and, as required by Law, disseminate the information contained in such amendment or supplement to the stockholders of the Company; provided, that prior to filing any such amendment or supplement, the Company will provide drafts thereof to the Purchaser, will give the Purchaser a reasonable time to review and comment thereon and will consider in good faith any comments made by the Purchaser.

Section 8.2. Stockholders Meeting; Recommendation

The Company shall duly take all lawful action to call, give notice of, convene and hold a meeting of the stockholders of the Company (the “Stockholders Meeting”) on a date as promptly as practicable (and in any event within five Business Days) after the SEC informs the Company that it will not review, or completes its review of the Proxy Statement, or ten days pass without notice from the SEC that it will review the Proxy Statement, solely for the purpose of obtaining the Company Stockholder Approval and the other matters specified in Section 8.1(a) above, and subject to and until a Change in Recommendation made in accordance with this Section 8.2 and Section 8.4 the Company shall take all lawful action to solicit the Company Stockholder Approval. The Company shall not permit a meeting of its stockholders to occur, or permit its stockholders to vote on any matter, until the Stockholders Meeting called to approve the matters set forth in the Proxy Statement delivered pursuant to Section 8.1 has occurred. The Company Board shall recommend the issuance of Exchange Shares and the other transactions as contemplated by this Agreement and the other Operative Agreements (the “Company Recommendation”), provided that if the Company Board determines at any time prior to the Stockholders Meeting in good faith after consultation with its financial advisers and outside legal counsel and in response to an Intervening Event that the Company Recommendation would be inconsistent with its fiduciary duties under applicable Law it shall be under no obligation to make such Company Recommendation and, after complying with the procedures set forth in Section 8.4(c) and after the expiration of the Purchaser Review Period, may change, alter or rescind any Company Recommendation (each, a “Change in Recommendation”) that has otherwise been made; and provided further, that no change in Company Recommendation or failure to make the Company Recommendation shall affect the obligation of the Company to hold the Stockholders Meeting in the manner set forth in this Section 8.2.

Section 8.3. Consents and Approvals

(a) Subject to the terms and conditions of this Agreement, each of the parties will use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the transactions contemplated by this Agreement, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents necessary to consummate the transactions contemplated by this Agreement, including, without limitation, (i) filings, if any, required under any antitrust Laws of any applicable jurisdiction (including, without limitation, the Ukraine Antitrust Approval), as agreed by the parties hereto, (ii) any filings required under the Securities Act, the Exchange Act, any applicable U.S. state or securities or “blue sky” laws and the securities laws of any foreign country, or under any other Law relating to the transactions contemplated by this Agreement and (iii) any filings required under the NASDAQ Listing Rules. Each party hereto will cause all documents that it is responsible for filing with any Government Entity under this Section 8.3 to comply in all material respects with all applicable Laws. Each party hereto shall promptly supply the other with any information which may be required in order to effectuate any filings or application pursuant to this Section 8.3.

(b) Upon the terms and subject to the conditions set forth herein, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including using all reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent of the Purchaser (with respect to the Company) or the Company (with respect to the Purchaser) set forth in Article V to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Government Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Government Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Government Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties and (iv) the execution or delivery of any additional instruments necessary to consummate the transactions and to fully carry out the purposes of this Agreement. In connection with and without limiting the foregoing, the Company and the Company Board shall, if any takeover statute or similar Law is or becomes applicable to this Agreement or any of the transactions contemplated by this Agreement, use all reasonable efforts to ensure that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Law on this Agreement and the transactions contemplated hereby.

(c) The Company shall use its reasonable best efforts to cause each of the New Debt, the Rollover Notes and the Backstop Notes to be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme with as few changes as possible from the form of such instruments attached as Exhibits to this Agreement. The Company shall use its reasonable best efforts to deliver all such certificates, instruments, agreements, disclosure materials and such other documents or materials as such clearing system may require. Prior to filing such certificates, instruments, agreements, disclosure materials and such other documents or materials, the Company will provide drafts thereof to the Purchaser, will give the Purchaser a reasonable time to review and comment thereon and will consider in good faith any comments made by the Purchaser.

Section 8.4. Alternative Proposals

(a) Subject to the provisions of this Section 8.4, at all times during the period commencing with Effective Date and continuing until the earlier to occur of the termination of this Agreement and the Second Closing Date, the Company shall not, and shall cause its officers and directors not to, and shall use its reasonable best efforts to cause its and its Subsidiaries’ employees, investment bankers, attorneys and other advisors or representatives (collectively with officers and directors of the Company, “Representatives”) not to, (i) solicit, initiate, encourage, or induce any inquiry with respect to, or the making, submission or announcement of, any proposal or offer which would reasonably be expected to lead to a merger, acquisition, consolidation, tender offer, exchange offer or similar transaction involving, or any proposal or offer to purchase or acquire in any manner (A) assets representing 10% or more of the assets of the Company and its Subsidiaries, taken as a whole, (B) an equity interest in 10% or more of the Equity Securities or (C) any other transaction that is or would be an alternative to the transactions contemplated by this Agreement (any such proposal or offer being hereinafter referred to as an “Acquisition Proposal”), (ii) enter into, participate, continue or otherwise engage in discussions or negotiations with, or provide any non-public information to any Person (other than the Purchaser, its Affiliates and its respective representatives) with respect to any inquiries regarding, or the making of, an Acquisition Proposal or that would otherwise reasonably be expected to lead to any Acquisition Proposal, (iii) approve, endorse or recommend any Acquisition Proposal or (iv) enter into or approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to an Acquisition Proposal. The Company shall immediately terminate, and shall cause its Representatives to immediately terminate, all discussions or negotiations, if any, that are ongoing as of the date hereof with any third party with respect to an Acquisition Proposal.

(b) Subject to the provisions of this Section 8.4, the Company may (A) provide information in response to a request by a Person who has made a bona fide written Acquisition Proposal that was not initiated or solicited in violation of Section 8.4(a) if the Company receives from the Person so requesting the information an executed confidentiality agreement that is customary for transactions of the type of the Acquisition Proposal; and/or (B) engage in discussions or negotiations with any Person who has made a bona fide written Acquisition Proposal that was not initiated or solicited in violation of Section 8.4(a), if, in the case of each of clauses (A) and (B), the Company Board determines in good faith after consultation with its financial advisors and outside legal counsel that failure to take this action would be inconsistent with its fiduciary duties under applicable Law and if the Company Board determines in good faith that the Acquisition Proposal either constitutes a Superior Proposal or is reasonably likely to lead to a Superior Proposal. As used in this Agreement, “Superior Proposal” means a bona fide Acquisition Proposal that the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) is reasonably expected to be consummated in accordance with its terms, taking into account all legal, financial and regulatory aspects of the proposal and the Person making the Acquisition Proposal, and if consummated, would result in a transaction that is more favorable to the stockholders of the Company from a financial point of view than the transactions contemplated by this Agreement (after taking into account any revisions to the terms of the transactions contemplated by this Agreement and the other Operative Agreements agreed to by the Purchaser pursuant to Section 8.4(c)), where the Company Board has concluded, in good faith after consultation with its financial advisors and outside legal counsel, that the failure of the Company Board to identify such proposal as a Superior Proposal would be inconsistent with its fiduciary duties under applicable Law; provided, that for purposes of the definition of “Superior Proposal,” references to 10% in the definition of Acquisition Proposal shall be deemed to be references to “28%.”

(c) The Company shall notify the Purchaser orally and in writing promptly, and in any event within three (3) Business Days, after receipt of any Acquisition Proposal. The written notice shall include the identity of the third party making such Acquisition Proposal, the material terms of the Acquisition Proposal and copies of any written communications and documents setting forth the material terms of such Acquisition Proposal received by the Company from the third party making such Acquisition Proposal or its Representatives or Affiliates, and the Company shall keep the Purchaser reasonably informed of any material changes with respect to such Acquisition Proposal on a prompt basis (and in any event within 24 hours). The Company shall promptly notify the Purchaser orally and in writing upon determination by the Company Board, after consultation with its financial advisors and outside legal counsel, that an Acquisition Proposal is a Superior Proposal. The Company shall not effect a change in the Company Recommendation (whether relating to a Superior Proposal or otherwise) until after the fifth Business Day following the Purchaser’s receipt of written notice (a “Change in Recommendation Notice”) from the Company (i) with respect to a change in the Company Recommendation as a result of the Superior Proposal, advising the Purchaser that the Company Board has received a Superior Proposal, specifying the terms and conditions of the Superior Proposal and stating that the Company Board intends to effect a Change in Recommendation and (ii) with respect to a change in the Company Recommendation not relating to a Superior Proposal, specifying in reasonable detail the Intervening Event precipitating the Change in Recommendation and the reason for such change in Company Recommendation. The Company agrees that after providing the Purchaser a Change in Recommendation Notice, during the five-Business Day period specified in the preceding sentence (such period, the “Purchaser Review Period”), the Purchaser will be permitted to propose to the Company revisions to the terms of the transactions contemplated by this Agreement and the other Operative Agreements, and the Company and its Representatives will, if requested by the Purchaser, negotiate in good faith with the Purchaser and its Representatives regarding any revisions to the terms of the transactions contemplated by this Agreement and the other Operative Agreements proposed by the Purchaser.

(d) Nothing contained in this Section 8.4 shall prohibit the Company or the Company Board from taking and disclosing to the Company’s stockholders a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or from making such disclosure to the Company’s stockholders which, in the judgment of the Company Board after receiving advice of outside legal counsel, is reasonably likely to be required under applicable Law.

(e) The Purchaser agrees that the provisions of Section 2.5 of the Governance Agreement shall not restrict the Company Board’s consideration of any matter pursuant to this Section 8.4; provided, however, that the Company may not consummate a transaction prohibited by Section 2.5 of the Governance Agreement without the prior written consent of the Purchaser.

Section 8.5. Reservation of Common Stock

As of the Effective Date, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Initial Shares pursuant to this Agreement and Exchange Shares pursuant to any exchange of the New Debt.

Section 8.6. Reporting Status; Listing of Common Stock

The Company’s Common Stock is registered under Section 12 of the Exchange Act. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement and the Second Closing Date, the Company will use its best efforts to timely file all reports, schedules, forms, statements and other documents required to be filed by it with (i) the SEC under the reporting requirements of the Exchange Act and (ii) the Polish FSA under the reporting obligations of the Polish Public Offering Act and/or the Polish Securities Trading Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act and the Polish Public Offering Act and the Polish Securities Trading Act even if such laws or the rules and regulations thereunder would permit such termination. As soon as reasonably practicable following the Initial Closing (but otherwise not more than 30 days after the Initial Closing), the Company will use its best efforts to list all of the Initial Shares on NASDAQ and, as soon as reasonably practicable following the Second Closing (but otherwise not more than 30 days after the Second Closing), to list any of the Exchange Shares exchanged for New Debt and any shares of Common Stock issued as a result of the payment of interest under the New Debt, the Rollover Notes or the Backstop Notes in shares of Common Stock (as provided for therein) on NASDAQ. At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement and the Second Closing Date, the Company will use best efforts to continue the listing and trading of its Common Stock on NASDAQ and will comply in all respects with the Company’s reporting, filing and other obligations under the NASDAQ.

Section 8.7. Use of Cash Proceeds

(a) The Company shall utilize (i) the entire amount of proceeds received from the issuance of the New Debt (net of transaction fees, expenses and costs) solely to repurchase and cancel Convertible Notes and pay related transaction fees, costs, expenses and taxes, and the Company will use its reasonable best efforts to effect such repurchases or redemptions as promptly as commercially practicable following the Initial Closing, and (ii) the entire amount of proceeds received from the issuance of the Initial Shares (net of transaction fees, expenses and costs) solely to repurchase and cancel Convertible Notes and pay related transaction fees, costs, expenses and taxes, and the Company will use its reasonable best efforts to effect such repurchases or redemptions as promptly as commercially practicable following the Second Closing. The Company shall notify the Purchaser of such repurchases or redemptions as promptly as practicable after their execution and no less frequently than monthly.

(b) On the Second Closing Date the Company shall use all of the proceeds received from the Purchaser’s, or any Affiliate of the Purchaser’s, purchase of $102,554,000 (face value) of Rollover Notes pursuant to Section 2.3 above solely to repurchase and cancel, at par, $102,554,000 of Convertible Notes held by the Purchaser, and in addition, and without duplication of amounts paid under the Convertible Notes, the Company shall pay to the Purchaser all accrued but unpaid interest then outstanding on such Convertible Notes. For the avoidance of doubt, all payments relating to the purchase of Rollover Notes and the repurchase and cancellation of Convertible Notes pursuant to this Section 8.7(b) shall be in United States dollars by wire transfer of immediately available funds and shall be made on the same day.

(c) On the Backstop Closing Date the Company shall use all of the proceeds received from the Purchaser’s, or any Affiliate of the Purchaser’s, purchase of Rollover Notes pursuant to Section 2.6 above to repurchase and cancel, at par, Convertible Notes held by the Purchaser with a face value equal to the amount set forth in the notice of ownership provided by the Purchaser to the Company pursuant to Section 2.5, and in addition, and without duplication of amounts paid under the Convertible Notes, the Company shall pay to the Purchaser all accrued but unpaid interest then outstanding on such Convertible Notes. For the avoidance of doubt, all payments relating to the purchase of Rollover Notes and the repurchase and cancellation of Convertible Notes pursuant to this Section 8.7(c) shall be in United States dollars by wire transfer of immediately available funds and shall be made on the same day.

Section 8.8. Funding Backstop Notes and Use of Proceeds

(a) The Purchaser and the Company shall enter into the Backstop Escrow Agreement on and as of the Second Closing Date.

(b) The Company shall utilize the entire proceeds from the issuance of Backstop Notes pursuant to Section 2.5 above (net of transaction fees, expenses and costs), when and if distributed from the Backstop Escrow Account pursuant to the terms of the Backstop Escrow Agreement, to repurchase and cancel the Convertible Notes, upon the maturity thereof, and pay related transaction fees, costs, expenses and taxes, substantially contemporaneously with such distribution from the Backstop Escrow Account. For the avoidance of doubt, all payments relating to the distribution of the proceeds from the Backstop Escrow Account to the Company and the repurchase of the Convertible Notes by the Company from holders thereof shall be in United States dollars by wire transfer of immediately available funds and shall be made on the same day.

Section 8.9. Purchaser Lock-Up

The Purchaser agrees that it will not, and will use its reasonable best efforts to cause its Affiliates and any person acting on its or their behalf and at its or their direction not to, directly or indirectly, from the Effective Date until the earlier of (i) twelve (12) months after the Effective Date or (ii) the failure of the Second Closing to occur by the End Date:

(a) sell, lend, mortgage, assign, contract to sell, pledge, charge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option or right or warrant to purchase, lend, directly or indirectly, any shares of Common Stock or any security or financial product whose value is determined directly or indirectly by reference to the price of the underlying securities, including equity swaps, forward sales and options or global depositary receipts representing the right to receive any such securities; or

(b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of shares of Common Stock; or

(c) enter into any transaction with the same economic effect as, or agree to, or publicly announce any intention to enter into, any transaction described above,

whether any such transaction described in clause (a), (b) or (c) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, and in each of clause (a), (b) and (c), other than by the Purchaser or Affiliate of the Purchaser to any Affiliate of the Purchaser or by any Affiliate of the Purchaser to the Purchaser and other than as contemplated by this Agreement and the other Operative Agreements.

Section 8.10. Purchase of 2016 Senior Secured Notes

Until the earlier of (i) one (1) year after the Effective Date and (ii) the failure of the Second Closing to occur by the End Date, without the prior written consent of the Company the Purchaser will not, and will use its reasonable best efforts to procure that its Affiliates do not, acquire any additional 2016 Senior Secured Notes.

Section 8.11. Purchase and Sale and Put / Call Obligations

(a) Notwithstanding anything to the contrary in the New Debt, to the extent that the Second Closing has occurred and that interest has accrued on the New Debt on or prior to the date of the Second Closing and, on the payment date for such interest payment, the New Debt has not been exchanged for Common Stock pursuant to Section 8.11(c) below, the Purchaser shall pay or cause to be paid to the Company in cash the amount of such interest on the Business Day that such interest is due and payable pursuant to the New Debt, an amount equal to such interest payment, in exchange for the issuance by the Company to the Purchaser (or an Affiliate of the Purchaser designated by the Purchaser) of a number of shares of Common Stock (delivered in book-entry form and subject to the same transfer restrictions provided for herein and rounded down to the nearest whole share) determined by dividing the amount of such interest by $5.25, provided that (i) if the issuance of Common Stock contemplated by this Section 8.11(a) would trigger the mandatory tender offer provisions of the Polish Act of 29 July 2005 on Public Offering, Conditions Governing the Introduction of Financial Instruments to Organized Trading, and Public Companies, then the maximum amount of Common Stock issued pursuant to this Section 8.11(a), and the corresponding amount owed by the Purchaser to the Company in respect of such Common Stock, shall be the maximum amount of Common Stock that can then be issued without causing such provisions to be triggered, (ii) in the event that the Ukraine Antitrust Approval is not obtained on or prior to the time that amounts are owed by the Purchaser pursuant to this Section 8.11(a) and issuance of Common Stock contemplated by this Section 8.11(a) would result in beneficial ownership by the Purchaser and its Affiliates of a percentage of Common Stock that would exceed the percentage permitted under applicable Ukraine law or regulation without obtaining the Ukraine Antitrust Approval, then the maximum amount of Common Stock issued pursuant to this Section 8.11(a), and the corresponding amount owed by the Purchaser to the Company in respect of such Common Stock, shall be the maximum amount of Common Stock that then can be issued without causing the Purchaser and its Affiliates to violate such Law, and (iii) in the event that the Company shall have filed a registration statement with the SEC at the Purchaser’s or any of its Affiliates’ request pursuant to the Registration Rights Agreement, the Purchaser shall not be entitled to be issued, and the Company shall not issue, any shares of Common Stock thereafter pursuant to this Section 8.11(a). In each instance where the Polish Act of 29 July 2005 or the Ukraine Antitrust Law has impeded the issuance of Common Stock pursuant to this Section 8.11(a), the transactions contemplated by this Section 8.11(a) shall be effected as soon as reasonably practicable after the lifting of the applicable impediment. The Company shall utilize the proceeds of such payment received from the Purchaser to satisfy its cash interest payment obligations on the applicable interest payment date. The payment of such amounts shall be in addition to any cash interest then owing (other than in respect of interest accruing on or prior to the Second Closing Date).

(b)

(i) Notwithstanding anything to the contrary in the Rollover Notes or the Backstop Notes, to the extent interest has accrued from and including the date of issue and through and including April 9, 2013, pursuant to the Rollover Notes or the Backstop Notes, on April 9, 2013, the Purchaser shall pay or cause to be paid to the Company the amount of such interest in exchange for the issuance by the Company to the Purchaser (or an Affiliate of the Purchaser designated by the Purchaser) of a number of shares of Common Stock (delivered in book-entry form and subject to the same transfer restrictions provided for herein and rounded down to the nearest whole share) determined by dividing the amount of such interest payment due by the volume weighted average price of the Company’s Common Stock on NASDAQ during the five trading days up to and including the fifth trading day prior to the interest payment date (the “VWAP”) (or if the Common Stock is not then traded on NASDAQ, the fair value of the Common Stock as determined in good faith by the Purchaser and the Company) (rounded down to the nearest penny); provided, that (A) if the VWAP or fair value of such Common Stock is greater than $6.30 per share, it shall be deemed to be $6.30 for purposes of this Section 8.11(b)(i) and (B) if the VWAP or fair value of such Common Stock is less than $4.20 per share, it shall be deemed to be $4.20 for purposes of this Section 8.11(b)(i). The Company shall utilize the proceeds of such payment received from the Purchaser to satisfy its cash interest payment obligations on the applicable interest payment date.

(ii) Notwithstanding anything to the contrary in the Rollover Notes or the Backstop Notes, on April 9, 2013, the Purchaser shall pay or cause to be paid to the Company the amount of all interest under the Rollover Notes or the Backstop Notes that will accrue in 2013 and that has not been paid pursuant to Section 8.11(b)(i) above, in exchange for the issuance by the Company to the Purchaser (or an Affiliate of the Purchaser designated by the Purchaser) of a number of shares of Common Stock (delivered in book-entry form and subject to the same transfer restrictions provided for herein and rounded down to the nearest whole share) determined by dividing the amount of such payment by the VWAP as of April 9, 2013 (or if the Common Stock is not then traded on NASDAQ, the fair value of the Common Stock as determined in good faith by the Purchaser and the Company) (rounded down to the nearest penny); provided, that (A) if the VWAP or fair value of such Common Stock is greater than $6.30 per share, it shall be deemed to be $6.30 for purposes of this Section 8.11(b)(ii) and (B) if the VWAP or fair value of such Common Stock is less than $4.20 per share, it shall be deemed to be $4.20 for purposes of this Section 8.11(b)(ii). On April 9, 2013, the Company shall utilize the proceeds of such payment received from the Purchaser to pre-pay its cash interest payment obligations for 2013, under the Rollover Notes and the Backstop Notes that have not been paid pursuant to Section 8.11(b)(ii) above. Each of the Company and the Purchaser agree to execute and deliver to the paying agent for the Rollover Notes and the Backstop Notes such payment instruction, or such supplement, waiver or amendment to the terms of the Rollover Notes and/or the Backstop Notes, and any related certifications or other documents, as may be reasonably required by such paying agent to effect the reduction described in this Section 8.11(b)(ii).

(iii) If the exchange of Common Stock contemplated by Section 8.11(b)(i) or Section 8.11(b)(ii) above would trigger the mandatory tender offer provisions of the Polish Act of 29 July 2005 on Public Offering, Conditions Governing the Introduction of Financial Instruments to Organized Trading, and Public Companies, then the maximum amount of Common Stock issued pursuant to Section 8.11(b)(i) or Section 8.11(b)(ii), and the corresponding amount owed by the Purchaser to the Company in respect of such Common Stock, shall be the maximum amount of Common Stock that can then be issued without causing such provisions to be triggered. In each instance where the Polish Act of 29 July 2005 has impeded the issuance of Common Stock pursuant to this Section 8.11(b), the transactions contemplated by this Section 8.11(b) shall be effected as soon as reasonably practicable after the lifting of the applicable impediment.

(iv) In the event that the Ukraine Antitrust Approval is not obtained on or prior to the time that amounts are owed by the Purchaser pursuant to Section 8.11(b)(i) and Section 8.11(b)(ii) and that issuance of Common Stock contemplated by Section 8.11(b)(i) or Section 8.11(b)(ii) would result in beneficial ownership by the Purchaser and its Affiliates of a percentage of Common Stock that would exceed the percentage permitted under applicable Ukraine law or regulation without obtaining the Ukraine Antitrust Approval, then the maximum amount of Common Stock issued pursuant to Section 8.11(b)(i) or Section 8.11(b)(ii), as applicable, and the corresponding amount owed by the Purchaser to the Company in respect of such Common Stock, shall be the maximum amount of Common Stock that can then be issued without causing such Laws from being triggered. In each instance where the Ukraine Antitrust Law has impeded the issuance of Common Stock pursuant to this Section 8.11(b), the transactions contemplated by this Section 8.11(b) shall be effected as soon as reasonably practicable after the lifting of the applicable impediment.

(v) In the event that the Company shall have filed a registration statement with the SEC at the Purchaser’s or any of its Affiliates’ request pursuant to the Registration Rights Agreement, the Purchaser shall not be entitled to be issued, and the Company shall not issue, any shares of Common Stock thereafter pursuant to Section 8.11(b)(i) or Section 8.11(b)(ii).

(vi) The payment of amounts under this Section 8.11(b) shall be in addition to any cash interest then owing (other than in respect of interest accruing on or prior to December 31, 2013).

(c) Subject to the Second Closing being consummated, the Purchaser agrees to purchase, or cause an Affiliate to purchase, from the Company, and the Company agrees to sell to the Purchaser or an Affiliate of the Purchaser designated by the Purchaser, the number of shares of Common Stock determined by dividing (i) the principal amount of the New Debt, plus any interest thereon that is accrued and unpaid as of the Second Closing Date by (ii) $5.25 (rounded down to the nearest whole share). The closing of the purchase and sale contemplated by this Section 8.11(c) shall be January 30, 2013; provided, that (i) if the closing of such purchase and sale has not been completed by January 30, 2013, the Company may elect, in its sole discretion, to extend the closing date to any date prior to the maturity date of the New Debt and (ii) the Purchaser may elect, in its sole discretion, to select an earlier closing date (not to be earlier than the Second Closing Date), in the case of each of clauses (i) and (ii), upon two (2) Business Days written notice to the other party. At the closing of the purchase and sale contemplated by this Section 8.11(c), (x) the Company will deliver against payment therefor the amount of stock required by this Section 8.11(c) to the Purchaser (delivered in book-entry form and subject to the same transfer restrictions provided for herein) and (y) the Purchaser will pay to the Company, in United States dollars, by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing to the Purchaser no later than two Business Days prior to the date that such payment is to be made, an amount equal to the principal amount of the New Debt plus the amount of interest that is accrued and unpaid as of the Second Closing Date. On the date that the Company receives a payment pursuant to this Section 8.11(c) the Company shall utilize the proceeds of such payment received from the Purchaser to repurchase or redeem the New Debt and pay the amount of interest that was accrued and unpaid thereon as of the Second Closing Date. The Purchaser agrees to sell, or cause any Affiliate of the Purchaser who holds the New Debt to sell the entire aggregate $70,000,000 principal amount of New Debt in exchange for the payment described in the preceding sentence. Notwithstanding anything herein to the contrary, in the event that the Ukraine Antitrust Approval is not obtained on or prior to the time of the closing of the purchase and sale contemplated by this Section 8.11(c) and the purchase and sale of any portion of the for Common Stock pursuant to this Section 8.11(c) would result in beneficial ownership by the Purchaser and its Affiliates of a percentage of Common Stock that would exceed the percentage permitted under applicable Ukraine law or regulation without obtaining the Ukraine Antitrust Approval (the portion of the Aggregate Exchange Amount resulting in such excess, the “Deferred Purchase Amount”), then the Purchaser (or an Affiliate thereof) shall not purchase, and the Company shall not sell, the Deferred Purchase Amount until the Ukraine Antitrust Approval is obtained and the closing of the purchase and sale of the Deferred Purchase Amount shall occur as soon as reasonably practicable (but in no event later than ten (10) Business Days) after Ukraine Antitrust Approval is obtained (if at all).

(d) The amount of interest accruing from the Second Closing Date to the earlier of January 30, 2013 and such earlier date selected by the Purchaser under clause (c) of this Section 8.11 (the earlier of such date, the “Interest Reduction Start Date”) as the closing date for the purchase and sale contemplated thereunder, shall be referred to herein as the “Interest Reduction Amount.” The Company and the Purchaser agree that the interest rate on the Rollover Notes and the Backstop Notes shall automatically be reduced to the extent necessary to cause the aggregate amount of interest payable on the Rollover Notes and the Backstop Notes over the period of time beginning on the Interest Reduction Start Date and ending at the maturity of the Rollover Notes and the Backstop Notes to be reduced by the Interest Reduction Amount. The Interest Reduction Amount shall be divided between the Rollover Notes and the Backstop Notes on a pro rata basis relative to the aggregate principal amount outstanding on such instruments on the Interest Reduction Start Date. Each of the Company and the Purchaser agree to execute and deliver to the paying agent for the Rollover Notes and the Backstop Notes such payment instruction, or such supplement, waiver or amendment to the terms of the Rollover Notes and/or the Backstop Notes, and any related certifications or other documents, as may be reasonably required by such paying agent to effect the reduction described in this Section 8.11(d)(i).

(e) Amounts that the Company is required under this Section 8.11 to pay under the New Debt, the Rollover Notes or the Backstop Notes shall be paid in full to the fiscal agent for the applicable note for further payment to the Purchaser (or an Affiliate of the Purchaser) subject to the terms of the Fiscal Agency Agreement and all provisions of each applicable note (including Condition 4.2 thereof).

(f) Notwithstanding anything in this Agreement to the contrary, all Common Stock to be delivered to the Purchaser (or an Affiliate of the Purchaser designated by the Purchaser) pursuant to this Agreement shall be delivered without any deduction or withholding.

(g) If the Company intends to instruct the fiscal agent for the New Debt to withhold from any amount payable by the Company in respect thereof, the Company shall, no later than fifteen (15) Business Days prior to the required withholding date, notify the Purchaser and the Fiscal Agent of such fact. The Purchaser and the Company shall discuss the requirement for such withholding in good faith, it being understood that any final decision in respect of any instruction that the Company may give to the fiscal agent for the notes regarding the applicability and amount of withholding shall be made by the Company acting in good faith and on the basis of applicable Law.

Section 8.12. Limitations on Transfer of New Debt, Rollover and Backstop Note

(a) Until such time, if ever, that this Agreement is terminated pursuant to Section 7.1 prior to the Second Closing having occurred, the Purchaser will not directly or indirectly Transfer the New Debt to any person that is not an Affiliate of the Purchaser and an Affiliate of the Purchaser will not directly or indirectly Transfer the New Debt to any person that is not an Affiliate of the Purchaser or the Purchaser.

(b) Until one year from the Effective Date (the “Debt Securities Lock-Up End Date”), the Purchaser will not to directly or indirectly Transfer the Rollover Notes or the Backstop Notes to any person that is not an Affiliate of the Purchaser and an Affiliate of the Purchaser will not directly or indirectly Transfer the Rollover Notes or the Backstop Notes to any person that is not an Affiliate of the Purchaser or the Purchaser.

(c) The Purchaser shall not, and will use its reasonable best efforts to cause its Affiliates to not, other than with an Affiliate of the Purchaser, directly or indirectly, enter into any contract, agreement, understanding or other arrangement with any Person to which any of the New Debt, the Rollover Notes or the Backstop Notes is Transferred pursuant to which the Purchaser (or an Affiliate of the Purchaser) agrees to exercise any right provided pursuant to any Operative Agreement and referred to in Section 8.15 below at the direction of or in consultation with, such Person.

Section 8.13. Put Right With Respect to Initial Shares

In the event that this Agreement is terminated after the Initial Closing and prior to the Second Closing, from the date of such termination through July 6, 2012 (provided, that if this Agreement has not been terminated on or before June 27, 2012, the July 6, 2012 date referred to above shall automatically be extended by the number of Business Days between June 27, 2012 and the day that this Agreement is terminated), the Purchaser shall have the right, in its sole discretion, to put the Initial Shares to the Company for $30 million, in exchange for the surrender of the Initial Shares to the Company, by delivering written notice of such election to the Company. Upon receipt of such notice and surrender of the Initial Shares, the Company will promptly (and in any event within two (2) Business Days) pay to the Purchaser (or its designee) $30 million.

Section 8.14. Purchase of Additional Convertible Notes

From the Effective Date until thirty days after the Second Closing, the Purchaser agrees not to, and agrees to use reasonable best efforts to procure that its Affiliates do not, acquire any additional Convertible Notes. If the Purchaser or an Affiliate of the Purchaser acquires Convertible Notes after the end of such thirty day period, the Purchaser shall notify the Company of such acquisitions as promptly as practicable after their execution and no less frequently than monthly. From January 14, 2013, until the maturity date of the Convertible Notes, the Purchaser agrees not to, and agrees to use reasonable best efforts to procure that its Affiliates do not, acquire any additional Convertible Notes. In the event that arbitration between the parties is commenced pursuant to Section 10.1(d), the Purchaser or any of its Affiliates purchases Convertible Notes after December 10, 2012 and a Backstop Closing occurs, then to the extent that the Purchaser or any of its Affiliates purchased such Convertible Notes at a price that is less than 90% of their stated principal amount, the Purchaser (i) shall provide to the Company a true and accurate schedule indicating in reasonable detail the date of purchase and purchase prices paid for such Convertible Notes and (ii) pay, or cause to be paid, to the Company on the Backstop Escrow Release Date an amount equal to 50% of the aggregate difference between the purchase price of such Convertible Notes in such period and the stated principal amount of such Convertible Notes.

Section 8.15. Additional Provisions Relating to the New Debt, Rollover Notes and Backstop Notes

(a) For so long as (i) the New Debt remains outstanding and (ii) the Purchaser and its Affiliates have not directly or indirectly Transferred more than 66.6% of the Debt Amount of the New Debt, Rollover Notes and Backstop Notes:

(i) Notwithstanding anything to the contrary in the New Debt, the Company may not redeem the Notes in whole or in part prior to the termination of this Agreement prior to the Second Closing Date.

(ii) To the extent (A) not prohibited by the terms of the 2016 Senior Secured Notes Indenture and subject to compliance with the terms thereof and (B) required under Section 2.5(a)(v) of the Governance Agreement, the Company shall, following any termination of this Agreement prior to the Second Closing Date, utilize the net proceeds from the disposals of certain assets to repay the New Debt, the Rollover Notes and the Backstop Notes in the order specified in the Governance Agreement.

(iii) To the extent required by Section 2.5(a)(vi) or Section 2.5(b) of the Governance Agreement, the Company shall, following any termination of this Agreement prior to the Second Closing Date, utilize the net proceeds from certain equity issuances to repay the New Debt, the Rollover Notes and the Backstop Notes in the order specified in the Governance Agreement.

(iv) Each of the following shall constitute an additional “Event of Default” under the New Debt and shall entitle the Purchaser or an Affiliate of the Purchaser, as the case may be, to declare the New Debt held by them to be immediately due and payable and entitle the Purchaser or such Affiliate of the Purchaser to pursue remedies available to holders of the New Debt after an acceleration thereunder:

(1) At the Initial Closing Date, any representation or warranty given in satisfaction of Section 5.1(a) was false or incorrect in any respect as of the date it was given;

(2) An event of default by the Company or any of its Subsidiaries with respect to the Rollover Notes or the Backstop Notes; provided that such Event of Default shall be automatically annulled if the event of default triggering such Event of Default is remedied or cured, or waived by the holders of the Rollover Notes or the Backstop Notes, as the case may be, and so long as (I) the Company has paid any overdue interest on the New Debt, all principal of the New Debt that is due and payable and is unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable Law) any such overdue interest in respect of the New Debt at the default rate specified therein, (II) all Events of Default and Defaults (as defined therein), other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 5.9.1 of the New Debt and (III) no judgment or decree has been entered for the payment of any monies due pursuant hereto;

(3) Any of the following has occurred: (I) this Agreement is terminated pursuant to Section 7.1(c) or Section 7.1(d) above; or (II) to the extent the provisions specified hereafter are then operative, the Company fails to perform or observe any covenant or agreement set forth in Section 2.1(a), Section 2.1(b), Section 2.1(c) or Section 2.1(d) of the Governance Agreement or Section 8.7 of this Agreement, or any Breach (as defined in the Governance Agreement) by the Company and/or any of its Subsidiaries of its obligations set forth in Section 2.4 or Section 2.5 of the Governance Agreement; and, for the avoidance of doubt, until such time as a Breach (as defined in the Governance Agreement) shall be deemed to have occurred with respect to Section 2.4 or Section 2.5 of the Governance Agreement following the expiration of the relevant grace periods specified therein, an Event of Default shall not be deemed to have occurred, and no holder of the New Debt shall have the right to declare an Acceleration (as defined in the New Debt) or exercise any other remedies under Section 3.3 of the New Debt with respect to any actual or alleged violation of the obligations of the Company and its Subsidiaries under Section 2.4 or Section 2.5 of the Governance Agreement; and

(4) Repudiation by the Company of any of its obligations under the New Debt or any other Operative Agreement; or if the New Debt, or any of the following provisions of the Operative Agreements, is held in any judicial proceeding to be unenforceable against the Company for any reason: Section 2.1(a), Section 2.1(b), Section 2.1(c), Section 2.1(d), Section 2.4 or Section 2.5 of the Governance Agreement, or Section 8.1, Section 8.2, Section 8.3, Section 8.4, Section 8.5, Section 8.6, Section 8.7 or Section 8.8 of this Agreement.

(b) For so long as (i) the Rollover Notes remain outstanding and (ii) the Purchaser and its Affiliates have not directly or indirectly Transferred more than 66.6% of the Debt Amount of the New Debt, Rollover Notes and Backstop Notes:

(i) To the extent (A) not prohibited by the terms of the 2016 Senior Secured Notes Indenture and subject to compliance with the terms thereof and (B) required under Section 2.5(a)(v) of the Governance Agreement, the Company shall utilize the net proceeds from the disposals of certain assets to repay the New Debt, the Rollover Notes and the Backstop Notes in the order specified in the Governance Agreement.

(ii) To the extent required by Section 2.5(a)(vi) or Section 2.5(b) of the Governance Agreement, the Company shall utilize the net proceeds from certain equity issuances to repay the New Debt, the Rollover Notes and the Backstop Notes in the order specified in the Governance Agreement.

(iii) Each of the following shall constitute an additional “Event of Default” under the Rollover Notes and shall entitle the Purchaser or an Affiliate of the Purchaser, as the case may be, to declare the Rollover Notes held by them to be immediately due and payable and entitle the Purchaser or such Affiliate of the Purchaser to pursue remedies available to holders of the Rollover Notes after an acceleration thereunder:

(1) At the Initial Closing Date, any representation or warranty given in satisfaction of Section 5.1(a) above was false or incorrect in any respect as of the date it was given;

(2) An event of default by the Company or any of its Subsidiaries with respect to the New Debt or the Backstop Notes; provided that such Event of Default shall be automatically annulled if the event of default triggering such Event of Default is remedied or cured, or waived by the holders of the New Debt or the Backstop Notes, as the case may, be and so long as (I) the Company has paid any overdue interest on the Rollover Notes, all principal of the Rollover Notes that is due and payable and is unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable Law) any such overdue interest in respect of the Rollover Notes at the default rate specified therein, (II) all Events of Default and Defaults (as defined therein), other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 5.9.1 of the Rollover Notes and (III) no judgment or decree has been entered for the payment of any monies due pursuant hereto;

(3) The Company fails to perform or observe any covenant or agreement set forth in Section 2.1(a), Section 2.1(b), Section 2.1(c) or Section 2.1(d) of the Governance Agreement or Section 8.7 of this Agreement, or any Breach (as defined in the Governance Agreement) by the Company and/or any of its subsidiaries of its obligations set forth in Section 2.4 or Section 2.5 of the Governance Agreement; and, for the avoidance of doubt, until such time as a Breach (as defined in the Governance Agreement) shall be deemed to have occurred with respect to Section 2.4 or Section 2.5 of the Governance Agreement following the expiration of the relevant grace periods specified therein, an Event of Default shall not be deemed to have occurred, and no holder of the Rollover Notes shall have the right to declare an Acceleration (as defined in the Rollover Notes) or exercise any other remedies under Section 3.3 of the New Debt with respect to any actual or alleged violation of the obligations of the Company and its subsidiaries under Section 2.4 or Section 2.5 of the Governance Agreement; and

(4) Repudiation by the Company of any of its obligations under the Rollover Notes or any other Operative Agreement; or if the Rollover Notes, or any of the following provisions of the Operative Agreements, is held in any judicial proceeding to be unenforceable against the Company for any reason: Section 2.1(a), Section 2.1(b), Section 2.1(c), Section 2.1(d), Section 2.4 or Section 2.5 of the Governance Agreement, or Section 8.1, Section 8.2, Section 8.3, Section 8.4, Section 8.5, Section 8.6, Section 8.7 or Section 8.8 of this Agreement.

(c) For so long as (i) the Backstop Notes remain outstanding and (ii) the Purchaser and its Affiliates have not directly or indirectly Transferred more than 66.6% of the Debt Amount of the New Debt, Rollover Notes and Backstop Notes:

(i) To the extent (A) not prohibited by the terms of the 2016 Senior Secured Notes Indenture and subject to compliance with the terms thereof and (B) required under Section 2.5(a)(v) of the Governance Agreement, the Company shall utilize the net proceeds from the disposals of certain assets to repay the New Debt, the Rollover Notes and the Backstop Notes in the order specified in the Governance Agreement.

(ii) To the extent required by Section 2.5(a)(vi) or Section 2.5(b) of the Governance Agreement, the Company shall utilize the net proceeds from certain equity issuances to repay the New Debt, the Rollover Notes and the Backstop Notes in the order specified in the Governance Agreement.

(iii) Each of the following shall constitute an additional “Event of Default” under the Backstop Notes and shall entitle the Purchaser or an Affiliate of the Purchaser, as the case may be, to declare the Backstop Notes held by them to be immediately due and payable and entitle the Purchaser or such Affiliate of the Purchaser to pursue remedies available to holders of the Backstop Notes after an acceleration thereunder.

(1) An event of default by the Company or any of its Subsidiaries with respect to the Rollover Notes or the New Debt; provided that such Event of Default shall be automatically annulled if the event of default triggering such Event of Default is remedied or cured, or waived by the holders of the Rollover Notes or the New Debt, as the case may, be and so long as (I) the Company has paid any overdue interest on the Backstop Notes, all principal of the Backstop Notes that is due and payable and is unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable Law) any such overdue interest in respect of the Backstop Notes at the default rate specified therein, (II) all Events of Default and Defaults (as defined therein), other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 5.9.1 of the Backstop Notes and (III) no judgment or decree has been entered for the payment of any monies due pursuant hereto;

(2) The Company fails to perform or observe any covenant or agreement set forth in Section 2.1(a), Section 2.1(b), Section 2.1(c) or Section 2.1(d) of the Governance Agreement or Section 8.7 of this Agreement, or any Breach (as defined in the Governance Agreement) by the Company and/or any of its subsidiaries of its obligations set forth in Section 2.4 or Section 2.5 of the Governance Agreement; and, for the avoidance of doubt, until such time as a Breach (as defined in the Governance Agreement) shall be deemed to have occurred with respect to Section 2.4 or Section 2.5 of the Governance Agreement following the expiration of the relevant grace periods specified therein, an Event of Default shall not be deemed to have occurred, and no holder of the Backstop Notes shall have the right to declare an Acceleration (as defined in the Backstop Notes) or exercise any other remedies under Section 3.3 of the Backstop Notes with respect to any actual or alleged violation of the obligations of the Company and its subsidiaries under Section 2.4 or Section 2.5 of the Governance Agreement; and

(3) Repudiation by the Company of any of its obligations under the Backstop Notes or any other Operative Agreement; or if the Backstop Notes, or any of the following provisions of the Operative Agreements, is held in any judicial proceeding to be unenforceable against the Company for any reason: Section 2.1(a), Section 2.1(b), Section 2.1(c), Section 2.1(d), Section 2.4 or Section 2.5 of the Governance Agreement, or Section 8.1, Section 8.2, Section 8.3, Section 8.4, Section 8.5, Section 8.6, Section 8.7 or Section 8.8 of this Agreement.

(d) The Purchaser agrees that it will, and will use its reasonable best efforts to cause its Affiliates to, report any Transfer by Purchaser and its Affiliates of the New Debt, Rollover Notes or Backstop Notes to the Company promptly after such Transfer (and in any event within ten (10) Business Days).

ARTICLE IX

MISCELLANEOUS PROVISIONS

Section 9.1. Public Statements or Releases

The Company shall, by 8:30 a.m. Eastern Daylight Time on the Business Day following the date hereof, issue a press release and file a Current Report on Form 8-K, copies of each of which shall be provided reasonably in advance of such filing to the Purchaser for review and comment (and the Company shall in good faith consider any comments made by the Purchaser), disclosing the transactions contemplated hereby and shall make such other filings and notices in the manner and time required by the SEC. The Company and the Purchaser shall consult with each other in issuing any press releases and/or filing any Current Reports on Form 8-K or other such SEC filings with respect to the transactions contemplated hereby, and, until such time as such filings are made, none of the parties to this Agreement shall make, issue, or release any announcement, whether to the public generally, or to any of its suppliers or customers, with respect to this Agreement or the transactions provided for herein, or, until such time as such filings are made, make any statement or acknowledgment of the existence of, or reveal the status of, this Agreement or the transactions provided for herein, without the prior consent of the other parties, which shall not be unreasonably withheld or delayed, provided, that nothing in this Section 9.1 shall prevent any of the parties hereto from making such public announcements as may be required by applicable Law or NASDAQ Rule or listing standard, but to the extent not inconsistent with such requirements, it shall provide the other parties with an opportunity to review and comment on any proposed public announcement a reasonable amount of time before it is made and shall consider in good faith any comments made by such reviewing party.

Section 9.2. Non-Survival of Representations and Warranties

The representations and warranties in this Agreement shall not survive for any purpose beyond the December 10, 2012 and shall terminate thereon.

Section 9.3. Further Assurances

Each party hereto agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other parties to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

Section 9.4. Rights Cumulative

Each and all of the various rights, powers and remedies of the parties hereto shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

Section 9.5. Rules of Construction

All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require; when reference is made in this Agreement to an article, section, paragraph, clause, schedule, exhibit or annex, such reference will be to an article, section, paragraph, clause, schedule, exhibit or annex to this Agreement unless otherwise indicated; whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation”; and references to disclosure in the SEC Documents in this Agreement shall be deemed not to include disclosures in such SEC Documents contained in the “Risk Factors” and “Forward Looking Statements” sections thereof or any other disclosures in such SEC Documents that are forward-looking in nature.

Section 9.6. Notices

Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be in writing and shall be sent by postage prepaid first class mail, courier or by facsimile or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder, and shall be deemed sufficient upon receipt when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three (3) Business Days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below:

(a) All correspondence to the Company shall be addressed as follows:

Central European Distribution Corporation
Bobrowiecka 6
00-728 Warsaw
Poland
Attention:	William V. Carey
Facsimile:	+48 22 456 60 01

with a copy to

Skadden, Arps, Slate, Meagher & Flom (UK) LLP
40 Bank St., Canary Wharf
London E14 5DS
UK
Attention:	Scott Simpson, Esq.
Facsimile:	+44 20 7519 7070

and

Dewey & LeBoeuf
No. 1 Minster Court
Mincing Lane
London EC3R 7YL
UK
Attention:	Frank Adams, Esq.
Facsimile:	+44 20 7459 5900

(b) All correspondence to the Purchaser shall be addressed as follows:

Roust Trading Ltd.
25 Belmont Hills Drive
Warwick WK 06, Bermuda
Attention:	Wendell M. Hollis

with a copy to

Ropes & Gray LLP
One Metro Center
700 12th Street, NW, Suite 900
Washington, DC 20005-3948
USA
Attention:	James Myers
Facsimile:	+1 (202) 383-8349
Ropes & Gray LLP
The Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
USA
Attention:	Christopher Comeau
Facsimile:	+1 (617) 951-7050

(c) Either party may change the address to which correspondence to it is to be addressed by written notification as provided for herein.

Section 9.7. Captions

The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

Section 9.8. Severability

Should any part or provision of this Agreement be held unenforceable or in conflict with the applicable Laws of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

ARTICLE X

GOVERNING LAW AND OTHER PROVISIONS

Section 10.1. Governing Law; Consent to jurisdiction; Waiver of Jury Trial; Injunctive Relief

(a) This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

(b) Subject to Section 10.1(d) below and except for Section 10.1(c) below, the parties hereto agree that any dispute between them relating to this Agreement or the transactions contemplated hereby will be resolved solely in the manner set forth in clauses (i) and (ii) below:

(i) Each of the parties hereto irrevocably submits to the jurisdiction of the United States District Court located in the State of New York and in the Borough of Manhattan, and all appellate courts relating thereto, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(ii) Any dispute or claim arising under this Agreement or the transactions contemplated hereby may be submitted to arbitration in New York, New York. Such arbitration will take place at and under the auspices of the American Arbitration Association or JAMS in accordance with its rules. The arbitration tribunal will consist of a single arbitrator agreed to by the parties (or if there is no agreement, as selected by the American Arbitration Association or JAMS (as applicable)); provided, that the parties agree to express a preference for such arbitrator to be a retired federal district court judge (or, if a retired federal district court judge is unavailable to hear such matter, a retired trial judge with commercial experience). Such arbitrator may not have any preexisting, direct or indirect personal, social or financial relationship with any party to the dispute. Each party hereto expressly consents to, and waives any future objection to, such forum and arbitration rules. The parties hereto agree to instruct the arbitrator (i) that the arbitration hearing must be completed within thirty (30) days of the request for arbitration, (ii) that his or her decision must be limited solely to disputes directly under this Agreement and the other Operative Agreements and the transactions contemplated hereby and thereby, and each party hereto agrees that any decision or award of the arbitrator (or part thereof) that purports to address, interpret, apply, enforce or resolve any other agreement, issue or dispute between the parties will be deemed to be beyond the scope of the arbitrator’s power and authority and will be given no force or effect by either party hereto or any other Person or any court, either directly or by application of collateral estoppel, res judicata or otherwise; and each party hereto covenants that it will not argue that such decision should be given any such effect and (iii) that he or she must deliver to the parties a written award and explanation of the basis for such award within seven (7) days after completion of the arbitration hearing. Subject to clause (ii) of the preceding sentence, the parties hereto agree that (A) the arbitrator’s decision shall be final and binding upon the parties and (B) that any final arbitral award may be entered as a judgment or order in any court of competent jurisdiction. The costs of such arbitration (including reasonable attorneys’ fees and expenses incurred by the parties hereto in connection with such arbitration) will be the responsibility of the party hereto who did not prevail in such arbitration (and the parties hereto shall instruct the arbitrator to make such a determination).

Subject to the last sentence of Section 10.1(d) below, the plaintiff in the actions described in clauses (i) and (ii) above may divide any disputes or issues in question between the two forums in its discretion (to the extent permitted by applicable Law).

(c) Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an “Irreparable Breach”). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, without the necessity of posting a bond or providing an undertaking, which relief may include, without limitation, specific performance or injunctive relief. Such remedies shall not be the parties’ exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

(d) Notwithstanding anything to the contrary in this Section 10.1(d), any dispute as to whether the Purchaser is obligated to consummate the transactions contemplated by Section 2.5 above (a “Section 2.5 Dispute”) shall be resolved by mandatory, final and binding arbitration before JAMS, in accordance with the JAMS Streamlined Arbitration Rules and Procedures (the “JAMS Rules”) in effect as of July 15, 2009, subject to the provisions of this Section 10.1(d):

(i) Arbitration in accordance with the provisions of this Section 10.1(d) shall be the sole and exclusive forum for resolution of the Section 2.5 Dispute.

(ii) There shall be one neutral arbitrator. Within three (3) calendar days of the filing of the demand for arbitration, the parties shall jointly nominate a person to serve as the sole arbitrator within thirty (30) days from the date of this Agreement. If, for any reason, such agreed upon arbitrator is unavailable or unwilling to serve as sole arbitrator, JAMS shall appoint, without resort to the procedures set forth in Rules 12(b)-(f) of the Rules, a retired United States federal judge to be the sole arbitrator, such appointment to be made within seven (7) calendar days of the filing of the demand for arbitration. It shall be a condition of the arbitrator’s acceptance of his/her appointment as sole arbitrator that he/she shall be available to conduct the arbitration in accordance with the expedited timetable contemplated by this Section 10.1(d).

(iii) The language of the arbitration shall be English. The place of arbitration shall be New York, New York.

(iv) The arbitration shall proceed on the following timetable unless otherwise agreed by the parties:

(1) On or before December 17, 2012, the party initiating such arbitration shall file with JAMS and serve on the other party its demand for arbitration, which shall include all supporting documents and witness statements on which it intends to rely in the arbitration;

(2) On or before December 21, 2012, the party that did not initiate such arbitration shall submit its defense, which shall include all supporting documents and witnesses statements on which it intends to rely in the arbitration;

(3) On or before December 31, 2012, the party initiating such arbitration shall submit any reply papers;

(4) Expert reports, if any, shall be exchanged on or before January 7, 2012;

(5) Unless expedited discovery is ordered as appropriate by the arbitrator, there shall be no discovery in connection with the arbitration. Up until the date of the commencement of the merits hearing, the parties shall be obligated to provide any additional documents on which they intend to rely at the hearing. Documents not exchanged before the merits hearing, or witnesses and experts that were not previously identified and who have not submitted witness statements, may not be considered by the arbitrator at the hearing, unless agreed upon by the parties or upon a showing of good cause;

(6) A hearing on the merits shall be held in New York, New York and shall commence no later than January 15, 2013. The merits hearing shall be conducted over consecutive calendar days (including weekends) and shall last no more than three calendar days;

(7) The parties may, subject to the discretion of the arbitrator, each simultaneously submit one post-hearing brief on or before January 20, 2013; and

(8) The arbitrator shall render the final award on or prior to January 25, 2013.

(v) The prevailing party, as determined by the arbitrator, shall be entitled to recover its reasonable costs and attorneys’ fees from the non-prevailing party.

(vi) The only issue to be considered and determined in any proceeding brought under this Section 10.1(d) shall be whether the Purchaser is obligated to consummate the transactions contemplated by Section 2.5 above and the arbitrator shall have no power to determine any other issue.

(vii) The parties agree that the arbitration shall be kept confidential and that the existence of the proceeding and any element of it (including but not limited to any pleadings, briefs or other documents submitted or exchanged, any documents disclosed by one party to another, testimony or other oral submission and any awards or decisions) shall not be disclosed beyond the arbitrator, JAMS, the parties, their legal and professional advisors, and any person necessary for the conduct of the arbitration, except as may be lawfully required in judicial proceedings relating to the arbitration or otherwise required by Law.

(viii) Any final award rendered by the arbitrator may be entered as a judgment of any court of competent jurisdiction. The parties agree for the purpose of the enforcement of any arbitral award issued hereunder to submit to the jurisdiction of any court in any jurisdiction in which such party has assets, and for such purpose waive any defense of absence of jurisdiction in any such court for such purpose.

Section 10.2. Amendments

This Agreement may not be amended or modified except pursuant to an instrument in writing signed by the Company and the Purchaser.

Section 10.3. Waiver

No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement.

Section 10.4. Expenses

Each party will bear its own Expenses in connection with this Agreement.

Section 10.5. Assignment

The rights and obligations of the parties hereto shall inure to the benefit of and shall be binding upon the authorized successors and permitted assigns of each party. No party may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of the other parties; provided that the Purchaser may assign any of its rights, benefits and obligations hereunder to an Affiliate thereof without the consent of the Company, but such assignment shall not relieve the Purchaser of any obligation or liability hereunder. Any assignment in accordance with the terms of this Section 10.5 shall be valid only where the assignee agrees to be bound by the provisions of the Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the other parties.

Section 10.6. Counterpart

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

Section 10.7. Entire Agreement

This Agreement and the other Operative Agreements and the ROFO Agreement constitute the entire agreement between the parties hereto relating to the subject matter hereof and supersede all prior agreements, negotiations, understandings, representations and statements relating to the subject matter hereof, whether written or oral.

Section 10.8. Costs of Enforcement

In the event that legal proceedings are commenced by any party to this Agreement against any other party to this Agreement in connection with this Agreement or any other Operative Agreement, the non-prevailing party in such proceedings shall pay the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

Section 10.9. Mutual Drafting

This Agreement shall be deemed to be the joint work product of the Company and the Purchaser, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year first above written.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ William Carey
Name:	William V. Carey
Title:	Chairman, CEO and President

ROUST TRADING LTD.

By:	/s/ Wendell M. Hollis
Name:	Wendell M. Hollis
Title:	Director

By:	/s/ Dana Bean
Name:	Dana Bean
Title:	Secretary

DISCLOSURE SCHEDULE

Disclosure-1

DISCLOSURE SCHEDULE

This Disclosure Schedule is being furnished by Central European Distribution Corporation (the “Company”) in connection with the execution and delivery of the Securities Purchase Agreement (the “Agreement”), delivered concurrently herewith, among the Company and Roust Trading Limited. Unless otherwise defined herein, all capitalized terms used in this Disclosure Schedule shall have the respective meanings assigned to them in the Agreement.

This Disclosure Schedule is qualified in its entirety by reference to the specific provisions in the Agreement. Matters reflected herein are not necessarily limited to the matters required by the Agreement to be disclosed herein. Such additional matters are set forth for informational purposes only and do not necessarily include matters of a similar nature. Inclusion of information herein shall not be deemed an admission or a concession that such information (or any non-disclosed information of comparable or greater significance) is required to be disclosed by the terms of the Agreement or is material to the business, results of operation or warranty or a fact, event or circumstance that would result in or has caused or is reasonably likely to cause a Material Adverse Effect on the Company. No disclosure in this Disclosure Schedule relating to any possible breach or violation of any agreement, law or regulation shall be construed as an admission or indication that any such breach or violation exists or has actually occurred.

The headings contained in this Disclosure Schedule are included for convenience only and are not intended to limit the effect of the disclosures contained herein or to expand the scope of the information required to be disclosed herein. The section numbers in this Disclosure Schedule correspond to the section numbers in the Agreement; provided, that any information disclosed herein under any section shall be deemed to be disclosed with respect to any other section of the Agreement to which the relevance of such item is reasonably apparent from the face of such disclosure.

Section 3.4

Minority Interests

Entity	Percentage Ownership by Company
OOO Whitehall-Saint-Petersburg, a limited liability company organized under the laws of the Russian Federation	10%

OOO Whitehall-Siberia, a limited liability company organized under the laws of the Russian Federation	15%

OOO WH Rostov-na-Donu, a limited liability company organized under the laws of the Russian Federation	10%

Section 3.9

SEC Filings

Item 5.07(d) of Form 8-K requires companies to disclose how frequently they will include in their proxy materials a shareholder vote on executive compensation. The company believed it adequately disclosed this information in its April 19, 2011 Proxy Statement in which it recommended that such a vote be held every year. Based on current SEC guidance, it appears that a subsequent additional disclosure on Form 8-K may have been required.

Exhibit A

FORM OF NEW DEBT

SCHEDULE 1

FORM OF NOTE CERTIFICATE

On the front:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT, AND ANY ACCOUNT FOR WHICH IT IS ACTING, (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR (B) IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR 904 OF REGULATION S AND, WITH RESPECT TO (A) AND (B), EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO SUCH ACCOUNT, (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) (I) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (II) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (III) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (IV) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND SUBJECT TO ANY APPLICABLE 40-DAY DISTRIBUTION COMPLIANCE PERIOD IN ACCORDANCE WITH REGULATION S, OR (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER RELEVANT JURISDICTIONS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS LEGEND MAY ONLY BE REMOVED AT THE OPTION OF THE ISSUER.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE 2(A)(V) OF THE FIRST PARAGRAPH ABOVE, THE ISSUER AND THE FISCAL AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS, OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED BY EITHER OF THEM IN ORDER FOR EACH OF THEM TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE AND OTHER RELEVANT SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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Denomination	ISIN/Common Code [—] /[—]	Series	Certif. Number

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

U.S.$70,000,000 3.00% Senior Notes due 2013

The Note or Notes in respect of which this Note Certificate is issued are in registered form and form part of a duly authorised issue of Notes of Central European Distribution Corporation (the “Issuer”), designated as specified in the title hereof (the “Notes”). The Notes are subject to the relevant conditions (the “Conditions”) endorsed herein.

For value received, the Issuer promises to pay [—] of [—], entered in the Register as the holder of the Notes on March 18, 2013 (or on such earlier date as the principal sum mentioned below may become repayable in accordance with the Conditions) the principal sum of:

U.S.$[—]

(or such lesser principal sum as may from time to time be evidenced by this Note Certificate) together with interest on that principal sum and such other amounts as may be payable, all subject to and in accordance with the Conditions and to pay interest in arrears on September 18 and March 18 of each year, commencing on September 18, 2012, on the principal amount outstanding of the Notes at the rate of 3.00% per annum, subject to and in accordance with the Conditions, which shall be binding upon the holders hereof (as if references to the Conditions to the Notes and the Noteholders were references to the Notes and the holders hereof respectively and as if the same had been set out herein in full mutatis mutandis), except as otherwise provided herein.

Upon any payment of principal or interest on this Note Certificate, the details of such payment shall be entered in the Register and endorsed by or on behalf of the Issuer on the grid on the reverse of this Note Certificate and, in the case of payments of principal, the principal amount outstanding on this Note Certificate shall be reduced for all purposes by the amount so paid and endorsed.

The statements set forth in the legend above are an integral part of the Notes in respect of which this Note Certificate is issued and by acceptance hereof each holder of such Notes agrees to be subject to and bound by the terms and provisions set forth in such legend.

This Note Certificate is evidence of entitlement only. Title to the Notes passes only on due registration on the Register and only the duly registered holder is entitled to payments on the Notes in respect of which this Note Certificate is issued.

THIS NOTE CERTIFICATE AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

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CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:

Certificate of Authorisation

This Certificate is authenticated by or on behalf of the Registrar.

[—]

as Registrar

By:

Authorised Signatory

For the purposes of authentication only.

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SCHEDULE

PAYMENTS OF PRINCIPAL AND INTEREST ON THE NOTES

The following payments of principal and interest in respect of the Notes in respect of which this Note Certificate is issued have been made:

Date made	Amount of principal due and payable	Amount of interest due and payable	Amount of principal paid or cancelled	Amount of interest paid	Shortfall in payment of principal	Shortfall in payment of interest	Notation made by or on behalf of the Fiscal Agent

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(Reverse of Note Certificate)

TERMS AND CONDITIONS OF THE NOTES

[as set out in Schedule 3 of the Fiscal Agency Agreement]

FISCAL AGENT AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

REGISTRAR AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

or such other or further Paying and Transfer Agents or specified offices as may from time to time be appointed by the Issuer and notice of which has been given to the Noteholders.

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SCHEDULE 2

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. (TOGETHER WITH ANY SUCCESSOR SECURITIES CLEARING AGENCY, “EUROCLEAR”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF ITS AUTHORIZED NOMINEE, OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR (AND ANY PAYMENT IS MADE TO ITS AUTHORIZED NOMINEE, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ITS AUTHORIZED NOMINEE, HAS AN INTEREST HEREIN.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT, AND ANY ACCOUNT FOR WHICH IT IS ACTING, (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR (B) IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR 904 OF REGULATION S AND, WITH RESPECT TO (A) AND (B), EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO SUCH ACCOUNT, (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) (I) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (II) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (III) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (IV) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND SUBJECT TO ANY APPLICABLE 40-DAY DISTRIBUTION COMPLIANCE PERIOD IN ACCORDANCE WITH REGULATION S, OR (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER RELEVANT JURISDICTIONS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS LEGEND MAY ONLY BE REMOVED AT THE OPTION OF THE ISSUER.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE 2(A)(V) OF THE SECOND PARAGRAPH ABOVE, THE ISSUER AND THE FISCAL AGENT

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RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS, OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED BY EITHER OF THEM IN ORDER FOR EACH OF THEM TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE AND OTHER RELEVANT SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

ISIN Number: [—]

Common Code: [—]

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

U.S.$70,000,000 3.00% Senior Notes due 2013

The Note or Notes in respect of which this Global Note is issued are in registered form and form part of a duly authorised issue of Notes of Central European Distribution Corporation (the “Issuer”), designated as specified in the title hereof (the “Notes”). The Notes are subject to the relevant conditions (the “Conditions”) set out in Schedule 3 of the Fiscal Agency Agreement dated [—] 2012.

For value received, the Issuer promises to pay the holder of the Notes in respect of which this Global Note is issued on March 18, 2013 the principal sum of

U.S.$[—]

or such lesser amount as may from time to time be evidenced by this Global Note (or such part thereof as may become repayable pursuant to the Conditions) on such date(s) as the said principal sum (or part thereof) may become repayable in accordance with the Conditions and to pay interest in arrears on September 18 and March 18 of each year, commencing on September 18, 2012, on the principal amount outstanding of the Notes at the rate of 3.00% per annum, subject to and in accordance with the Conditions, which shall be binding upon the holders hereof (as if references to the Conditions to the Notes and the Noteholders were references to the Notes and the holders hereof respectively and as if the same had been set out herein in full mutatis mutandis), except as otherwise provided herein.

The statements set forth in the legend above are an integral part of the Notes in respect of which this Global Note is issued and by acceptance hereof each registered holder of such Notes agrees to be subject to and bound by the terms and provisions set forth in such legend.

Interests in this Global Note will be exchangeable, free of charge to the holder, in whole but not in part, for Note Certificates if:

(a)	Euroclear (or any Alternative Clearing System on behalf of which the Notes may be held) is closed for business for a continuous period of 14 calendar days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so, by the Noteholder giving notice to the Registrar; or

(b)	upon election by the holder giving notice to the Registrar.

In such event, the Issuer will, free of charge to the Noteholders (but against such indemnity as the Registrar may require in respect of any tax or other duty of whatever nature which may be levied or imposed in connection with such exchange), cause sufficient Note Certificates to be executed and delivered to the Registrar in sufficient quantities for despatch to individual Noteholders in accordance with the Conditions, clause 3.12 of the Fiscal Agency Agreement and Schedule 5 thereto.

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“Exchange Date” means a day falling not later than five business days after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Registrar or the relevant Paying and Transfer Agent is located.

Payments. Payments of principal and interest in respect of Notes evidenced by this Global Note will be made to the person who appears in the Register as at the close of business on the Clearing System Business Day immediately prior to the date for payment as holder of the Notes evidenced by this Global Note against presentation and, if no further payment falls to be made in respect of the relevant Notes, surrender of this Global Note to or to the order of the Fiscal Agent or such other Paying and Transfer Agent as shall have been notified to the relevant Noteholders for such purpose. A record of each payment so made will be entered in the Register and endorsed by or on behalf of the Fiscal Agent in the schedule to this Global Note, which endorsement will be prima facie evidence that such payment has been made in respect of the relevant Notes. “Clearing Systems Business Day” for the purposes of this paragraph means Monday to Friday inclusive except 25 December and 1 January.

Notices. So long as any Notes are evidenced by this Global Note and this Global Note is held by or on behalf of a clearing system, notices to Noteholders may be given by delivery of the relevant notice to that clearing system for communication by it to entitled account holders in substitution for mailing such Notices as provided by Condition 15.

Cancellation. Cancellation of any Notes required by the Conditions of the Notes to be cancelled will be effected by the Registrar making a notation of such event in the Register, and by reduction in the principal amount of this Global Note.

Transfers. Transfers of interests in the Notes with respect of which this Global Note is issued shall be made in accordance with the Fiscal Agency Agreement as in effect on the date hereof or as may be amended with the written consent of the Noteholders.

This Global Note is evidence of entitlement only. Title to the Notes passes only on due registration on the Register and only the duly registered holder is entitled to payments on the Notes in respect of which this Global Note is issued.

This Global Note shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

THIS GLOBAL NOTE AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

In witness whereof this Global Note is delivered on [—] 2012.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:

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Certificate of Authentication

This Global Note is duly authenticated without recourse, warranty or liability.

[—]

As Registrar

By:

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SCHEDULE I

PAYMENTS OF PRINCIPAL AND INTEREST ON THE NOTES

The following payments of principal and interest in respect of the Notes evidenced by this Global Note have been made:

Date made	Amount of principal due and payable	Amount of interest due and payable	Amount of principal paid or cancelled	Amount of interest paid	Shortfall in payment of principal	Shortfall in payment of interest	Notation made by or on behalf of the Fiscal Agent

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SCHEDULE II

CHANGES IN PRINCIPAL AMOUNT OUTSTANDING

The following changes in principal amount outstanding have been made:

Date made	Change in principal amount outstanding of this Global Note[1]	Principal amount outstanding of this Global Note following such change	Notation made by or on behalf of the Fiscal Agent and Paying and Transfer Agent
	U.S.$	U.S.$

[1]	State whether (i) reduction following redemption of Notes; (ii) transfers of the Notes or exchange for Note Certificates; or (iii) purchase and cancellation of Notes.

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[At the foot of the Global Note:]

FISCAL AGENT AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

REGISTRAR AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

or such other or further Paying and Transfer Agents or specified offices as may from time to time be appointed by the Issuer and notice of which has been given to the Noteholders.

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SCHEDULE 3

TERMS AND CONDITIONS OF THE NOTES

The following are the terms and conditions in the form in which they will be endorsed on the Notes:

The issue of the Notes was authorised by a resolution of the Board of Directors of Central European Distribution Corporation (the “Issuer”) passed on April 17, 2012. A fiscal agency agreement dated [—] 2012 (the “Fiscal Agency Agreement”) has been entered into in relation to the Notes between the Issuer, [—] as fiscal agent and principal paying and transfer agent and [—], as registrar and a paying and transfer agent. The fiscal agent, the paying and transfer agents and the registrar for the time being are referred to below respectively as the “Fiscal Agent”, the “Paying and Transfer Agents” and the “Registrar”. The expression “Paying and Transfer Agents” shall include the Fiscal Agent. The Fiscal Agency Agreement includes the form of the Notes. Copies of the Fiscal Agency Agreement are available for inspection during normal business hours at the specified offices of the Paying and Transfer Agents. The holders of Notes (the “Noteholders”) are deemed to have notice of all the provisions of the Fiscal Agency Agreement applicable to them.

1.	FORM, DENOMINATION, TITLE AND STATUS

1.1	Form and denomination

The Notes are in registered form, serially numbered and in principal amounts of U.S.$ 150,000 and integral multiples of U.S.$ 1,000 in excess thereof (each, an “authorised denomination”).

1.2	Title

Title to the Notes will pass by transfer and registration as described in Condition 2. The holder (as defined below) of any Note will (except as otherwise required by law or as ordered by a court of competent jurisdiction) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or its theft or loss (or that of the related certificate, as appropriate) or anything written on it or on the certificate in respect of it (other than a duly executed transfer thereof)) and no person will be liable for so treating the holder. For this purpose, “holder” shall mean the person in whose name a Note is registered in the Register (as defined in Condition 2.1), which shall initially be the nominee of Euroclear.

2.	REGISTRATION AND TRANSFER OF NOTES

2.1	Registration

The Issuer will cause a register (the “Register”) to be kept at the specified office of the Registrar outside the United Kingdom (which shall act as an agent of the Issuer for this purpose) on which will be entered the names and addresses of the holders of the Notes and the particulars of the Notes held by them and of all transfers and redemptions of Notes.

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2.2	Transfer

(a)	Definitive Notes

Notes may, subject to the terms of the Fiscal Agency Agreement and to Condition 2.3, in each case, as in effect on the date hereof or as may be amended with the written consent of the Noteholders, be transferred in whole or in part in an authorised denomination by lodging the relevant Note (with the form of application for transfer in respect thereof duly executed and duly stamped where applicable) at the specified office of the Registrar or any Paying and Transfer Agent.

No transfer of a Note will be valid unless and until entered on the Register. A Note may be registered only in the name of, and transferred only to, a named person (or persons).

The Registrar will within five business days (as defined in Condition 4.4), in the place of the specified office of the Registrar, of any duly made application for the transfer of a Note, deliver a new Note to the transferee (and, in the case of a transfer of part only of a Note, deliver a Note for the untransferred balance to the transferor) at the specified office of the Registrar or (at the risk and, if mailed at the request of the transferee or, as the case may be, the transferor otherwise than by ordinary mail, at the expense of the transferee or, as the case may be, the transferor) mail the Note by uninsured mail to such address as the transferee or, as the case may be, the transferor may request.

(b)	Global Notes

Transfers of beneficial interests in Global Notes shall be effected only through a book-entry system maintained by (a) the holder (as such term is defined in Condition 1.2) of such Global Note (or its agent) or (b) any holder of a beneficial interest in such Global Note, and in each case ownership of a beneficial interest in such Global Note shall be required to be reflected in book entry.

2.3	Formalities free of charge

Any such transfer will be effected without charge subject to (i) the person making such application for transfer paying or procuring the payment of any taxes, duties and other governmental charges in connection therewith, (ii) the Registrar being reasonably satisfied with the documents of title or identity of the person making the application and (iii) such reasonable regulations as the Issuer may from time to time agree with the Registrar, to the extent permitted by clause 11.2 of the Fiscal Agency Agreement.

3.	INTEREST

3.1	Interest Rate

The Issuer shall pay interest on the principal amount of the Notes from the date of issuance of the Notes or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for. Interest on the Notes will accrue at a rate of 3.00% per

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annum and is payable in cash semi-annually in arrears on September 18 and March 18 of each year (each, an “Interest Payment Date”), commencing on September 18, 2012 and ending on March 18, 2013 (the “Final Maturity Date”).

3.2	Computation of Interest

Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months and will include interest accrued to but excluding the respective Interest Payment Dates. If any Interest Payment Date falls on a date that is not a business day (as defined in Condition 4.4), interest due on such Interest Payment Date shall be paid on the business day immediately following such Interest Payment Date and such interest payment shall not include any interest accruing after such Interest Payment Date.

3.3	Payment Form

Interest on the Notes shall be payable in cash, in accordance with Condition 4.

3.4	Default Interest

Upon the occurrence and during the continuance of an Event of Default (as defined in Condition 7), to the extent that the payment of such interest shall be lawful, the Notes shall bear interest at a rate equal to the interest rate then applicable to the Notes plus 2.00% per annum (the “Default Rate”), calculated in accordance with Condition 3.2.

4.	PAYMENTS

4.1	Method of payment

Payment of principal and interest in respect of the Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts to the persons shown in the Register at the close of business on the Record Date and subject to the surrender of the Notes at the specified office of any Paying and Transfer Agent. Payments of interest will be made to the persons shown in the Register at close of business on the relevant Record Date. For this purpose, “Record Date” means the 15th calendar day, in the place of the specified office of the Registrar, before the due date for the relevant payment. Each such payment will be made by transfer to an accountant maintained by the payee at a banking institution in the United States or to a U.S. dollar account maintained by the payee with a bank outside the United States, in either case as may be specified from time to time in writing by the payee.

4.2	Payments subject to fiscal laws

All payments are subject in all cases to any applicable fiscal or other laws and regulations. No commissions or expenses shall be charged to the Noteholders in respect of such payments. Amounts withheld or deducted in good faith in respect of taxes from payments of interest on the Notes shall be treated for purposes of the Notes as having been paid to and received by the Noteholder in full. Any amounts withheld or deducted in respect of such taxes shall be properly and timely paid over to the appropriate governmental authority and the Fiscal Agent shall provide the Noteholder with a receipt issued by such governmental authority evidencing such payment or other reasonable written evidence of payment.

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4.3	Non-frustration of payments

(a)	The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law that would prohibit or forgive the Issuer from paying all or any portion of the principal of and/or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force.

(b)	To the extent that any payment by or on behalf of the Issuer is made to any Noteholder, and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, in connection with any insolvency proceeding or otherwise, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be reinstated and continued in full force and effect as if such payment had not been made.

4.4	Business days

In these Conditions “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York City, USA, Warsaw, Poland, or Moscow, Russia, are authorized or required by Law or other governmental action to close.

4.5	Paying and Transfer Agents

The initial Registrar and Paying and Transfer Agents and their initial specified offices are listed below. The Issuer reserves the right at any time to vary or terminate the appointment of any Paying and Transfer Agent and the Registrar and appoint additional or other Paying and Transfer Agents, provided that it will maintain (i) a Registrar and a Fiscal Agent, (ii) Paying and Transfer Agents having specified offices in at least two major European cities and (iii) a Paying and Transfer Agent with a specified office in a European Union member state that will not be obliged to withhold or deduct tax pursuant to any law implementing European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000, to the extent such a Paying and Transfer Agent is not already maintained pursuant to (ii) above. The Issuer shall promptly provide notice to the Noteholders of any such variation, termination or appointment.

5.	REDEMPTION AND PURCHASE

5.1	Optional Redemption by the Issuer

At the option of the Issuer, the Notes may be redeemed, at a price equal to 100% of the aggregate principal amount of the Notes, together with accrued and unpaid interest thereon to the date of such redemption, from time to time without penalty, in whole or in part.

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5.2	Notice of Optional Redemption

If the Issuer elects to redeem Notes pursuant to Condition 5.1, it shall notify the Fiscal Agent and the relevant Noteholders at least 30 days, but not more than 60 days, before the redemption date unless the Fiscal Agent or the relevant Noteholder (as the case may be) consents to a shorter period in its sole discretion. The notice shall identify the Notes to be redeemed and shall state:

(a)	the redemption date and the record date;

(b)	the redemption price, and, if applicable, the appropriate calculation of such redemption price and the amount of accrued interest to the redemption date;

(c)	if fewer than all the outstanding Notes are to be redeemed, the certificate numbers and principal amounts of the particular Notes to be redeemed;

(d)	that, unless the Issuer defaults in making such redemption payment or the Fiscal Agent is prohibited from making such payment, interest on Notes (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

(e)	the Common Codes or ISIN number, as applicable, if any, printed on the Notes being redeemed; and

(f)	the Condition pursuant to which the Notes are being redeemed.

At the Issuer’s request, the Fiscal Agent shall give the notice of redemption in the Issuer’s name and at the Issuer’s expense. In such event, the Issuer shall provide the Fiscal Agent with the information required and within the time periods specified by this Condition 5.2.

5.3	Effect of Notice of Redemption

Once notice of redemption is delivered, Notes called for redemption become due and payable on the redemption date and at the redemption price stated in the notice.

5.4	Deposit of Redemption Price

No later than 11:00 am (London time) on the business day prior to the redemption date, the Issuer shall deposit with the Fiscal Agent money sufficient to pay the redemption price of and accrued interest on all Notes or portions thereof to be redeemed on that date other than Notes or portions of Notes called for redemption that have been delivered by the Issuer to the Fiscal Agent for cancellation. On and after the redemption date, interest shall cease to accrue on Notes or portions thereof called for redemption so long as the Issuer has deposited with the Fiscal Agent funds sufficient to pay the principal of, plus accrued unpaid interest premium, if any, on, the Notes to be redeemed, unless the Fiscal Agent is prohibited from making such payment under these Conditions.

5.5	Selection of Notes to be Redeemed or Repurchased

If less than all of any series of Notes is to be redeemed at any time, the Fiscal Agent or the Registrar will select Notes for redemption in compliance with the requirements of the principal securities exchange, if any, on which the Notes are listed, and in compliance with the requirements of Euroclear, or if the Notes are not so listed or such exchange prescribes no method of selection and the Notes are not held through Euroclear, or Euroclear prescribes no method of selection, on a method that most nearly approximates a pro rata selection; provided, however, that no Note of $150,000 in aggregate principal amount or less shall be redeemed in part.

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5.6	Notes Redeemed in Part

Subject to the terms hereof, upon surrender of a Note that is redeemed in part, the Issuer shall execute for the Noteholder (at the Issuer’s expense) a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

5.7	Redemption

Unless previously redeemed or purchased and cancelled, the Notes will be redeemed at their principal amount on the Final Maturity Date, together (if applicable) with interest accrued and unpaid to but excluding the Final Maturity Date.

5.8	Mandatory Prepayments

The Issuer shall prepay the Notes in full, at a price equal to 100% of the aggregate unpaid principal amount of the Notes, together with all accrued and unpaid interest thereon, upon the occurrence of a Change of Control.

5.9	Payment at Maturity

On the Final Maturity Date or any accelerated maturity of the Notes, the Issuer will pay the entire principal amount of the Notes then outstanding, together with all accrued and unpaid interest thereon.

5.10	Application of Payments

All payments made by the Issuer under the Notes shall be applied first, to the payment in full of accrued and unpaid interest, and second, to the reduction of principal.

5.11	Purchase

The Issuer or any subsidiary may at any time purchase Notes in the open market or otherwise at any price. Any Notes so purchased, while held by or on behalf of the Issuer or any Subsidiary or any of their respective Affiliates, shall not be deemed to be outstanding for the purposes of Conditions 7, 8, 9 or 13.

5.12	Cancellation

All Notes purchased by or on behalf of the Issuer or any Subsidiary or any of their respective Affiliates may be cancelled or held and resold, provided that any Notes so purchased, while held by or on behalf of the Issuer or any Subsidiary or any of their respective Affiliates, shall not be deemed to be outstanding for the purposes of Conditions 7, 8, 9 or 13. Any Notes so purchased and cancelled may not be re-issued or resold.

6.	STAMP TAXES

The Issuer shall pay or cause to be paid any present or future stamp, court, documentary or any similar taxes or levies which arise in any jurisdiction from the execution, delivery or registration of the Notes (other than a transfer or assignment of the Notes), or the receipt of any payments with respect to the Notes.

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7.	EVENTS OF DEFAULT

Each of the following events shall constitute an “Event of Default”.

7.1	Non-payment

The Issuer shall fail to make any payment in respect of (a) interest on the Notes as the same shall become due, whether at maturity, by acceleration or otherwise, and such Default (as defined below) is not remedied within 30 days after the same becomes due, or (b) principal of the Notes as the same shall become due, whether at maturity, by acceleration or otherwise.

7.2	Breach of Covenant

The Issuer fails to comply with any covenant or agreement under the Notes and such failure continues for 30 calendar days after the receipt by the Issuer of written notice thereof from holders of not less than a majority of the aggregate principal amount of the Notes then outstanding.

7.3	Insolvency

The Issuer or any of its “significant subsidiaries,” as such term is defined under Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act (each, a “Significant Subsidiary”), shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Issuer or such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Issuer or such Significant Subsidiary, as the case may be, or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or admits in writing its inability generally to pay its debts as they become due.

7.4	Proceedings

There shall have been the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of the Issuer or any of its Significant Subsidiaries in an involuntary case or proceeding under Title 11 of the United States Code or any similar federal or state law for the relief of debtors or (b) a decree or order adjudging the Issuer or any of its Significant Subsidiaries bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or such Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or such Significant Subsidiary or any substantial part of its property, or ordering the wind up or liquidation of affairs of the Issuer or such Significant Subsidiary, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days.

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7.5	Cross default

An event of default by the Issuer or any subsidiary of the Issuer with respect to:

(a)	the Convertible Notes or the Senior Secured Notes; provided that such Event of Default shall be automatically annulled if the event of default triggering such Event of Default is remedied or cured, or waived by the holders of the Convertible Notes or the Senior Secured Notes, as the case may be, and so long as (i) the Issuer has paid any overdue interest on the Notes, all principal of the Notes that is due and payable and is unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) any such overdue interest in respect of the Notes at the Default Rate, (ii) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived and (iii) no judgment or decree has been entered for the payment of any monies due pursuant hereto; or

(b)	any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed of the Issuer and/or any subsidiary of the Issuer, whether such indebtedness now exists or shall hereafter be created either (i) resulting in such indebtedness becoming or being declared due and payable, or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration or otherwise (and, in the case of this clause (ii), if such Default is not cured or waived within 30 calendar days), and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness or the maturity of which has been so accelerated, aggregates U.S.$30 million or more.

7.6	Enforcement Proceedings

Final judgment or judgments in the aggregate for the payment of U.S.$30 million or more (excluding any amounts covered by insurance) rendered against the Issuer or any of its Significant Subsidiaries, which judgment is not discharged or stayed within 60 days after (a) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (b) the date on which all rights to appeal have been extinguished.

8.	ACCELERATION

8.1	Acceleration Event

If an Event of Default with respect to the Issuer described in Condition 7.3 or 7.4 has occurred, the Notes (including unpaid principal, interest and other amounts owing under the Notes) shall automatically become immediately due and payable (an “Acceleration”).

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8.2	Notice of Acceleration

Upon the occurrence and during the continuance of any Event of Default other than an Event of Default described in Condition 7.3 or 7.4, the holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding may at any time at their option, by notice or notices to the Issuer, declare an Acceleration with respect to the Notes.

9.	REMEDIES

9.1	Notes payable forthwith

Upon the Notes becoming due and payable under Condition 8, whether automatically or by declaration, the Notes will forthwith mature and the entire unpaid principal amount of the Notes, plus all accrued and unpaid interest thereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

9.2	Noteholders’ right to action

If an Event of Default has occurred and is continuing, and irrespective of whether the Notes have become or have been declared immediately due and payable under Condition 8, any Noteholder may proceed to protect and enforce the rights of such Noteholder by an action at law, suit in equity or other appropriate proceeding or in aid of the exercise of any power granted hereby or thereby or by law or otherwise

9.3	Notice of recission

At any time after the Notes have been declared due and payable pursuant to Condition 8.2, the holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of the Notes that is due and payable and is unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) any such overdue interest in respect of the Notes at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto. No rescission and annulment under this Condition 9.3 will extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

9.4	Unconditional Right of Noteholders to receive Principal and Interest

Notwithstanding any other provision herein, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on the Notes on the Final Maturity Date and to institute suit for the enforcement of any such payment.

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10.	OTHER PROVISIONS UPON A DEFAULT

10.1	Statement by Officers as to Default

The Issuer shall deliver to the Noteholders, within 14 calendar days of becoming aware of any Default or any Event of Default under the Notes, a certificate, signed by (a) the Chief Executive Officer, the President or any Vice President and (b) the Chief Financial Officer, Controller, Treasurer or Assistant Treasurer (and one of the officers signing such certificate shall be the principal executive, financial or accounting officer of the Issuer), specifying with particularity such Default or Event of Default and further stating what action the Issuer has taken, is taking or proposes to take with respect thereto. By acceptance of the Notes, each Noteholder agrees to keep, and to procure that its Affiliates and representatives keep, confidential any and all confidential information about the Issuer received or obtained in such certificate (including, without limitation, proprietary information, trade secrets, competitively sensitive information, acquisition, divestiture and other strategic information, in each case to the extent such information is not publicly known or available other than as a result of disclosure in breach of such Noteholder’s confidentiality obligations set forth herein or otherwise owing to the Issuer); provided, that the foregoing restriction will not prohibit such Noteholder from using such information to assist such Noteholder in determining whether to exercise any of its rights set forth in this clause 10.1 or in determining to take any other action with respect to its ownership of the Notes.

10.2	Expenses

After the occurrence of an Event of Default, the Issuer will pay (a) the reasonable costs and expenses (including reasonable attorneys’ fees of a single special counsel and, if reasonably required, local counsel, but not more than a single counsel in any relevant jurisdiction) incurred by the Noteholder in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Notes, and (b) the reasonable costs and expenses (including reasonable attorneys’ fees of a single special counsel and, if reasonably required, local counsel, but not more than a single counsel in any relevant jurisdiction and reasonable financial advisors’ fees) incurred by the Noteholder in connection with the insolvency or bankruptcy of the Issuer or any subsidiary of the Issuer or in connection with any work-out or restructuring of the Issuer. The obligations of the Issuer under this clause 10.2 will survive the payment or transfer of the Notes, and the enforcement, amendment or waiver of any provision of the Notes.

11.	DEFINITIONS

For purposes of the Notes, the following terms shall have the following respective meanings:

“Affiliate” of a person means any corporation or other business entity controlled by, controlling or under common control with such person.

“Change of Control” shall have the meaning assigned to such term the Senior Secured Notes Indenture as in effect on the date hereof, provided that a transaction that results in beneficial ownership by Russian Standard Corporation (or any successor entity) and its Affiliates of more than 50% of the Voting Securities of the Issuer will not constitute a “Change of Control” under the Notes.

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“Control” (including the correlative terms “Controlling”, “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Convertible Notes” means the 3.00% Convertible Senior Notes due 2013 issued by the Issuer.

“Default” means any event that is, or after notice or lapse of time or both would become, an Event of Default.

“Original Holder” means Russian Standard Bank.

“Person” means any individual, corporation, company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Senior Secured Notes” means the 9.125% Senior Secured Notes due 2016 and the 8.875% Senior Secured Notes due 2016 issued by CEDC Finance Corporation International, Inc.

“Senior Secured Notes Indenture” means the indenture governing the Senior Secured Notes, as in effect from time to time.

“Voting Securities” means any and all shares of capital stock of the Issuer and securities issued in respect thereof that are entitled to vote generally in the election of directors of the Issuer.

12.	REPLACEMENT OF NOTES

If any Note is lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of the Fiscal Agent, subject to all applicable laws and other relevant authority requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may reasonably require. Mutilated or defaced Notes must be surrendered before replacements will be issued.

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13.	AMENDMENT

13.1	The Notes may be amended, and the observance of any term of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Issuer as set forth and any holder or holders of not less than a majority of the aggregate principal amount of Notes at the time outstanding, except that no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (a) subject to the provisions of Conditions 8 or 9 relating to acceleration and rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest on, the Notes, (b) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (c) amend any of Condition 7.1, Condition 8 or Condition 9, or this Condition 13, or (d) make any Note payable in money other than that stated herein.

13.2	The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Condition 13 to each Noteholder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Noteholders. The Issuer shall not, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Noteholder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Notes unless such consideration is offered to be paid and is paid to all Noteholders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement, other than any Noteholder who waives the right to receive all or any part of such consideration.

13.3	Any amendment or waiver consented to as provided in this Condition 13 applies equally to all Noteholders affected thereby and is binding upon them and upon each future Noteholder and upon the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right arising therefrom.

13.4	Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under the Notes, or have directed the taking of any action provided in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Issuer or any subsidiary of the Issuer shall be deemed not to be outstanding.

13.5	No Implied Noteholder Waiver; Remedies Cumulative

No failure or delay on the part of the Noteholder in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to and not exclusive of, any rights or remedies otherwise available.

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13.6	Issuer Waivers

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law that would prohibit or forgive the Issuer from paying all or any portion of the principal of and/or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force.

14.	FURTHER ISSUES

The Issuer may from time to time without the consent of the Noteholders create and issue further securities either having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest on them) and so that such further issue shall be consolidated and form a single series with the outstanding securities of any series (including the Notes) or upon such terms as the Issuer may determine at the time of their issue. References in these Conditions to the Notes include (unless the context requires otherwise) any other securities issued pursuant to this Condition and forming a single series with the Notes.

15.	NOTICES

All notices to Noteholders shall be mailed by registered mail or by private courier to them at their respective addresses appearing in the Register and shall be deemed to have been given on the fourth day (excluding Saturday and Sunday) after the date of mailing.

16.	GOVERNING LAW

16.1	Governing Law

THE FISCAL AGENCY AGREEMENT AND THE NOTES AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH THEM SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

16.2	Jurisdiction

EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COMPETENT COURTS OF THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

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16.3	Waiver of Jury Trial; No Set-Off

TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE ISSUER (BY ITS EXECUTION HEREOF) AND EACH NOTEHOLDER (BY ITS ACCEPTANCE OF THE NOTES) WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION ARISING OUT OF OR BASED UPON OR RELATING TO THE NOTES, WHETHER NOW EXISTING OR HEREAFTER ARISING. ALL PAYMENTS HEREUNDER SHALL BE MADE WITHOUT ANY DEDUCTIONS WHATSOEVER, INCLUDING DEDUCTION FOR SET-OFF, COUNTERCLAIM, OR RECOUPMENT.

17.	ASSIGNABILITY

The Notes shall bind and inure to the benefit of the Issuer and the Noteholders and their respective successors and assigns; provided, however, that (a) the obligations of the Issuer hereunder may not be transferred or assigned except with the prior written consent of the Noteholders and (b) the Noteholders may not transfer or assign the Notes except in compliance with federal and state and applicable foreign securities laws.

18.	TAX FORMS

Each Noteholder agrees to provide the Fiscal Agent with a correct, properly completed and executed U.S. Internal Revenue Service Form (a) upon the original issuance of the Notes (in the case a Noteholder acquiring Notes upon such an issuance), (b) promptly upon becoming a Noteholder (in the case of a Noteholder not covered by preceding clause (a)), (c) promptly upon any reasonable demand by the Fiscal Agent, and (d) promptly upon learning that any form or other document previously provided by such Noteholder has become obsolete or incorrect.

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SCHEDULE 4

FORM OF TRANSFER CERTIFICATE

CENTRAL EUROPEAN DISTRIBUTION CORPORATION (the “Issuer”)

U.S.$70,000,000 3.00% Senior Notes due 2013

(the “Notes”)

Reference is hereby made to the Fiscal Agency Agreement (the “Agency Agreement”) dated [—] 2012 between the Issuer and the other parties named therein. Capitalised terms used but not defined herein shall have the meanings given to them in the Agency Agreement.

This letter relates to U.S.$[—] principal amount of Notes which are held in the form of an interest in the Notes evidenced by the Global Note (ISIN No. [—]) with Euroclear in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer or exchange of such Notes for individual definitive Note certificates registered in the name of [insert name of transferee].

In connection with any such transfer of any of the Notes occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with the transfer restrictions set forth in such Notes:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer; or

(2)	☐	to the Registrar for registration in the name of the Noteholder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act; or

(4)	☐	to a “qualified institutional buyer” (as defined in Rule 144A under the U.S. Securities Act of 1933 (the “Securities Act”)) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 903 under the Securities Act and such Note shall be held immediately after the transfer through Euroclear until the expiration of the 40-day restricted period (as described in Regulation S); or

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(6)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act and such Note shall be held immediately after the transfer through Euroclear until the expiration of the 40-day restricted period (as described in Regulation S); or

(7)	☐	pursuant to Rule 144 under the Securities Act or another available exemption from registration.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (7) is checked, the Registrar may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Registrar or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

[Name of Transferor]

By:

Authorised Signature

[Date]

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SCHEDULE 5

REGULATIONS CONCERNING THE TRANSFER

AND REGISTRATION OF THE NOTES

1.	Each Note shall be in the minimum denomination of U.S.$150,000 and integral multiples of U.S.$1,000 in excess thereof. Note Certificates, each evidencing entitlement to one or more Notes, shall be issued in accordance with the Terms and Conditions of the Notes (the “Conditions”).

2.	The Notes are transferable by execution of the form of transfer on each Note Certificate endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of its duly authorised officer or officers. In this Schedule “transferor” shall where the context permits or requires include joint transferors and be construed accordingly.

3.	The Note Certificate issued in respect of the Notes to be transferred must be delivered for registration to the office of a Paying and Transfer Agent accompanied by such other evidence (including, in connection with transfers made pursuant to certain securities law exemptions identified in the restrictive legend on the Notes, certificates and legal opinions) as such Paying and Transfer Agent may reasonably require to prove the title of the transferor or his right to transfer the relevant Notes and his identity and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of a Note shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Agent may require.

4.	The executors or administrators of a deceased holder of the Notes (not being one of several joint holders) and in the case of the death of one or more of joint holders the survivor or survivors of such joint holders shall be the only persons recognised by the Issuer as having any title to such Notes.

5.	Any person becoming entitled to the Notes in consequence of the death or bankruptcy of the holder of such Notes may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Paying and Transfer Agent shall require (including certificates and legal opinions), be registered himself as the holder of such Notes or, subject to the preceding paragraphs as to transfer, may transfer such Notes. The Issuer and the Agents may retain any amount payable upon the Notes to which any person is so entitled until such person shall be so registered or shall duly transfer the Notes.

6.	Unless otherwise requested by him and agreed by the Issuer, a holder of the Notes shall be entitled to receive only one Note Certificate in respect of his holding.

7.	The joint holders of a Note shall be entitled to one Note Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

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8.	The Issuer and the Paying and Transfer Agents shall make no charge to the holders for the registration of any holding of the Notes or any transfer of the Notes or for the issue of any Note Certificates or for the delivery of Note Certificates at the specified office of the Agent to whom the request for registration, transfer or delivery was delivered or by uninsured post to the address specified by the holder. If any holder entitled to receive a Note Certificate wishes to have it delivered to him otherwise than at the specified office of such Agent, such delivery shall be made upon his written request to such Agent, at his risk and (except where sent by uninsured post to the address specified by the holder) at his expense.

9.	Each Paying and Transfer Agent will within three business days (as defined in Condition 4.4) of receipt of a request to effect a transfer of a Note (or within 5 business days if the transfer is of a Note evidenced by the Global Note) deliver at its specified office to the transferee or despatch by mail (at the risk of the transferee) to such address as the transferee may request, a new Note Certificate in respect of the Notes transferred. In the case of a transfer of fewer than all the Notes in respect of which a Note Certificate is issued, a new Note Certificate in respect of the Notes not transferred will be so delivered to the holder to its address appearing on the Register.

10.	Unless there is delivered to a Paying and Transfer Agent such satisfactory evidence, which may include an opinion of legal counsel, as may be reasonably required by the Issuer, that neither the Securities Act legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act, in accordance with applicable laws, all Notes or Note Certificates, as the case may be, issued in replacement for or on exchange or transfer of the Notes or Note Certificates, as the case may be, bearing the Securities Act legend, will bear such legend.

11.	Unless and until otherwise determined by the Issuer, in accordance with applicable law, all Notes or Note Certificates, issued in substitution for or on exchange or transfer of the Notes or Note Certificates, as the case may be, that do not bear the Securities Act legend will not bear such legend.

12.	Notwithstanding any other provisions of this Agreement, the Registrar shall register the transfer of any Notes only upon presentation of an executed and duly completed form of transfer substantially in the form set forth in Schedule IV of the form of the Global Note set out in Schedule 2 to the Fiscal Agency Agreement together with any other documents thereby required. Nothing herein shall require the Registrar to register any transfer during a closed period.

13.	The Registrar and the Paying and Transfer Agents may promulgate any other regulations that they may deem necessary for the registration and transfer of the Notes.

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Exhibit B

FORM OF ROLLOVER NOTE

SCHEDULE 1

FORM OF NOTE CERTIFICATE

On the front:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT, AND ANY ACCOUNT FOR WHICH IT IS ACTING, (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR (B) IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR 904 OF REGULATION S AND, WITH RESPECT TO (A) AND (B), EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO SUCH ACCOUNT, (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) (I) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (II) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (III) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (IV) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND SUBJECT TO ANY APPLICABLE 40-DAY DISTRIBUTION COMPLIANCE PERIOD IN ACCORDANCE WITH REGULATION S, OR (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER RELEVANT JURISDICTIONS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS LEGEND MAY ONLY BE REMOVED AT THE OPTION OF THE ISSUER.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE 2(A)(V) OF THE FIRST PARAGRAPH ABOVE, THE ISSUER AND THE FISCAL AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS, OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED BY EITHER OF THEM IN ORDER FOR EACH OF THEM TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE AND OTHER RELEVANT SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

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Denomination	ISIN/Common Code [—] /[—]	Series	Certif. Number

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

U.S. $102,554,000 Senior Notes due 2016

The Note or Notes in respect of which this Note Certificate is issued are in registered form and form part of a duly authorised issue of Notes of Central European Distribution Corporation (the “Issuer”), designated as specified in the title hereof (the “Notes”). The Notes are subject to the relevant conditions (the “Conditions”) endorsed herein.

For value received, the Issuer promises to pay [—] of [—], entered in the Register as the holder of the Notes on July 31, 2016 (or on such earlier date as the principal sum mentioned below may become repayable in accordance with the Conditions) the principal sum of:

U.S. $[—]

(or such lesser principal sum as may from time to time be evidenced by this Note Certificate) together with interest on that principal sum and such other amounts as may be payable, all subject to and in accordance with the Conditions and to pay interest in arrears on July 1 and January 1 of each year, commencing on July 1, 2013, on the principal amount outstanding of the Notes from the date of issuance of the Notes or from the most recent date on which interest has been paid, at the following rates:

Period	Amount
Issuance – June 30, 2013	4.00%
July 1, 2013 – June 30, 2014	5.10%
July 1, 2014 – December 31, 2014	6.743%
January 1, 2015 – June 30, 2015	7.00%
July 1, 2015 – Maturity	8.50%

subject to and in accordance with the Conditions, which shall be binding upon the holders hereof (as if references to the Conditions to the Notes and the Noteholders were references to the Notes and the holders hereof respectively and as if the same had been set out herein in full mutatis mutandis), except as otherwise provided herein.

Upon any payment of principal or interest on this Note Certificate, the details of such payment shall be entered in the Register and endorsed by or on behalf of the Issuer on the grid on the reverse of this Note Certificate and, in the case of payments of principal, the principal amount outstanding on this Note Certificate shall be reduced for all purposes by the amount so paid and endorsed.

The statements set forth in the legend above are an integral part of the Notes in respect of which this Note Certificate is issued and by acceptance hereof each holder of such Notes agrees to be subject to and bound by the terms and provisions set forth in such legend.

This Note Certificate is evidence of entitlement only. Title to the Notes passes only on due registration on the Register and only the duly registered holder is entitled to payments on the Notes in respect of which this Note Certificate is issued.

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THIS NOTE CERTIFICATE AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:

Certificate of Authorisation

This Certificate is authenticated by or on behalf of the Registrar.

[—]

as Registrar

By:

Authorised Signatory

For the purposes of authentication only.

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SCHEDULE

PAYMENTS OF PRINCIPAL AND INTEREST ON THE NOTES

The following payments of principal and interest in respect of the Notes in respect of which this Note Certificate is issued have been made:

Date made	Amount of principal due and payable	Amount of interest due and payable	Amount of principal paid or cancelled	Amount of interest paid	Shortfall in payment of principal	Shortfall in payment of interest	Notation made by or on behalf of the Fiscal Agent

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(Reverse of Note Certificate)

TERMS AND CONDITIONS OF THE NOTES

[as set out in Schedule 3 of the Fiscal Agency Agreement]

FISCAL AGENT AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

REGISTRAR AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

or such other or further Paying and Transfer Agents or specified offices as may from time to time be appointed by the Issuer and notice of which has been given to the Noteholders.

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SCHEDULE 2

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. (TOGETHER WITH ANY SUCCESSOR SECURITIES CLEARING AGENCY, “EUROCLEAR”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF ITS AUTHORIZED NOMINEE, OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR (AND ANY PAYMENT IS MADE TO ITS AUTHORIZED NOMINEE, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ITS AUTHORIZED NOMINEE, HAS AN INTEREST HEREIN.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT, AND ANY ACCOUNT FOR WHICH IT IS ACTING, (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR (B) IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR 904 OF REGULATION S AND, WITH RESPECT TO (A) AND (B), EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO SUCH ACCOUNT, (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) (I) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (II) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (III) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (IV) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND SUBJECT TO ANY APPLICABLE 40-DAY DISTRIBUTION COMPLIANCE PERIOD IN ACCORDANCE WITH REGULATION S, OR (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER RELEVANT JURISDICTIONS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS LEGEND MAY ONLY BE REMOVED AT THE OPTION OF THE ISSUER.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE 2(A)(V) OF THE SECOND PARAGRAPH ABOVE, THE ISSUER AND THE FISCAL AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS,

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CERTIFICATIONS, OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED BY EITHER OF THEM IN ORDER FOR EACH OF THEM TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE AND OTHER RELEVANT SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

ISIN Number: [—]

Common Code: [—]

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

U.S. $102,554,000 Senior Notes due 2016

The Note or Notes in respect of which this Global Note is issued are in registered form and form part of a duly authorised issue of Notes of Central European Distribution Corporation (the “Issuer”), designated as specified in the title hereof (the “Notes”). The Notes are subject to the relevant conditions (the “Conditions”) set out in Schedule 3 of the Fiscal Agency Agreement dated [—] 2012.

For value received, the Issuer promises to pay the holder of the Notes in respect of which this Global Note is issued on July 31, 2016 the principal sum of

U.S.$[—]

or such lesser amount as may from time to time be evidenced by this Global Note (or such part thereof as may become repayable pursuant to the Conditions) on such date(s) as the said principal sum (or part thereof) may become repayable in accordance with the Conditions and to pay interest in arrears on July 1 and January 1 of each year, commencing on July 1, 2013, on the principal amount outstanding of this Global Note from the date of issuance of this Global Note or from the most recent date on which interest has been paid, at the following rates:

Period	Amount
Issuance – June 30, 2013	4.00%
July 1, 2013 – June 30, 2014	5.10%
July 1, 2014 – December 31, 2014	6.743%
January 1, 2015 – June 30, 2015	7.00%
July 1, 2015 – Maturity	8.50%

subject to and in accordance with the Conditions, which shall be binding upon the holder hereof (as if references to the Conditions to the Notes and the Noteholders were references to this Global Note and the holder hereof respectively and as if the same had been set out herein in full mutatis mutandis), except as otherwise provided herein.

The statements set forth in the legend above are an integral part of the Notes in respect of which this Global Note is issued and by acceptance hereof each registered holder of such Notes agrees to be subject to and bound by the terms and provisions set forth in such legend.

Interests in this Global Note will be exchangeable, free of charge to the holder, in whole but not in part, for Note Certificates if:

(a)	Euroclear (or any Alternative Clearing System on behalf of which the Notes may be held) is closed for business for a continuous period of 14 calendar days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so, by the Noteholder giving notice to the Registrar; or

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(b)	upon election by the holder giving notice to the Registrar.

In such event, the Issuer will, free of charge to the Noteholders (but against such indemnity as the Registrar may require in respect of any tax or other duty of whatever nature which may be levied or imposed in connection with such exchange), cause sufficient Note Certificates to be executed and delivered to the Registrar in sufficient quantities for despatch to individual Noteholders in accordance with the Conditions, clause 3.12 of the Fiscal Agency Agreement and Schedule 5 thereto.

“Exchange Date” means a day falling not later than five business days after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Registrar or the relevant Paying and Transfer Agent is located.

Payments. Payments of principal and interest in respect of Notes evidenced by this Global Note will be made to the person who appears in the Register as at the close of business on the Clearing System Business Day immediately prior to the date for payment as holder of the Notes evidenced by this Global Note against presentation and, if no further payment falls to be made in respect of the relevant Notes, surrender of this Global Note to or to the order of the Fiscal Agent or such other Paying and Transfer Agent as shall have been notified to the relevant Noteholders for such purpose. A record of each payment so made will be entered in the Register and endorsed by or on behalf of the Fiscal Agent in the schedule to this Global Note, which endorsement will be prima facie evidence that such payment has been made in respect of the relevant Notes. “Clearing Systems Business Day” for the purposes of this paragraph means Monday to Friday inclusive except 25 December and 1 January.

Notices. So long as any Notes are evidenced by this Global Note and this Global Note is held by or on behalf of a clearing system, notices to Noteholders may be given by delivery of the relevant notice to that clearing system for communication by it to entitled account holders in substitution for mailing such Notices as provided by Condition 15.

Cancellation. Cancellation of any Notes required by the Conditions of the Notes to be cancelled will be effected by the Registrar making a notation of such event in the Register, and by reduction in the principal amount of this Global Note.

Transfers. Transfers of interests in the Notes with respect of which this Global Note is issued shall be made in accordance with the Fiscal Agency Agreement as in effect on the date hereof or as may be amended with the written consent of the Noteholders.

This Global Note is evidence of entitlement only. Title to the Notes passes only on due registration on the Register and only the duly registered holder is entitled to payments on the Notes in respect of which this Global Note is issued.

This Global Note shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

THIS GLOBAL NOTE AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

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In witness whereof this Global Note is delivered on [—] 2012.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:

Certificate of Authentication

This Global Note is duly authenticated without recourse, warranty or liability.

[—]

As Registrar

By:

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SCHEDULE I

PAYMENTS OF PRINCIPAL AND INTEREST ON THE NOTES

The following payments of principal and interest in respect of the Notes evidenced by this Global Note have been made:

Date made	Amount of principal due and payable	Amount of interest due and payable	Amount of principal paid or cancelled	Amount of interest paid	Shortfall in payment of principal	Shortfall in payment of interest	Notation made by or on behalf of the Fiscal Agent

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SCHEDULE II

CHANGES IN PRINCIPAL AMOUNT OUTSTANDING

The following changes in principal amount outstanding have been made:

Date made	Change in principal amount outstanding of this Global Note[1]	Principal amount outstanding of this Global Note following such change	Notation made by or on behalf of the Fiscal Agent and Paying and Transfer Agent
	U.S.$	U.S.$

[1]	State whether (i) reduction following redemption of Notes; (ii) transfers of the Notes or exchange for Note Certificates; or (iii) purchase and cancellation of Notes.

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[At the foot of the Global Note:]

FISCAL AGENT AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

REGISTRAR AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

or such other or further Paying and Transfer Agents or specified offices as may from time to time be appointed by the Issuer and notice of which has been given to the Noteholders.

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SCHEDULE 3

TERMS AND CONDITIONS OF THE NOTES

The following are the terms and conditions in the form in which they will be endorsed on the Notes:

The issue of the Notes was authorised by a resolution of the Board of Directors of Central European Distribution Corporation (the “Issuer”) passed on April 17, 2012. A fiscal agency agreement dated [—] 2012 (the “Fiscal Agency Agreement”) has been entered into in relation to the Notes between the Issuer, [—] as fiscal agent and principal paying and transfer agent and [—], as registrar and a paying and transfer agent. The fiscal agent, the paying and transfer agents and the registrar for the time being are referred to below respectively as the “Fiscal Agent”, the “Paying and Transfer Agents” and the “Registrar”. The expression “Paying and Transfer Agents” shall include the Fiscal Agent. The Fiscal Agency Agreement includes the form of the Notes. Copies of the Fiscal Agency Agreement are available for inspection during normal business hours at the specified offices of the Paying and Transfer Agents. The holders of Notes (the “Noteholders”) are deemed to have notice of all the provisions of the Fiscal Agency Agreement applicable to them.

1.	FORM, DENOMINATION, TITLE AND STATUS

1.1	Form and denomination

The Notes are in registered form, serially numbered and in principal amounts of U.S. $150,000 and integral multiples of U.S. $1,000 in excess thereof (each, an “authorised denomination”).

1.2	Title

Title to the Notes will pass by transfer and registration as described in Condition 2. The holder (as defined below) of any Note will (except as otherwise required by law or as ordered by a court of competent jurisdiction) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or its theft or loss (or that of the related certificate, as appropriate) or anything written on it or on the certificate in respect of it (other than a duly executed transfer thereof)) and no person will be liable for so treating the holder. For this purpose, “holder” shall mean the person in whose name a Note is registered in the Register (as defined in Condition 2.1), which shall initially be the nominee of Euroclear.

2.	REGISTRATION AND TRANSFER OF NOTES

2.1	Registration

The Issuer will cause a register (the “Register”) to be kept at the specified office of the Registrar outside the United Kingdom (which shall act as an agent of the Issuer for this purpose) on which will be entered the names and addresses of the holders of the Notes and the particulars of the Notes held by them and of all transfers and redemptions of Notes.

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2.2	Transfer

(a)	Definitive Notes

Notes may, subject to the terms of the Fiscal Agency Agreement and to Condition 2.3, in each case, as in effect on the date hereof or as may be amended with the written consent of the Noteholders, be transferred in whole or in part in an authorised denomination by lodging the relevant Note (with the form of application for transfer in respect thereof duly executed and duly stamped where applicable) at the specified office of the Registrar or any Paying and Transfer Agent.

No transfer of a Note will be valid unless and until entered on the Register. A Note may be registered only in the name of, and transferred only to, a named person (or persons).

The Registrar will within five business days (as defined in Condition 4.4), in the place of the specified office of the Registrar, of any duly made application for the transfer of a Note, deliver a new Note to the transferee (and, in the case of a transfer of part only of a Note, deliver a Note for the untransferred balance to the transferor) at the specified office of the Registrar or (at the risk and, if mailed at the request of the transferee or, as the case may be, the transferor otherwise than by ordinary mail, at the expense of the transferee or, as the case may be, the transferor) mail the Note by uninsured mail to such address as the transferee or, as the case may be, the transferor may request.

(b)	Global Notes

Transfers of beneficial interests in Global Notes shall be effected only through a book-entry system maintained by (a) the holder (as such term is defined in Condition 1.2) of such Global Note (or its agent) or (b) any holder of a beneficial interest in such Global Note, and in each case ownership of a beneficial interest in such Global Note shall be required to be reflected in book entry.

2.3	Formalities free of charge

Any such transfer will be effected without charge subject to (i) the person making such application for transfer paying or procuring the payment of any taxes, duties and other governmental charges in connection therewith, (ii) the Registrar being reasonably satisfied with the documents of title or identity of the person making the application and (iii) such reasonable regulations as the Issuer may from time to time agree with the Registrar, to the extent permitted by clause 11.2 of the Fiscal Agency Agreement.

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3.	INTEREST

3.1	Interest Rate

The Issuer shall pay interest on the principal amount of the Notes from the date of issuance of the Notes or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for. Interest on the Notes will accrue as follows:

Period	Amount
Issuance – June 30, 2013	4.00%
July 1, 2013 – June 30, 2014	5.10%
July 1, 2014 – December 31, 2014	6.743%
January 1, 2015 – June 30, 2015	7.00%
July 1, 2015 – Final Maturity Date	8.50%

Interest is payable in cash semi-annually in arrears on July 1 and January 1 of each year (each, an “Interest Payment Date”), commencing on July 1, 2013 and ending on July 31, 2016 (the “Final Maturity Date”).

3.2	Computation of Interest

Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months and will include interest accrued to but excluding the respective Interest Payment Dates. If any Interest Payment Date falls on a date that is not a business day (as defined in Condition 4.4), interest due on such Interest Payment Date shall be paid on the business day immediately following such Interest Payment Date and such interest payment shall not include any interest accruing after such Interest Payment Date.

3.3	Payment Form

Interest on the Notes shall be payable in cash, in accordance with Condition 4.

3.4	Default Interest

Upon the occurrence and during the continuance of an Event of Default (as defined in Condition 7), to the extent that the payment of such interest shall be lawful, the Notes shall bear interest at a rate equal to the interest rate then applicable to the Notes plus 2.00% per annum (the “Default Rate”), calculated in accordance with Condition 3.2.

4.	PAYMENTS

4.1	Method of payment

Payment of principal and interest in respect of the Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts to the persons shown in the Register at the close of business on the Record Date and subject to the surrender of the Notes at the specified office of any Paying and Transfer Agent. Payments of interest will be made to the persons shown in the Register at close of business on the relevant Record Date. For this purpose, “Record Date” means the 15th calendar day, in the place of the specified office of the Registrar, before the due date for the relevant payment. Each such payment will be made by transfer to an accountant maintained by the payee at a banking institution in the United States or to a U.S. dollar account maintained by the payee with a bank outside the United States, in either case as may be specified from time to time in writing by the payee.

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4.2	Payments subject to fiscal laws

All payments are subject in all cases to any applicable fiscal or other laws and regulations. No commissions or expenses shall be charged to the Noteholders in respect of such payments. Amounts withheld or deducted in good faith in respect of taxes from payments on the Notes shall be treated for the purposes of the Notes as having been paid to and received by the Noteholder in full. Any amounts withheld or deducted in respect of such taxes shall be properly and timely paid over to the appropriate governmental authority and the Fiscal Agent shall provide the Noteholder with a receipt issued by such governmental authority evidencing such payment or other reasonable written evidence of payment.

4.3	Non-frustration of payments

(a)	The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law that would prohibit or forgive the Issuer from paying all or any portion of the principal of and/or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force.

(b)	To the extent that any payment by or on behalf of the Issuer is made to any Noteholder, and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, in connection with any insolvency proceeding or otherwise, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be reinstated and continued in full force and effect as if such payment had not been made.

4.4	Business days

In these Conditions “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York City, USA, Warsaw, Poland, or Moscow, Russia, are authorized or required by Law or other governmental action to close.

4.5	Paying and Transfer Agents

The initial Registrar and Paying and Transfer Agents and their initial specified offices are listed below. The Issuer reserves the right at any time to vary or terminate the appointment of any Paying and Transfer Agent and the Registrar and appoint additional or other Paying and Transfer Agents, provided that it will maintain (i) a Registrar and a Fiscal Agent, (ii) Paying and Transfer Agents having specified offices in at least two major European cities and (iii) a Paying and Transfer Agent with a specified office in a European Union member state that will not be obliged to withhold or deduct tax pursuant to any law implementing European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000, to the extent such a Paying and Transfer Agent is not already maintained pursuant to (ii) above. The Issuer shall promptly provide notice to the Noteholders of any such variation, termination or appointment.

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5.	REDEMPTION AND PURCHASE

5.1	Optional Redemption by the Issuer

At the option of the Issuer, the Notes may be redeemed, at a price equal to 100% of the aggregate principal amount of the Notes, together with accrued and unpaid interest thereon to the date of such redemption, from time to time without penalty, in whole or in part.

5.2	Notice of Optional Redemption

If the Issuer elects to redeem Notes pursuant to Condition 5.1, it shall notify the Fiscal Agent and the relevant Noteholders at least 30 days, but not more than 60 days, before the redemption date unless the Fiscal Agent or the relevant Noteholder (as the case may be) consents to a shorter period in its sole discretion. The notice shall identify the Notes to be redeemed and shall state:

(a)	the redemption date and the record date;

(b)	the redemption price, and, if applicable, the appropriate calculation of such redemption price and the amount of accrued interest to the redemption date;

(c)	if fewer than all the outstanding Notes are to be redeemed, the certificate numbers and principal amounts of the particular Notes to be redeemed;

(d)	that, unless the Issuer defaults in making such redemption payment or the Fiscal Agent is prohibited from making such payment, interest on Notes (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

(e)	the Common Codes or ISIN number, as applicable, if any, printed on the Notes being redeemed; and

(f)	the Condition pursuant to which the Notes are being redeemed.

At the Issuer’s request, the Fiscal Agent shall give the notice of redemption in the Issuer’s name and at the Issuer’s expense. In such event, the Issuer shall provide the Fiscal Agent with the information required and within the time periods specified by this Condition 5.2.

5.3	Effect of Notice of Redemption

Once notice of redemption is delivered, Notes called for redemption become due and payable on the redemption date and at the redemption price stated in the notice.

5.4	Deposit of Redemption Price

No later than 11:00 am (London time) on the business day prior to the redemption date, the Issuer shall deposit with the Fiscal Agent money sufficient to pay the redemption price of and accrued interest on all Notes or portions thereof to be redeemed on that date other than Notes or portions of Notes called for redemption that

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have been delivered by the Issuer to the Fiscal Agent for cancellation. On and after the redemption date, interest shall cease to accrue on Notes or portions thereof called for redemption so long as the Issuer has deposited with the Fiscal Agent funds sufficient to pay the principal of, plus accrued unpaid interest premium, if any, on, the Notes to be redeemed, unless the Fiscal Agent is prohibited from making such payment under these Conditions.

5.5	Selection of Notes to be Redeemed or Repurchased

If less than all of any series of Notes is to be redeemed at any time, the Fiscal Agent or the Registrar will select Notes for redemption in compliance with the requirements of the principal securities exchange, if any, on which the Notes are listed, and in compliance with the requirements of Euroclear, or if the Notes are not so listed or such exchange prescribes no method of selection and the Notes are not held through Euroclear, or Euroclear prescribes no method of selection, on a method that most nearly approximates a pro rata selection; provided, however, that no Note of $150,000 in aggregate principal amount or less shall be redeemed in part.

5.6	Notes Redeemed in Part

Subject to the terms hereof, upon surrender of a Note that is redeemed in part, the Issuer shall execute for the Noteholder (at the Issuer’s expense) a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

5.7	Redemption

Unless previously redeemed or purchased and cancelled, the Notes will be redeemed at their principal amount on the Final Maturity Date, together (if applicable) with interest accrued and unpaid to but excluding the Final Maturity Date.

5.8	Mandatory Prepayments

The Issuer shall prepay the Notes in full, at a price equal to 100% of the aggregate unpaid principal amount of the Notes, together with all accrued and unpaid interest thereon, upon the occurrence of a Change of Control.

5.9	Payment at Maturity

On the Final Maturity Date or any accelerated maturity of the Notes, the Issuer will pay the entire principal amount of the Notes then outstanding, together with all accrued and unpaid interest thereon.

5.10	Application of Payments

All payments made by the Issuer under the Notes shall be applied first, to the payment in full of accrued and unpaid interest, and second, to the reduction of principal.

5.11	Purchase

The Issuer or any subsidiary may at any time purchase Notes in the open market or otherwise at any price. Any Notes so purchased, while held by or on behalf of the Issuer or any Subsidiary or any of their respective Affiliates, shall not be deemed to be outstanding for the purposes of Conditions 7, 8, 9 or 13.

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5.12	Cancellation

All Notes purchased by or on behalf of the Issuer or any Subsidiary or any of their respective Affiliates may be cancelled or held and resold, provided that any Notes so purchased, while held by or on behalf of the Issuer or any Subsidiary or any of their respective Affiliates, shall not be deemed to be outstanding for the purposes of Conditions 7, 8, 9 or 13. Any Notes so purchased and cancelled may not be re-issued or resold.

6.	STAMP TAXES

The Issuer shall pay or cause to be paid any present or future stamp, court, documentary or any similar taxes or levies which arise in any jurisdiction from the execution, delivery or registration of the Notes (other than a transfer or assignment of the Notes), or the receipt of any payments with respect to the Notes.

7.	EVENTS OF DEFAULT

Each of the following events shall constitute an “Event of Default”.

7.1	Non-payment

The Issuer shall fail to make any payment in respect of (a) interest on the Notes as the same shall become due, whether at maturity, by acceleration or otherwise, and such Default (as defined below) is not remedied within 30 days after the same becomes due, or (b) principal of the Notes as the same shall become due, whether at maturity, by acceleration or otherwise.

7.2	Breach of Covenant

The Issuer fails to comply with any covenant or agreement under the Notes and such failure continues for 30 calendar days after the receipt by the Issuer of written notice thereof from holders of not less than a majority of the aggregate principal amount of the Notes then outstanding.

7.3	Insolvency

The Issuer or any of its “significant subsidiaries,” as such term is defined under Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act (each, a “Significant Subsidiary”), shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Issuer or such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Issuer or such Significant Subsidiary, as the case may be, or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or admits in writing its inability generally to pay its debts as they become due.

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7.4	Proceedings

There shall have been the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of the Issuer or any of its Significant Subsidiaries in an involuntary case or proceeding under Title 11 of the United States Code or any similar federal or state law for the relief of debtors or (b) a decree or order adjudging the Issuer or any of its Significant Subsidiaries bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or such Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or such Significant Subsidiary or any substantial part of its property, or ordering the wind up or liquidation of affairs of the Issuer or such Significant Subsidiary, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days.

7.5	Cross default

An event of default by the Issuer or any subsidiary of the Issuer with respect to:

(a)	the Convertible Notes or the Senior Secured Notes; provided that such Event of Default shall be automatically annulled if the event of default triggering such Event of Default is remedied or cured, or waived by the holders of the Convertible Notes or the Senior Secured Notes, as the case may be, and so long as (i) the Issuer has paid any overdue interest on the Notes, all principal of the Notes that is due and payable and is unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) any such overdue interest in respect of the Notes at the Default Rate, (ii) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived and (iii) no judgment or decree has been entered for the payment of any monies due pursuant hereto; or

(b)	any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed of the Issuer and/or any subsidiary of the Issuer, whether such indebtedness now exists or shall hereafter be created either (i) resulting in such indebtedness becoming or being declared due and payable, or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration or otherwise (and, in the case of this clause (ii), if such Default is not cured or waived within 30 calendar days), and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness or the maturity of which has been so accelerated, aggregates U.S.$30 million or more.

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7.6	Enforcement Proceedings

Final judgment or judgments in the aggregate for the payment of U.S.$30 million or more (excluding any amounts covered by insurance) rendered against the Issuer or any of its Significant Subsidiaries, which judgment is not discharged or stayed within 60 days after (a) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (b) the date on which all rights to appeal have been extinguished.

8.	ACCELERATION

8.1	Acceleration Event

If an Event of Default with respect to the Issuer described in Condition 7.3 or 7.4 has occurred, the Notes (including unpaid principal, interest and other amounts owing under the Notes) shall automatically become immediately due and payable (an “Acceleration”).

8.2	Notice of Acceleration

Upon the occurrence and during the continuance of any Event of Default other than an Event of Default described in Condition 7.3 or 7.4, the holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding may at any time at their option, by notice or notices to the Issuer, declare an Acceleration with respect to the Notes.

9.	REMEDIES

9.1	Notes payable forthwith

Upon the Notes becoming due and payable under Condition 8, whether automatically or by declaration, the Notes will forthwith mature and the entire unpaid principal amount of the Notes, plus all accrued and unpaid interest thereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

9.2	Noteholders’ right to action

If an Event of Default has occurred and is continuing, and irrespective of whether the Notes have become or have been declared immediately due and payable under Condition 8, any Noteholder may proceed to protect and enforce the rights of such Noteholder by an action at law, suit in equity or other appropriate proceeding or in aid of the exercise of any power granted hereby or thereby or by law or otherwise

9.3	Notice of recission

At any time after the Notes have been declared due and payable pursuant to Condition 8.2, the holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of the Notes that is due and payable and is unpaid

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other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) any such overdue interest in respect of the Notes at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto. No rescission and annulment under this Condition 9.3 will extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

9.4	Unconditional Right of Noteholders to receive Principal and Interest

Notwithstanding any other provision herein, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on the Notes on the Final Maturity Date and to institute suit for the enforcement of any such payment.

10.	OTHER PROVISIONS UPON A DEFAULT

10.1	Statement by Officers as to Default

The Issuer shall deliver to the Noteholders, within 14 calendar days of becoming aware of any Default or any Event of Default under the Notes, a certificate, signed by (a) the Chief Executive Officer, the President or any Vice President and (b) the Chief Financial Officer, Controller, Treasurer or Assistant Treasurer (and one of the officers signing such certificate shall be the principal executive, financial or accounting officer of the Issuer), specifying with particularity such Default or Event of Default and further stating what action the Issuer has taken, is taking or proposes to take with respect thereto. By acceptance of the Notes, each Noteholder agrees to keep, and to procure that its Affiliates and representatives keep, confidential any and all confidential information about the Issuer received or obtained in such certificate (including, without limitation, proprietary information, trade secrets, competitively sensitive information, acquisition, divestiture and other strategic information, in each case to the extent such information is not publicly known or available other than as a result of disclosure in breach of such Noteholder’s confidentiality obligations set forth herein or otherwise owing to the Issuer); provided, that the foregoing restriction will not prohibit such Noteholder from using such information to assist such Noteholder in determining whether to exercise any of its rights set forth in this clause 10.1 or in determining to take any other action with respect to its ownership of the Notes.

10.2	Expenses

After the occurrence of an Event of Default, the Issuer will pay (a) the reasonable costs and expenses (including reasonable attorneys’ fees of a single special counsel and, if reasonably required, local counsel, but not more than a single counsel in any relevant jurisdiction) incurred by the Noteholder in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Notes, and (b) the reasonable costs and expenses (including reasonable attorneys’ fees of a single special counsel and, if reasonably required, local counsel, but not more than a single counsel in any relevant jurisdiction and reasonable financial advisors’ fees) incurred by the Noteholder in connection with the insolvency or bankruptcy of the Issuer or any subsidiary of the Issuer or in connection with any work-out or restructuring of the Issuer. The obligations of the Issuer under this clause 10.2 will survive the payment or transfer of the Notes, and the enforcement, amendment or waiver of any provision of the Notes.

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11.	DEFINITIONS

For purposes of the Notes, the following terms shall have the following respective meanings:

“Affiliate” of a person means any corporation or other business entity controlled by, controlling or under common control with such person.

“Change of Control” shall have the meaning assigned to such term the Senior Secured Notes Indenture as in effect on the date hereof, provided that a transaction that results in beneficial ownership by Russian Standard Corporation (or any successor entity) and its Affiliates of more than 50% of the Voting Securities of the Issuer will not constitute a “Change of Control” under the Notes.

“Control” (including the correlative terms “Controlling”, “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Convertible Notes” means the 3.00% Convertible Senior Notes due 2013 issued by the Issuer.

“Default” means any event that is, or after notice or lapse of time or both would become, an Event of Default.

“Original Holder” means Russian Standard Bank.

“Person” means any individual, corporation, company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Senior Secured Notes” means the 9.125% Senior Secured Notes due 2016 and the 8.875% Senior Secured Notes due 2016 issued by CEDC Finance Corporation International, Inc.

“Senior Secured Notes Indenture” means the indenture governing the Senior Secured Notes, as in effect from time to time.

“Voting Securities” means any and all shares of capital stock of the Issuer and securities issued in respect thereof that are entitled to vote generally in the election of directors of the Issuer.

12.	REPLACEMENT OF NOTES

If any Note is lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of the Fiscal Agent, subject to all applicable laws and other relevant authority requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may reasonably require. Mutilated or defaced Notes must be surrendered before replacements will be issued.

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13.	AMENDMENT

13.1	The Notes may be amended, and the observance of any term of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Issuer as set forth and any holder or holders of not less than a majority of the aggregate principal amount of Notes at the time outstanding, except that no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (a) subject to the provisions of Conditions 8 or 9 relating to acceleration and rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest on, the Notes, (b) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (c) amend any of Condition 7.1, Condition 8 or Condition 9, or this Condition 13, or (d) make any Note payable in money other than that stated herein.

13.2	The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Condition 13 to each Noteholder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Noteholders. The Issuer shall not, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Noteholder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Notes unless such consideration is offered to be paid and is paid to all Noteholders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement, other than any Noteholder who waives the right to receive all or any part of such consideration.

13.3	Any amendment or waiver consented to as provided in this Condition 13 applies equally to all Noteholders affected thereby and is binding upon them and upon each future Noteholder and upon the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right arising therefrom.

13.4	Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under the Notes, or have directed the taking of any action provided in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Issuer or any subsidiary of the Issuer shall be deemed not to be outstanding.

13.5	No Implied Noteholder Waiver; Remedies Cumulative

No failure or delay on the part of the Noteholder in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a

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waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to and not exclusive of, any rights or remedies otherwise available.

13.6	Issuer Waivers

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law that would prohibit or forgive the Issuer from paying all or any portion of the principal of and/or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force.

14.	FURTHER ISSUES

The Issuer may from time to time without the consent of the Noteholders create and issue further securities either having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest on them) and so that such further issue shall be consolidated and form a single series with the outstanding securities of any series (including the Notes) or upon such terms as the Issuer may determine at the time of their issue. References in these Conditions to the Notes include (unless the context requires otherwise) any other securities issued pursuant to this Condition and forming a single series with the Notes.

15.	NOTICES

All notices to Noteholders shall be mailed by registered mail or by private courier to them at their respective addresses appearing in the Register and shall be deemed to have been given on the fourth day (excluding Saturday and Sunday) after the date of mailing.

16.	GOVERNING LAW

16.1	Governing Law

THE FISCAL AGENCY AGREEMENT AND THE NOTES AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH THEM SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

16.2	Jurisdiction

EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COMPETENT COURTS OF THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

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16.3	Waiver of Jury Trial; No Set-Off

TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE ISSUER (BY ITS EXECUTION HEREOF) AND EACH NOTEHOLDER (BY ITS ACCEPTANCE OF THE NOTES) WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION ARISING OUT OF OR BASED UPON OR RELATING TO THE NOTES, WHETHER NOW EXISTING OR HEREAFTER ARISING. ALL PAYMENTS HEREUNDER SHALL BE MADE WITHOUT ANY DEDUCTIONS WHATSOEVER, INCLUDING DEDUCTION FOR SET-OFF, COUNTERCLAIM, OR RECOUPMENT.

17.	ASSIGNABILITY

The Notes shall bind and inure to the benefit of the Issuer and the Noteholders and their respective successors and assigns; provided, however, that (a) the obligations of the Issuer hereunder may not be transferred or assigned except with the prior written consent of the Noteholders and (b) the Noteholders may not transfer or assign the Notes except in compliance with federal and state, and applicable foreign securities laws.

18.	TAX FORMS

Each Noteholder agrees to provide the Fiscal Agent with a correct, properly completed and executed U.S. Internal Revenue Service Form (a) upon the original issuance of the Notes (in the case a Noteholder acquiring Notes upon such an issuance), (b) promptly upon becoming a Noteholder (in the case of a Noteholder not covered by preceding clause (a)), (c) promptly upon any reasonable demand by the Fiscal Agent, and (d) promptly upon learning that any form or other document previously provided by such Noteholder has become obsolete or incorrect.

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SCHEDULE 4

FORM OF TRANSFER CERTIFICATE

CENTRAL EUROPEAN DISTRIBUTION CORPORATION (the “Issuer”)

U.S.$102,554,000 Senior Notes due 2016

(the “Notes”)

Reference is hereby made to the Fiscal Agency Agreement (the “Agency Agreement”) dated [—] 2012 between the Issuer and the other parties named therein. Capitalised terms used but not defined herein shall have the meanings given to them in the Agency Agreement.

This letter relates to U.S.$[—] principal amount of Notes which are held in the form of an interest in the Notes evidenced by the Global Note (ISIN No. [—]) with Euroclear in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer or exchange of such Notes for individual definitive Note certificates registered in the name of [insert name of transferee].

In connection with any such transfer of any of the Notes occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with the transfer restrictions set forth in such Notes:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer; or

(2)	☐	to the Registrar for registration in the name of the Noteholder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act; or

(4)	☐	to a “qualified institutional buyer” (as defined in Rule 144A under the U.S. Securities Act of 1933 (the “Securities Act”)) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 903 under the Securities Act and such Note shall be held immediately after the transfer through Euroclear until the expiration of the 40-day restricted period (as described in Regulation S); or

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(6)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act and such Note shall be held immediately after the transfer through Euroclear until the expiration of the 40-day restricted period (as described in Regulation S); or

(7)	☐	pursuant to Rule 144 under the Securities Act or another available exemption from registration.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (7) is checked, the Registrar may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Registrar or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

[Name of Transferor]

By:

Authorised Signature

[Date]

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SCHEDULE 5

REGULATIONS CONCERNING THE TRANSFER

AND REGISTRATION OF THE NOTES

1.	Each Note shall be in the minimum denomination of U.S. $150,000 and integral multiples of U.S. $1,000 in excess thereof. Note Certificates, each evidencing entitlement to one or more Notes, shall be issued in accordance with the Terms and Conditions of the Notes (the “Conditions”).

2.	The Notes are transferable by execution of the form of transfer on each Note Certificate endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of its duly authorised officer or officers. In this Schedule “transferor” shall where the context permits or requires include joint transferors and be construed accordingly.

3.	The Note Certificate issued in respect of the Notes to be transferred must be delivered for registration to the office of a Paying and Transfer Agent accompanied by such other evidence (including, in connection with transfers made pursuant to certain securities law exemptions identified in the restrictive legend on the Notes, certificates and legal opinions) as such Paying and Transfer Agent may reasonably require to prove the title of the transferor or his right to transfer the relevant Notes and his identity and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of a Note shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Agent may require.

4.	The executors or administrators of a deceased holder of the Notes (not being one of several joint holders) and in the case of the death of one or more of joint holders the survivor or survivors of such joint holders shall be the only persons recognised by the Issuer as having any title to such Notes.

5.	Any person becoming entitled to the Notes in consequence of the death or bankruptcy of the holder of such Notes may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Paying and Transfer Agent shall require (including certificates and legal opinions), be registered himself as the holder of such Notes or, subject to the preceding paragraphs as to transfer, may transfer such Notes. The Issuer and the Agents may retain any amount payable upon the Notes to which any person is so entitled until such person shall be so registered or shall duly transfer the Notes.

6.	Unless otherwise requested by him and agreed by the Issuer, a holder of the Notes shall be entitled to receive only one Note Certificate in respect of his holding.

7.	The joint holders of a Note shall be entitled to one Note Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

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8.	The Issuer and the Paying and Transfer Agents shall make no charge to the holders for the registration of any holding of the Notes or any transfer of the Notes or for the issue of any Note Certificates or for the delivery of Note Certificates at the specified office of the Agent to whom the request for registration, transfer or delivery was delivered or by uninsured post to the address specified by the holder. If any holder entitled to receive a Note Certificate wishes to have it delivered to him otherwise than at the specified office of such Agent, such delivery shall be made upon his written request to such Agent, at his risk and (except where sent by uninsured post to the address specified by the holder) at his expense.

9.	Each Paying and Transfer Agent will within three business days (as defined in Condition 4.4) of receipt of a request to effect a transfer of a Note (or within 5 business days if the transfer is of a Note evidenced by the Global Note) deliver at its specified office to the transferee or despatch by mail (at the risk of the transferee) to such address as the transferee may request, a new Note Certificate in respect of the Notes transferred. In the case of a transfer of fewer than all the Notes in respect of which a Note Certificate is issued, a new Note Certificate in respect of the Notes not transferred will be so delivered to the holder to its address appearing on the Register.

10.	Unless there is delivered to a Paying and Transfer Agent such satisfactory evidence, which may include an opinion of legal counsel, as may be reasonably required by the Issuer, that neither the Securities Act legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act, in accordance with applicable laws, all Notes or Note Certificates, as the case may be, issued in replacement for or on exchange or transfer of the Notes or Note Certificates, as the case may be, bearing the Securities Act legend, will bear such legend.

11.	Unless and until otherwise determined by the Issuer, in accordance with applicable law, all Notes or Note Certificates, issued in substitution for or on exchange or transfer of the Notes or Note Certificates, as the case may be, that do not bear the Securities Act legend will not bear such legend.

12.	Notwithstanding any other provisions of this Agreement, the Registrar shall register the transfer of any Notes only upon presentation of an executed and duly completed form of transfer substantially in the form set forth in Schedule IV of the form of the Global Note set out in Schedule 2 to the Fiscal Agency Agreement together with any other documents thereby required. Nothing herein shall require the Registrar to register any transfer during a closed period.

13.	The Registrar and the Paying and Transfer Agents may promulgate any other regulations that they may deem necessary for the registration and transfer of the Notes.

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Exhibit C

FORM OF BACKSTOP NOTE

SCHEDULE 1

FORM OF NOTE CERTIFICATE

On the front:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT, AND ANY ACCOUNT FOR WHICH IT IS ACTING, (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR (B) IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR 904 OF REGULATION S AND, WITH RESPECT TO (A) AND (B), EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO SUCH ACCOUNT, (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) (I) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (II) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (III) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (IV) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND SUBJECT TO ANY APPLICABLE 40-DAY DISTRIBUTION COMPLIANCE PERIOD IN ACCORDANCE WITH REGULATION S, OR (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER RELEVANT JURISDICTIONS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS LEGEND MAY ONLY BE REMOVED AT THE OPTION OF THE ISSUER.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE 2(A)(V) OF THE FIRST PARAGRAPH ABOVE, THE ISSUER AND THE FISCAL AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS, OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED BY EITHER OF THEM IN ORDER FOR EACH OF THEM TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE AND OTHER RELEVANT SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

1

Denomination	ISIN/Common Code [—] /[—]	Series	Certif. Number

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

[Up to U.S.$107,500,000] Senior Notes due 2016

The Note or Notes in respect of which this Note Certificate is issued are in registered form and form part of a duly authorised issue of Notes of Central European Distribution Corporation (the “Issuer”), designated as specified in the title hereof (the “Notes”). The Notes are subject to the relevant conditions (the “Conditions”) endorsed herein.

For value received, the Issuer promises to pay [—] of [—], entered in the Register as the holder of the Notes on July 31, 2016 (or on such earlier date as the principal sum mentioned below may become repayable in accordance with the Conditions) the principal sum of:

U.S.$[—]

(or such lesser principal sum as may from time to time be evidenced by this Note Certificate) together with interest on that principal sum and such other amounts as may be payable, all subject to and in accordance with the Conditions and to pay interest in arrears on March 1 and September 1 of each year, commencing on March 1, 2014, on the principal amount outstanding of the Notes from the date of issuance of the Notes (provided that if the proceeds of the Notes are deposited into an escrow account, interest shall accrue from the date on which such proceeds are released from such escrow account) or from the most recent date on which interest has been paid, at the following rates:

Period	Amount
Issuance – February 28, 2014	3.25%
March 1, 2014 – August 31, 2014	6.341%
September 1, 2014 – February 28, 2015	6.50%
March 1, 2015 – February 29, 2016	7.50%
March 1, 2016 – Maturity	8.00%

subject to and in accordance with the Conditions, which shall be binding upon the holder hereof (as if references to the Conditions to the Notes and the Noteholders were references to the Notes and the holders hereof respectively and as if the same had been set out herein in full mutatis mutandis), except as otherwise provided herein.

Upon any payment of principal or interest on this Note Certificate, the details of such payment shall be entered in the Register and endorsed by or on behalf of the Issuer on the grid on the reverse of this Note Certificate and, in the case of payments of principal, the principal amount outstanding on this Note Certificate shall be reduced for all purposes by the amount so paid and endorsed.

The statements set forth in the legend above are an integral part of the Notes in respect of which this Note Certificate is issued and by acceptance hereof each holder of such Notes agrees to be subject to and bound by the terms and provisions set forth in such legend.

2

This Note Certificate is evidence of entitlement only. Title to the Notes passes only on due registration on the Register and only the duly registered holder is entitled to payments on the Notes in respect of which this Note Certificate is issued.

THIS NOTE CERTIFICATE AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:

Certificate of Authorisation

This Certificate is authenticated by or on behalf of the Registrar.

[—]

as Registrar

By:

Authorised Signatory

For the purposes of authentication only.

3

SCHEDULE

PAYMENTS OF PRINCIPAL AND INTEREST ON THE NOTES

The following payments of principal and interest in respect of the Notes in respect of which this Note Certificate is issued have been made:

Date made	Amount of principal due and payable	Amount of interest due and payable	Amount of principal paid or cancelled	Amount of interest paid	Shortfall in payment of principal	Shortfall in payment of interest	Notation made by or on behalf of the Fiscal Agent

4

(Reverse of Note Certificate)

TERMS AND CONDITIONS OF THE NOTES

[as set out in Schedule 3 of the Fiscal Agency Agreement]

FISCAL AGENT AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

REGISTRAR AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

or such other or further Paying and Transfer Agents or specified offices as may from time to time be appointed by the Issuer and notice of which has been given to the Noteholders.

5

SCHEDULE 2

FORM OF GLOBAL NOTE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK S.A./N.V. (TOGETHER WITH ANY SUCCESSOR SECURITIES CLEARING AGENCY, “EUROCLEAR”) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF ITS AUTHORIZED NOMINEE, OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR (AND ANY PAYMENT IS MADE TO ITS AUTHORIZED NOMINEE, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, ITS AUTHORIZED NOMINEE, HAS AN INTEREST HEREIN.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT, AND ANY ACCOUNT FOR WHICH IT IS ACTING, (A) IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR (B) IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 903 OR 904 OF REGULATION S AND, WITH RESPECT TO (A) AND (B), EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO SUCH ACCOUNT, (2) AGREES FOR THE BENEFIT OF THE ISSUER THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN, EXCEPT (A) (I) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (II) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, (III) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (IV) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT AND SUBJECT TO ANY APPLICABLE 40-DAY DISTRIBUTION COMPLIANCE PERIOD IN ACCORDANCE WITH REGULATION S, OR (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE), AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER RELEVANT JURISDICTIONS, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES” AND “U.S. PERSON” HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

THIS LEGEND MAY ONLY BE REMOVED AT THE OPTION OF THE ISSUER.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE 2(A)(V) OF THE SECOND PARAGRAPH ABOVE, THE ISSUER AND THE FISCAL AGENT

6

RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS, OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED BY EITHER OF THEM IN ORDER FOR EACH OF THEM TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE AND OTHER RELEVANT SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

ISIN Number: [—]

Common Code: [—]

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

[Up to U.S.$107,500,000] Senior Notes due 2016

The Note or Notes in respect of which this Global Note is issued are in registered form and form part of a duly authorised issue of Notes of Central European Distribution Corporation (the “Issuer”), designated as specified in the title hereof (the “Notes”). The Notes are subject to the relevant conditions (the “Conditions”) set out in Schedule 3 of the Fiscal Agency Agreement dated [—] 2012.

For value received, the Issuer promises to pay the holder of the Notes in respect of which this Global Note is issued on July 31, 2016 the principal sum of

U.S.$[—]

or such lesser amount as may from time to time be evidenced by this Global Note (or such part thereof as may become repayable pursuant to the Conditions) on such date(s) as the said principal sum (or part thereof) may become repayable in accordance with the Conditions and to pay interest in arrears on March 1 and September 1 of each year, commencing on March 1, 2014, on the principal amount outstanding of the Notes from the date of issuance of this Global Note (provided that if the proceeds of this Global Note are deposited into an escrow account, interest shall accrue from the date on which such proceeds are released from such escrow account) or from the most recent date on which interest has been paid, at the following rates:

Period	Amount
Issuance – February 28, 2014	3.25%
March 1, 2014 – August 31, 2014	6.341%
September 1, 2014 – February 28, 2015	6.50%
March 1, 2015 – February 29, 2016	7.50%
March 1, 2016 – Maturity	8.00%

subject to and in accordance with the Conditions, which shall be binding upon the holder hereof (as if references to the Conditions to the Notes and the Noteholders were references to this Global Note and the holder hereof respectively and as if the same had been set out herein in full mutatis mutandis), except as otherwise provided herein.

The statements set forth in the legend above are an integral part of the Notes in respect of which this Global Note is issued and by acceptance hereof each registered holder of such Notes agrees to be subject to and bound by the terms and provisions set forth in such legend.

7

Interests in this Global Note will be exchangeable, free of charge to the holder, in whole but not in part, for Note Certificates if:

(a)	Euroclear (or any Alternative Clearing System on behalf of which the Notes may be held) is closed for business for a continuous period of 14 calendar days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so, by the Noteholder giving notice to the Registrar; or

(b)	upon election by the holder giving notice to the Registrar.

In such event, the Issuer will, free of charge to the Noteholders (but against such indemnity as the Registrar may require in respect of any tax or other duty of whatever nature which may be levied or imposed in connection with such exchange), cause sufficient Note Certificates to be executed and delivered to the Registrar in sufficient quantities for despatch to individual Noteholders in accordance with the Conditions, clause 3.12 of the Fiscal Agency Agreement and Schedule 5 thereto.

“Exchange Date” means a day falling not later than five business days after that on which the notice requiring exchange is given and on which banks are open for business in the city in which the specified office of the Registrar or the relevant Paying and Transfer Agent is located.

Payments. Payments of principal and interest in respect of Notes evidenced by this Global Note will be made to the person who appears in the Register as at the close of business on the Clearing System Business Day immediately prior to the date for payment as holder of the Notes evidenced by this Global Note against presentation and, if no further payment falls to be made in respect of the relevant Notes, surrender of this Global Note to or to the order of the Fiscal Agent or such other Paying and Transfer Agent as shall have been notified to the relevant Noteholders for such purpose. A record of each payment so made will be entered in the Register and endorsed by or on behalf of the Fiscal Agent in the schedule to this Global Note, which endorsement will be prima facie evidence that such payment has been made in respect of the relevant Notes. “Clearing Systems Business Day” for the purposes of this paragraph means Monday to Friday inclusive except 25 December and 1 January.

Notices. So long as any Notes are evidenced by this Global Note and this Global Note is held by or on behalf of a clearing system, notices to Noteholders may be given by delivery of the relevant notice to that clearing system for communication by it to entitled account holders in substitution for mailing such Notices as provided by Condition 15.

Cancellation. Cancellation of any Notes required by the Conditions of the Notes to be cancelled will be effected by the Registrar making a notation of such event in the Register, and by reduction in the principal amount of this Global Note.

Transfers. Transfers of interests in the Notes with respect of which this Global Note is issued shall be made in accordance with the Fiscal Agency Agreement as in effect on the date hereof or as may be amended with the written consent of the Noteholders.

This Global Note is evidence of entitlement only. Title to the Notes passes only on due registration on the Register and only the duly registered holder is entitled to payments on the Notes in respect of which this Global Note is issued.

This Global Note shall not be valid for any purpose until authenticated by or on behalf of the Registrar.

THIS GLOBAL NOTE AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT SHALL BE GOVERNED BY, CONSTRUED UNDER, AND

8

ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

In witness whereof this Global Note is delivered on [—] 2012.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:

Certificate of Authentication

This Global Note is duly authenticated without recourse, warranty or liability.

[—]

As Registrar

By:

9

SCHEDULE I

PAYMENTS OF PRINCIPAL AND INTEREST ON THE NOTES

The following payments of principal and interest in respect of the Notes evidenced by this Global Note have been made:

Date made	Amount of principal due and payable	Amount of interest due and payable	Amount of principal paid or cancelled	Amount of interest paid	Shortfall in payment of principal	Shortfall in payment of interest	Notation made by or on behalf of the Fiscal Agent

10

SCHEDULE II

CHANGES IN PRINCIPAL AMOUNT OUTSTANDING

The following changes in principal amount outstanding have been made:

Date made	Change in principal amount outstanding of this Global Note[1]	Principal amount outstanding of this Global Note following such change	Notation made by or on behalf of the Fiscal Agent and Paying and Transfer Agent
	U.S.$	U.S.$

[1]	State whether (i) reduction following redemption of Notes; (ii) transfers of the Notes or exchange for Note Certificates; or (iii) purchase and cancellation of Notes.

11

[At the foot of the Global Note:]

FISCAL AGENT AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

REGISTRAR AND PAYING AND TRANSFER AGENT

[—]

[—]

[—]

[—]

or such other or further Paying and Transfer Agents or specified offices as may from time to time be appointed by the Issuer and notice of which has been given to the Noteholders.

12

SCHEDULE 3

TERMS AND CONDITIONS OF THE NOTES

The following are the terms and conditions in the form in which they will be endorsed on the Notes:

The issue of the Notes was authorised by a resolution of the Board of Directors of Central European Distribution Corporation (the “Issuer”) passed on April 17, 2012. A fiscal agency agreement dated [—] 2012 (the “Fiscal Agency Agreement”) has been entered into in relation to the Notes between the Issuer, [—] as fiscal agent and principal paying and transfer agent and [—], as registrar and a paying and transfer agent. The fiscal agent, the paying and transfer agents and the registrar for the time being are referred to below respectively as the “Fiscal Agent”, the “Paying and Transfer Agents” and the “Registrar”. The expression “Paying and Transfer Agents” shall include the Fiscal Agent. The Fiscal Agency Agreement includes the form of the Notes. Copies of the Fiscal Agency Agreement are available for inspection during normal business hours at the specified offices of the Paying and Transfer Agents. The holders of Notes (the “Noteholders”) are deemed to have notice of all the provisions of the Fiscal Agency Agreement applicable to them.

1.	FORM, DENOMINATION, TITLE AND STATUS

1.1	Form and denomination

The Notes are in registered form, serially numbered and in principal amounts of U.S.$150,000 and integral multiples of U.S.$1,000 in excess thereof (each, an “authorised denomination”).

1.2	Title

Title to the Notes will pass by transfer and registration as described in Condition 2. The holder (as defined below) of any Note will (except as otherwise required by law or as ordered by a court of competent jurisdiction) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or its theft or loss (or that of the related certificate, as appropriate) or anything written on it or on the certificate in respect of it (other than a duly executed transfer thereof)) and no person will be liable for so treating the holder. For this purpose, “holder” shall mean the person in whose name a Note is registered in the Register (as defined in Condition 2.1), which shall initially be the nominee of Euroclear.

2.	REGISTRATION AND TRANSFER OF NOTES

2.1	Registration

The Issuer will cause a register (the “Register”) to be kept at the specified office of the Registrar outside the United Kingdom (which shall act as an agent of the Issuer for this purpose) on which will be entered the names and addresses of the holders of the Notes and the particulars of the Notes held by them and of all transfers and redemptions of Notes.

13

2.2	Transfer

(a)	Definitive Notes

Notes may, subject to the terms of the Fiscal Agency Agreement and to Condition 2.3, in each case, as in effect on the date hereof or as may be amended with the written consent of the Noteholders, be transferred in whole or in part in an authorised denomination by lodging the relevant Note (with the form of application for transfer in respect thereof duly executed and duly stamped where applicable) at the specified office of the Registrar or any Paying and Transfer Agent.

No transfer of a Note will be valid unless and until entered on the Register. A Note may be registered only in the name of, and transferred only to, a named person (or persons).

The Registrar will within five business days (as defined in Condition 4.4), in the place of the specified office of the Registrar, of any duly made application for the transfer of a Note, deliver a new Note to the transferee (and, in the case of a transfer of part only of a Note, deliver a Note for the untransferred balance to the transferor) at the specified office of the Registrar or (at the risk and, if mailed at the request of the transferee or, as the case may be, the transferor otherwise than by ordinary mail, at the expense of the transferee or, as the case may be, the transferor) mail the Note by uninsured mail to such address as the transferee or, as the case may be, the transferor may request.

(b)	Global Notes

Transfers of beneficial interests in Global Notes shall be effected only through a book-entry system maintained by (a) the holder (as such term is defined in Condition 1.2) of such Global Note (or its agent) or (b) any holder of a beneficial interest in such Global Note, and in each case ownership of a beneficial interest in such Global Note shall be required to be reflected in book entry.

2.3	Formalities free of charge

Any such transfer will be effected without charge subject to (i) the person making such application for transfer paying or procuring the payment of any taxes, duties and other governmental charges in connection therewith, (ii) the Registrar being reasonably satisfied with the documents of title or identity of the person making the application and (iii) such reasonable regulations as the Issuer may from time to time agree with the Registrar, to the extent permitted by clause 11.2 of the Fiscal Agency Agreement.

3.	INTEREST

3.1	Interest Rate

The Issuer shall pay interest on the principal amount of the Notes from the date of issuance of the Notes; provided that if the proceeds of the Notes are deposited in an escrow account, interest shall accrue from the date on which such proceeds are released from such escrow

14

account or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for. Interest on the Notes will accrue as follows:

Period	Amount
Issuance – February 28, 2014	3.25%
March 1, 2014 – August 31, 2014	6.341%
September 1, 2014 – February 28, 2015	6.50%
March 1, 2015 – February 29, 2016	7.50%
March 1, 2016 – Final Maturity Date	8.00%

and is payable in cash semi-annually in arrears on March 1 and September 1 of each year (each, an “Interest Payment Date”), commencing on March 1, 2014 and ending on July 31, 2016 (the “Final Maturity Date”).

3.2	Computation of Interest

Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months and will include interest accrued to but excluding the respective Interest Payment Dates. If any Interest Payment Date falls on a date that is not a business day (as defined in Condition 4.4), interest due on such Interest Payment Date shall be paid on the business day immediately following such Interest Payment Date and such interest payment shall not include any interest accruing after such Interest Payment Date.

3.3	Payment Form

Interest on the Notes shall be payable in cash, in accordance with Condition 4.

3.4	Default Interest

Upon the occurrence and during the continuance of an Event of Default (as defined in Condition 7), to the extent that the payment of such interest shall be lawful, the Notes shall bear interest at a rate equal to the interest rate then applicable to the Notes plus 2.00% per annum (the “Default Rate”), calculated in accordance with Condition 3.2.

4.	PAYMENTS

4.1	Method of payment

Payment of principal and interest in respect of the Notes will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts to the persons shown in the Register at the close of business on the Record Date and subject to the surrender of the Notes at the specified office of any Paying and Transfer Agent. Payments of interest will be made to the persons shown in the Register at close of business on the relevant Record Date. For this purpose, “Record Date” means the 15th calendar day, in the place of the specified office of the Registrar, before the due date for the relevant payment. Each such payment will be made by transfer to an accountant maintained by the payee at a banking institution in the United States or to a U.S. dollar account maintained by the payee with a bank outside the United States, in either case as may be specified from time to time in writing by the payee.

15

4.2	Payments subject to fiscal laws

All payments are subject in all cases to any applicable fiscal or other laws and regulations. No commissions or expenses shall be charged to the Noteholders in respect of such payments. Amounts withheld or deducted in good faith in respect of taxes from payments on the Notes shall be treated for the purposes of the Notes as having been paid to and received by the Noteholder in full. Any amounts withheld or deducted in respect of such taxes shall be properly and timely paid over to the appropriate governmental authority and the Fiscal Agent shall provide the Noteholder with a receipt issued by such governmental authority evidencing such payment or other reasonable written evidence of payment.

4.3	Non-frustration of payments

(a)	The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law that would prohibit or forgive the Issuer from paying all or any portion of the principal of and/or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force.

(b)	To the extent that any payment by or on behalf of the Issuer is made to any Noteholder, and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, in connection with any insolvency proceeding or otherwise, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be reinstated and continued in full force and effect as if such payment had not been made.

4.4	Business days

In these Conditions “business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York City, USA, Warsaw, Poland, or Moscow, Russia, are authorized or required by Law or other governmental action to close.

4.5	Paying and Transfer Agents

The initial Registrar and Paying and Transfer Agents and their initial specified offices are listed below. The Issuer reserves the right at any time to vary or terminate the appointment of any Paying and Transfer Agent and the Registrar and appoint additional or other Paying and Transfer Agents, provided that it will maintain (i) a Registrar and a Fiscal Agent, (ii) Paying and Transfer Agents having specified offices in at least two major European cities and (iii) a Paying and Transfer Agent with a specified office in a European Union member state that will not be obliged to withhold or deduct tax pursuant to any law implementing European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000, to the extent such a Paying and Transfer Agent is not already maintained pursuant to (ii) above. The Issuer shall promptly provide notice to the Noteholders of any such variation, termination or appointment.

16

5.	REDEMPTION AND PURCHASE

5.1	Optional Redemption by the Issuer

At the option of the Issuer, the Notes may be redeemed, at a price equal to 100% of the aggregate principal amount of the Notes, together with accrued and unpaid interest thereon to the date of such redemption, from time to time without penalty, in whole or in part.

5.2	Notice of Optional Redemption

If the Issuer elects to redeem Notes pursuant to Condition 5.1, it shall notify the Fiscal Agent and the relevant Noteholders at least 30 days, but not more than 60 days, before the redemption date unless the Fiscal Agent or the relevant Noteholder (as the case may be) consents to a shorter period in its sole discretion. The notice shall identify the Notes to be redeemed and shall state:

(a)	the redemption date and the record date;

(b)	the redemption price, and, if applicable, the appropriate calculation of such redemption price and the amount of accrued interest to the redemption date;

(c)	if fewer than all the outstanding Notes are to be redeemed, the certificate numbers and principal amounts of the particular Notes to be redeemed;

(d)	that, unless the Issuer defaults in making such redemption payment or the Fiscal Agent is prohibited from making such payment, interest on Notes (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

(e)	the Common Codes or ISIN number, as applicable, if any, printed on the Notes being redeemed; and

(f)	the Condition pursuant to which the Notes are being redeemed.

At the Issuer’s request, the Fiscal Agent shall give the notice of redemption in the Issuer’s name and at the Issuer’s expense. In such event, the Issuer shall provide the Fiscal Agent with the information required and within the time periods specified by this Condition 5.2.

5.3	Effect of Notice of Redemption

Once notice of redemption is delivered, Notes called for redemption become due and payable on the redemption date and at the redemption price stated in the notice.

5.4	Deposit of Redemption Price

No later than 11:00 am (London time) on the business day prior to the redemption date, the Issuer shall deposit with the Fiscal Agent money sufficient to pay the redemption price of and accrued interest on all Notes or portions thereof to be redeemed on that date other than Notes or portions of Notes called for redemption that have been delivered by the Issuer to the Fiscal Agent for cancellation. On and after the redemption date, interest shall cease to accrue on Notes or portions thereof called for redemption so long as the Issuer has deposited with the

17

Fiscal Agent funds sufficient to pay the principal of, plus accrued unpaid interest premium, if any, on, the Notes to be redeemed, unless the Fiscal Agent is prohibited from making such payment under these Conditions.

5.5	Selection of Notes to be Redeemed or Repurchased

If less than all of any series of Notes is to be redeemed at any time, the Fiscal Agent or the Registrar will select Notes for redemption in compliance with the requirements of the principal securities exchange, if any, on which the Notes are listed, and in compliance with the requirements of Euroclear, or if the Notes are not so listed or such exchange prescribes no method of selection and the Notes are not held through Euroclear, or Euroclear prescribes no method of selection, on a method that most nearly approximates a pro rata selection; provided, however, that no Note of $150,000 in aggregate principal amount or less shall be redeemed in part.

5.6	Notes Redeemed in Part

Subject to the terms hereof, upon surrender of a Note that is redeemed in part, the Issuer shall execute for the Noteholder (at the Issuer’s expense) a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

5.7	Redemption

Unless previously redeemed or purchased and cancelled, the Notes will be redeemed at their principal amount on the Final Maturity Date, together (if applicable) with interest accrued and unpaid to but excluding the Final Maturity Date.

5.8	Mandatory Prepayments

The Issuer shall prepay the Notes in full, at a price equal to 100% of the aggregate unpaid principal amount of the Notes, together with all accrued and unpaid interest thereon, upon the occurrence of a Change of Control.

5.9	Payment at Maturity

On the Final Maturity Date or any accelerated maturity of the Notes, the Issuer will pay the entire principal amount of the Notes then outstanding, together with all accrued and unpaid interest thereon.

5.10	Application of Payments

All payments made by the Issuer under the Notes shall be applied first, to the payment in full of accrued and unpaid interest, and second, to the reduction of principal.

5.11	Purchase

The Issuer or any subsidiary may at any time purchase Notes in the open market or otherwise at any price. Any Notes so purchased, while held by or on behalf of the Issuer or any Subsidiary or any of their respective Affiliates, shall not be deemed to be outstanding for the purposes of Conditions 7, 8, 9 or 13.

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5.12	Cancellation

All Notes purchased by or on behalf of the Issuer or any Subsidiary or any of their respective Affiliates may be cancelled or held and resold, provided that any Notes so purchased, while held by or on behalf of the Issuer or any Subsidiary or any of their respective Affiliates, shall not be deemed to be outstanding for the purposes of Conditions 7, 8, 9 or 13. Any Notes so purchased and cancelled may not be re-issued or resold.

6.	STAMP TAXES

The Issuer shall pay or cause to be paid any present or future stamp, court, documentary or any similar taxes or levies which arise in any jurisdiction from the execution, delivery or registration of the Notes (other than a transfer or assignment of the Notes), or the receipt of any payments with respect to the Notes.

7.	EVENTS OF DEFAULT

Each of the following events shall constitute an “Event of Default”.

7.1	Non-payment

The Issuer shall fail to make any payment in respect of (a) interest on the Notes as the same shall become due, whether at maturity, by acceleration or otherwise, and such Default (as defined below) is not remedied within 30 days after the same becomes due, or (b) principal of the Notes as the same shall become due, whether at maturity, by acceleration or otherwise.

7.2	Breach of Covenant

The Issuer fails to comply with any covenant or agreement under the Notes and such failure continues for 30 calendar days after the receipt by the Issuer of written notice thereof from holders of not less than a majority of the aggregate principal amount of the Notes then outstanding.

7.3	Insolvency

The Issuer or any of its “significant subsidiaries,” as such term is defined under Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act (each, a “Significant Subsidiary”), shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Issuer or such Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Issuer or such Significant Subsidiary, as the case may be, or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or admits in writing its inability generally to pay its debts as they become due.

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7.4	Proceedings

There shall have been the entry by a court of competent jurisdiction of (a) a decree or order for relief in respect of the Issuer or any of its Significant Subsidiaries in an involuntary case or proceeding under Title 11 of the United States Code or any similar federal or state law for the relief of debtors or (b) a decree or order adjudging the Issuer or any of its Significant Subsidiaries bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer or such Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or such Significant Subsidiary or any substantial part of its property, or ordering the wind up or liquidation of affairs of the Issuer or such Significant Subsidiary, and any such decree or order for relief shall continue to be in effect, or any such other decree or order shall be unstayed and in effect, for a period of 60 consecutive days.

7.5	Cross default

An event of default by the Issuer or any subsidiary of the Issuer with respect to:

(a)	the Convertible Notes or the Senior Secured Notes; provided that such Event of Default shall be automatically annulled if the event of default triggering such Event of Default is remedied or cured, or waived by the holders of the Convertible Notes or the Senior Secured Notes, as the case may be, and so long as (i) the Issuer has paid any overdue interest on the Notes, all principal of the Notes that is due and payable and is unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) any such overdue interest in respect of the Notes at the Default Rate, (ii) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived and (iii) no judgment or decree has been entered for the payment of any monies due pursuant hereto; or

(b)	any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed of the Issuer and/or any subsidiary of the Issuer, whether such indebtedness now exists or shall hereafter be created either (i) resulting in such indebtedness becoming or being declared due and payable, or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration or otherwise (and, in the case of this clause (ii), if such Default is not cured or waived within 30 calendar days), and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness or the maturity of which has been so accelerated, aggregates U.S.$30 million or more.

7.6	Enforcement Proceedings

Final judgment or judgments in the aggregate for the payment of U.S.$30 million or more (excluding any amounts covered by insurance) rendered against the Issuer or any of its Significant Subsidiaries, which judgment is not discharged or stayed within 60 days after (a) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (b) the date on which all rights to appeal have been extinguished.

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8.	ACCELERATION

8.1	Acceleration Event

If an Event of Default with respect to the Issuer described in Condition 7.3 or 7.4 has occurred, the Notes (including unpaid principal, interest and other amounts owing under the Notes) shall automatically become immediately due and payable (an “Acceleration”).

8.2	Notice of Acceleration

Upon the occurrence and during the continuance of any Event of Default other than an Event of Default described in Condition 7.3 or 7.4, the holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding may at any time at their option, by notice or notices to the Issuer, declare an Acceleration with respect to the Notes.

9.	REMEDIES

9.1	Notes payable forthwith

Upon the Notes becoming due and payable under Condition 8, whether automatically or by declaration, the Notes will forthwith mature and the entire unpaid principal amount of the Notes, plus all accrued and unpaid interest thereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

9.2	Noteholders’ right to action

If an Event of Default has occurred and is continuing, and irrespective of whether the Notes have become or have been declared immediately due and payable under Condition 8, any Noteholder may proceed to protect and enforce the rights of such Noteholder by an action at law, suit in equity or other appropriate proceeding or in aid of the exercise of any power granted hereby or thereby or by law or otherwise

9.3	Notice of recission

At any time after the Notes have been declared due and payable pursuant to Condition 8.2, the holders of not less than a majority of the aggregate principal amount of the Notes at the time outstanding, by written notice to the Issuer, may rescind and annul any such declaration and its consequences if (a) the Issuer has paid all overdue interest on the Notes, all principal of the Notes that is due and payable and is unpaid other than by reason of such declaration, and all interest on such overdue principal and (to the extent permitted by applicable law) any such overdue interest in respect of the Notes at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto. No rescission and annulment under this Condition 9.3 will extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

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9.4	Unconditional Right of Noteholders to receive Principal and Interest

Notwithstanding any other provision herein, each Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on the Notes on the Final Maturity Date and to institute suit for the enforcement of any such payment.

10.	OTHER PROVISIONS UPON A DEFAULT

10.1	Statement by Officers as to Default

The Issuer shall deliver to the Noteholders, within 14 calendar days of becoming aware of any Default or any Event of Default under the Notes, a certificate, signed by (a) the Chief Executive Officer, the President or any Vice President and (b) the Chief Financial Officer, Controller, Treasurer or Assistant Treasurer (and one of the officers signing such certificate shall be the principal executive, financial or accounting officer of the Issuer), specifying with particularity such Default or Event of Default and further stating what action the Issuer has taken, is taking or proposes to take with respect thereto. By acceptance of the Notes, each Noteholder agrees to keep, and to procure that its Affiliates and representatives keep, confidential any and all confidential information about the Issuer received or obtained in such certificate (including, without limitation, proprietary information, trade secrets, competitively sensitive information, acquisition, divestiture and other strategic information, in each case to the extent such information is not publicly known or available other than as a result of disclosure in breach of such Noteholder’s confidentiality obligations set forth herein or otherwise owing to the Issuer); provided, that the foregoing restriction will not prohibit such Noteholder from using such information to assist such Noteholder in determining whether to exercise any of its rights set forth in this clause 10.1 or in determining to take any other action with respect to its ownership of the Notes.

10.2	Expenses

After the occurrence of an Event of Default, the Issuer will pay (a) the reasonable costs and expenses (including reasonable attorneys’ fees of a single special counsel and, if reasonably required, local counsel, but not more than a single counsel in any relevant jurisdiction) incurred by the Noteholder in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Notes, and (b) the reasonable costs and expenses (including reasonable attorneys’ fees of a single special counsel and, if reasonably required, local counsel, but not more than a single counsel in any relevant jurisdiction and reasonable financial advisors’ fees) incurred by the Noteholder in connection with the insolvency or bankruptcy of the Issuer or any subsidiary of the Issuer or in connection with any work-out or restructuring of the Issuer. The obligations of the Issuer under this clause 10.2 will survive the payment or transfer of the Notes, and the enforcement, amendment or waiver of any provision of the Notes.

11.	DEFINITIONS

For purposes of the Notes, the following terms shall have the following respective meanings:

“Affiliate” of a person means any corporation or other business entity controlled by, controlling or under common control with such person.

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“Change of Control” shall have the meaning assigned to such term the Senior Secured Notes Indenture as in effect on the date hereof, provided that a transaction that results in beneficial ownership by Russian Standard Corporation (or any successor entity) and its Affiliates of more than 50% of the Voting Securities of the Issuer will not constitute a “Change of Control” under the Notes.

“Control” (including the correlative terms “Controlling”, “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Convertible Notes” means the 3.00% Convertible Senior Notes due 2013 issued by the Issuer.

“Default” means any event that is, or after notice or lapse of time or both would become, an Event of Default.

“Original Holder” means Russian Standard Corporation.

“Person” means any individual, corporation, company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

“Senior Secured Notes” means the 9.125% Senior Secured Notes due 2016 and the 8.875% Senior Secured Notes due 2016 issued by CEDC Finance Corporation International, Inc.

“Senior Secured Notes Indenture” means the indenture governing the Senior Secured Notes, as in effect from time to time.

“Voting Securities” means any and all shares of capital stock of the Issuer and securities issued in respect thereof that are entitled to vote generally in the election of directors of the Issuer.

12.	REPLACEMENT OF NOTES

If any Note is lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of the Fiscal Agent, subject to all applicable laws and other relevant authority requirements, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer may reasonably require. Mutilated or defaced Notes must be surrendered before replacements will be issued.

13.	AMENDMENT

13.1

The Notes may be amended, and the observance of any term of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Issuer as set forth and any holder or holders of not less than a majority of the aggregate principal amount of Notes at the time outstanding, except that no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (a) subject to the provisions of Conditions 8 or 9 relating to acceleration and rescission, change the

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amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest on, the Notes, (b) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, (c) amend any of Condition 7.1, Condition 8 or Condition 9, or this Condition 13, or (d) make any Note payable in money other than that stated herein.

13.2	The Issuer will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Condition 13 to each Noteholder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Noteholders. The Issuer shall not, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any Noteholder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Notes unless such consideration is offered to be paid and is paid to all Noteholders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement, other than any Noteholder who waives the right to receive all or any part of such consideration.

13.3	Any amendment or waiver consented to as provided in this Condition 13 applies equally to all Noteholders affected thereby and is binding upon them and upon each future Noteholder and upon the Issuer without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right arising therefrom.

13.4	Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under the Notes, or have directed the taking of any action provided in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Issuer or any subsidiary of the Issuer shall be deemed not to be outstanding.

13.5	No Implied Noteholder Waiver; Remedies Cumulative

No failure or delay on the part of the Noteholder in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to and not exclusive of, any rights or remedies otherwise available.

13.6	Issuer Waivers

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law that would prohibit or forgive the Issuer from paying all or any portion of the principal of and/or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force.

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14.	FURTHER ISSUES

The Issuer may from time to time without the consent of the Noteholders create and issue further securities either having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest on them) and so that such further issue shall be consolidated and form a single series with the outstanding securities of any series (including the Notes) or upon such terms as the Issuer may determine at the time of their issue. References in these Conditions to the Notes include (unless the context requires otherwise) any other securities issued pursuant to this Condition and forming a single series with the Notes.

15.	NOTICES

All notices to Noteholders shall be mailed by registered mail or by private courier to them at their respective addresses appearing in the Register and shall be deemed to have been given on the fourth day (excluding Saturday and Sunday) after the date of mailing.

16.	GOVERNING LAW

16.1	Governing Law

THE FISCAL AGENCY AGREEMENT AND THE NOTES AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH THEM SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

16.2	Jurisdiction

EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COMPETENT COURTS OF THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

16.3	Waiver of Jury Trial; No Set-Off

TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, THE ISSUER (BY ITS EXECUTION HEREOF) AND EACH NOTEHOLDER (BY ITS ACCEPTANCE OF THE NOTES) WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION ARISING OUT OF OR BASED UPON OR RELATING TO THE NOTES, WHETHER NOW EXISTING OR HEREAFTER ARISING. ALL PAYMENTS HEREUNDER SHALL BE MADE WITHOUT ANY DEDUCTIONS WHATSOEVER, INCLUDING DEDUCTION FOR SET-OFF, COUNTERCLAIM, OR RECOUPMENT.

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17.	ASSIGNABILITY

The Notes shall bind and inure to the benefit of the Issuer and the Noteholders and their respective successors and assigns; provided, however, that (a) the obligations of the Issuer hereunder may not be transferred or assigned except with the prior written consent of the Noteholders and (b) the Noteholders may not transfer or assign the Notes except in compliance with federal and state, and applicable foreign, securities laws.

18.	TAX FORMS

Each Noteholder agrees to provide the Fiscal Agent with a correct, properly completed and executed U.S. Internal Revenue Service Form (a) upon the original issuance of the Notes (in the case a Noteholder acquiring Notes upon such an issuance), (b) promptly upon becoming a Noteholder (in the case of a Noteholder not covered by preceding clause (a)), (c) promptly upon any reasonable demand by the Fiscal Agent, and (d) promptly upon learning that any form or other document previously provided by such Noteholder has become obsolete or incorrect.

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SCHEDULE 4

FORM OF TRANSFER CERTIFICATE

CENTRAL EUROPEAN DISTRIBUTION CORPORATION (the “Issuer”)

[Up to U.S.$107,500,000] Senior Notes due 2016

(the “Notes”)

Reference is hereby made to the Fiscal Agency Agreement (the “Agency Agreement”) dated [—] 2012 between the Issuer and the other parties named therein. Capitalised terms used but not defined herein shall have the meanings given to them in the Agency Agreement.

This letter relates to U.S.$[—] principal amount of Notes which are held in the form of an interest in the Notes evidenced by the Global Note (ISIN No. [—]) with Euroclear in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer or exchange of such Notes for individual definitive Note certificates registered in the name of [insert name of transferee].

In connection with any such transfer of any of the Notes occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Issuer or any Affiliate of the Issuer, the undersigned confirms that such Notes are being transferred in accordance with the transfer restrictions set forth in such Notes:

CHECK ONE BOX BELOW

(1)	☐	to the Issuer; or

(2)	☐	to the Registrar for registration in the name of the Noteholder, without transfer; or

(3)	☐	pursuant to an effective registration statement under the Securities Act; or

(4)	☐	to a “qualified institutional buyer” (as defined in Rule 144A under the U.S. Securities Act of 1933 (the “Securities Act”)) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

(5)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 903 under the Securities Act and such Note shall be held immediately after the transfer through Euroclear until the expiration of the 40-day restricted period (as described in Regulation S); or

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(6)	☐	outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act and such Note shall be held immediately after the transfer through Euroclear until the expiration of the 40-day restricted period (as described in Regulation S); or

(7)	☐	pursuant to Rule 144 under the Securities Act or another available exemption from registration.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered holder thereof; provided, however, that if box (7) is checked, the Registrar may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Registrar or the Issuer has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

[Name of Transferor]

By:

Authorised Signature

[Date]

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SCHEDULE 5

REGULATIONS CONCERNING THE TRANSFER

AND REGISTRATION OF THE NOTES

1.	Each Note shall be in the minimum denomination of U.S.$150,000 and integral multiples of U.S.$1,000 in excess thereof. Note Certificates, each evidencing entitlement to one or more Notes, shall be issued in accordance with the Terms and Conditions of the Notes (the “Conditions”).

2.	The Notes are transferable by execution of the form of transfer on each Note Certificate endorsed under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of its duly authorised officer or officers. In this Schedule “transferor” shall where the context permits or requires include joint transferors and be construed accordingly.

3.	The Note Certificate issued in respect of the Notes to be transferred must be delivered for registration to the office of a Paying and Transfer Agent accompanied by such other evidence (including, in connection with transfers made pursuant to certain securities law exemptions identified in the restrictive legend on the Notes, certificates and legal opinions) as such Paying and Transfer Agent may reasonably require to prove the title of the transferor or his right to transfer the relevant Notes and his identity and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so. The signature of the person effecting a transfer of a Note shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Agent may require.

4.	The executors or administrators of a deceased holder of the Notes (not being one of several joint holders) and in the case of the death of one or more of joint holders the survivor or survivors of such joint holders shall be the only persons recognised by the Issuer as having any title to such Notes.

5.	Any person becoming entitled to the Notes in consequence of the death or bankruptcy of the holder of such Notes may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Paying and Transfer Agent shall require (including certificates and legal opinions), be registered himself as the holder of such Notes or, subject to the preceding paragraphs as to transfer, may transfer such Notes. The Issuer and the Agents may retain any amount payable upon the Notes to which any person is so entitled until such person shall be so registered or shall duly transfer the Notes.

6.	Unless otherwise requested by him and agreed by the Issuer, a holder of the Notes shall be entitled to receive only one Note Certificate in respect of his holding.

7.	The joint holders of a Note shall be entitled to one Note Certificate only in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the Register in respect of the joint holding.

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8.	The Issuer and the Paying and Transfer Agents shall make no charge to the holders for the registration of any holding of the Notes or any transfer of the Notes or for the issue of any Note Certificates or for the delivery of Note Certificates at the specified office of the Agent to whom the request for registration, transfer or delivery was delivered or by uninsured post to the address specified by the holder. If any holder entitled to receive a Note Certificate wishes to have it delivered to him otherwise than at the specified office of such Agent, such delivery shall be made upon his written request to such Agent, at his risk and (except where sent by uninsured post to the address specified by the holder) at his expense.

9.	Each Paying and Transfer Agent will within three business days (as defined in Condition 4.4) of receipt of a request to effect a transfer of a Note (or within 5 business days if the transfer is of a Note evidenced by the Global Note) deliver at its specified office to the transferee or despatch by mail (at the risk of the transferee) to such address as the transferee may request, a new Note Certificate in respect of the Notes transferred. In the case of a transfer of fewer than all the Notes in respect of which a Note Certificate is issued, a new Note Certificate in respect of the Notes not transferred will be so delivered to the holder to its address appearing on the Register.

10.	Unless there is delivered to a Paying and Transfer Agent such satisfactory evidence, which may include an opinion of legal counsel, as may be reasonably required by the Issuer, that neither the Securities Act legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act, in accordance with applicable laws, all Notes or Note Certificates, as the case may be, issued in replacement for or on exchange or transfer of the Notes or Note Certificates, as the case may be, bearing the Securities Act legend, will bear such legend.

11.	Unless and until otherwise determined by the Issuer, in accordance with applicable law, all Notes or Note Certificates, issued in substitution for or on exchange or transfer of the Notes or Note Certificates, as the case may be, that do not bear the Securities Act legend will not bear such legend.

12.	Notwithstanding any other provisions of this Agreement, the Registrar shall register the transfer of any Notes only upon presentation of an executed and duly completed form of transfer substantially in the form set forth in Schedule IV of the form of the Global Note set out in Schedule 2 to the Fiscal Agency Agreement together with any other documents thereby required. Nothing herein shall require the Registrar to register any transfer during a closed period.

13.	The Registrar and the Paying and Transfer Agents may promulgate any other regulations that they may deem necessary for the registration and transfer of the Notes.

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Exhibit D

FORM OF GOVERNANCE AGREEMENT

Exhibit D-1

GOVERNANCE AGREEMENT

BY AND BETWEEN

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

AND

ROUST TRADING LTD.

Dated as of April 23, 2012

THIS GOVERNANCE AGREEMENT (this “Agreement”) is entered into as of April 23, 2012 (the “Effective Date”), by and between Central European Distribution Corporation (the “Company”) and Roust Trading Ltd. (“RTL”).

RECITALS:

WHEREAS, the Company intends to issue and sell, and RTL or an Affiliate of RTL intends to purchase from the Company as an investment in the Company, for an aggregate purchase price of $100,000,000, (i) 5,714,286 shares (the “Initial Shares”) of common stock, $0.01 par value per share, of the Company (the “Common Stock”), at a subscription price of $5.25 per share in cash, and (ii) a debt instrument (the “New Debt”) that will be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme with a face value of $70,000,000, as each transaction is contemplated in a Securities Purchase Agreement, dated the date hereof (the “Securities Purchase Agreement”) between the parties hereto;

WHEREAS, subject to the Company Stockholder Approval and certain other conditions, RTL or an Affiliate of RTL will purchase from the Company an additional 13,333,333 shares plus a number of shares determined by dividing the accrued but unpaid interest on the New Debt at the time of the Second Closing (as defined in the Securities Purchase Agreement) by $5.25 (the “Exchange Shares” and, together with the Initial Shares, the “Shares”) of Common Stock, reflecting a purchase price of $5.25 per share, the proceeds of which will be used by the Company to repurchase and cancel the New Debt; and

WHEREAS, at the Second Closing (as such term is defined in the Securities Purchase Agreement), subject to the terms and conditions set forth in the Securities Purchaser Agreement, RTL or an Affiliate of RTL will purchase from the Company a debt instrument to be issued by the Company that will be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme with a face value of $102,554,000 (the “Rollover Notes”), and the cash proceeds of such purchase will be used by the Company to repurchase the Company’s 3.00% Convertible Senior Notes due 2013 (the “Convertible Notes”) held by the Purchaser or any of its Affiliates with a face value of $102,554,000, at a price equal to such face value amount, plus accrued but unpaid interest thereon;

WHEREAS, at the Second Closing, RTL or an Affiliate of RTL has agreed to provide the Company with the right to put a debt security (that will be cleared through the Depositary Trust Company, Euroclear S.A./N.V. or Clearstream Banking, société anonyme) to be issued by the Company to RTL (the “Backstop Notes”) in exchange for up to $107,500,000.

NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

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ARTICLE I

DEFINITIONS

Section 1.1 Certain Defined Terms

“2016 Senior Secured Notes” means any notes issued under the 2016 Senior Secured Notes Indenture, as amended or extended in accordance herewith and notes issued in exchange therefore in accordance herewith.

“2016 Senior Secured Notes Indenture” means the indenture with respect to the $380,000,000 of 9.125% Senior Secured Notes due 2016 and the €380,000,000 of 8.875% Senior Secured Notes due 2016 issued by CEDC Finance Corporation International, Inc. dated as of December 2, 2009, as amended by the first supplemental indenture dated December 29, 2009 and the second supplemental indenture dated December 8, 2010, as amended or extended in accordance herewith, and any indenture governing notes exchanged for 2016 Senior Secured Notes in accordance herewith.

“Affiliate” of a person means (i) any corporation or other business entity Controlled by, Controlling or under common Control with such person and (ii) any other person proposed by RTL to be deemed to be an Affiliate hereunder to which the Company consents in writing, in each of clause (i) and (ii) above, where such Affiliate agrees to be bound by the provisions of this Agreement by executing and agreeing to an assumption agreement reasonably acceptable to the parties hereto.

“Board” means the Board of Directors of the Company.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in New York City, USA, Warsaw, Poland, or Moscow, Russia, are authorized or required by Law or other governmental action to close.

“Breach” is defined in Section 2.10(a).

“Bylaws” means the Bylaws of the Company as in effect on the Effective Date, as they may be amended, supplemented or otherwise modified from time to time in accordance with their terms, the terms of the Certificate of Incorporation and the terms of this Agreement.

“Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of the Company, as in effect on the Effective Date, as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms and the terms of this Agreement.

“Common Stock” means any and all classes of the Company’s common stock as authorized pursuant to the Certificate of Incorporation.

“Company” is defined in the preamble.

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“Company Stockholder Approval” means the approval by the affirmative vote of the holders of a majority of shares of Common Stock present or represented by proxy at the Stockholders Meeting (other than the Initial Shares, which shares of Common Stock shall not be entitled to vote on such matter and not be considered present or represented by proxy at the Stockholders Meeting for the purposes of this vote) of the issuance of the Exchange Shares and any other shares of Common Stock potentially issuable pursuant to this Agreement or the other Operative Agreements as required by NASDAQ Rules.

“Competitive Business Information” means competitively sensitive information relating to marketing plans or marketing budgets relating to the Company’s export business (it being agreed that marketing plans or marketing budgets relating to the Company’s business in Russia does not constitute Competitive Business Information).

“Conflicted Director” means any Director who is (or has been in the 6 months prior to his/her nomination as a director) an employee of, or consultant to, Roust Trading (Cyprus) Limited (UK Branch) and its Subsidiaries with direct responsibility for, or where the scope of consulting services directly relate to, Roust Trading (Cyprus) Limited (UK Branch)’s and its Subsidiaries’ export business, provided, however, that Mr. Roustam Tariko will not be considered a Conflicted Director.

“Control” (including the correlative terms “Controlling”, “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Director” means any member of the Board.

“Equity Incentive Plans” has the meaning specified in Section 3.1(b)(i) below.

“Equity Securities” means any class of capital stock of, or other profit or voting interests in, the Company and all securities convertible into or rights to purchase capital stock of such interests in the Company, if any, including any Equity Security Equivalent (as defined below) and any and all other equity securities of the Company or securities convertible into or exchangeable for such securities or issued as a distribution with respect to or in exchange for such securities.

“Equity Security Equivalent” means any option, warrant, right or similar security or right exercisable into, exchangeable for, or convertible into Equity Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Debt Amount” means the sum of the aggregate principal amount of the New Debt, Rollover Notes and Backstop Notes; provided, that to the extent that any such debt instrument is not outstanding at the time of the relevant calculation of the Debt Amount, such debt instrument shall not be included in the calculation of Debt Amount.

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“Governmental Authority” means any (i) nation, state, county, city, town, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, or other government; (iii) governmental or quasi-governmental authority of any nature; or (iv) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing power or authority of any nature.

“Indebtedness” means without duplication, (i) all outstanding debt (including short-term and long-term debt but not including trade payables in respect of goods or services purchased in the ordinary course of business) for borrowed money; (ii) all obligations evidenced by a note, bond, debenture or similar instrument; (iii) all capital lease obligations (as determined under GAAP); (iv) the deferred purchase price of property or services due more than six months after such property is acquired or services fully rendered, except trade payables in respect of goods or services purchased in the ordinary course of business; (v) obligations in respect of letters of credit, banker’s acceptances, bank guarantees and similar instruments (other than those issued in respect of (A) taxes owed to Governmental Authorities or (B) arrangements with suppliers of the Company or any of its Subsidiaries, in the case of each of clause (A) and (B), in the ordinary course of business); (vi) the net obligations under interest rate protection agreements, swap agreements and call agreements; (vii) guarantees of Indebtedness of the type described in clauses (i) through (vi) (other than guarantees in respect of (A) taxes owed to Governmental Authorities or (B) arrangements with suppliers of the Company or any of its Subsidiaries, in the case of each of clause (A) and (B), in the ordinary course of business) and (viii) all obligations in respect of unpaid interest owing on or in respect of any such Indebtedness described in clauses (i) and (ii) above.

“Independent” means any Person meeting the independence requirements of NASDAQ Rule 5605(a)(2) with respect to the Company.

“Law” means any applicable foreign or domestic, federal, state or local, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or requirement of any Governmental Authority or any arbitration tribunal.

“NASDAQ” means the NASDAQ Stock Market.

“NASDAQ Rules” means the NASDAQ Listing Rules.

“Operative Agreements” means the Securities Purchase Agreement, the agreements with respect to the New Debt, the Rollover Notes and the Backstop Notes, and the Registration Rights Agreement, together with this Agreement.

“person” or “Person” means an individual, corporation, partnership, limited partnership, limited liability company, syndicate, person (including a “person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or Government Authority.

“Roust Assets” means certain distribution rights of Roust, Inc. that may be agreed between the Company and RTL.

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“RTL Director” means any Director nominated by RTL pursuant to Section 2.1(a).

“RTL Nominee” means any Person designated by RTL to be nominated to the Board pursuant to Section 2.1(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Executive Management of the Company” means the chief executive officer, the chief financial officer, the chief operations officer and the director of investor relations of the Company.

“Senior Russian Management Team” means the Chief Executive Officer, Chief Operating Officer, and Chief Marketing Officer of the Russian Alcohol Group and the Chief Executive Officer of the Whitehall Group, and any analogous successor position in the event of a reorganization of the Company leading to the elimination of these positions.

“Stockholders Meeting” means a meeting of the stockholders of the Company.

“Subsidiary” of any entity means any other entity in which such first entity owns or Controls, directly or indirectly, an amount of the voting securities, other voting interests or voting partnership interests sufficient to elect at least a majority of such other entity’s board of directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of such other entity).

“Superior Proposal” has the meaning set forth in the Securities Purchase Agreement.

“Transfer” (and the correlative term “Transferred”) means to directly or indirectly transfer, sell, encumber, hypothecate, assign or otherwise dispose of any New Debt, Rollover Notes or Backstop Notes to any Person that is not an Affiliate of RTL; provided, that in no event shall a Transfer occur as a result of (i) the Company or any of its Subsidiaries repaying, prepaying, repurchasing or taking any similar action with respect to the New Debt, Rollover Notes or Backstop Notes and (ii) RTL or any of its Affiliates exercising any rights of participation under this Agreement by paying for any Equity Security thereunder by redeeming or exchanging New Debt, Rollover Notes or Backstop Notes.

“Voting Securities” means any and all shares of capital stock of the Company and securities issued in respect thereof that are entitled to vote generally in the election of Directors, including the Common Stock.

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ARTICLE II

CORPORATE GOVERNANCE

Section 2.1 Board Representation

(a) From and after the Effective Date, RTL shall have the right to designate one or more individuals as Directors, and the Company shall ensure that, at all times when RTL has the right to designate one or more Directors pursuant to this Agreement, any slate of nominees recommended by the Board includes the following individuals:

(i) for so long as RTL and its Affiliates hold a minimum of 9.0% of the Voting Securities, one nominee designated by RTL; and

(ii) for so long as RTL and its Affiliates hold a minimum of 15.0% of the Voting Securities, two nominees designated by RTL; and

(iii) for so long as RTL and its Affiliates hold a minimum of 24.9% of the Voting Securities, three nominees designated by RTL;

provided that, (x) for so long as RTL shall be entitled to designate three nominees under Section 2.1(a)(iii) above, at least one RTL Director must be Independent and (y) if RTL fails to designate a nominee to serve as a member of the Board pursuant to this Section 2.1(a) prior to the 45th day before the meeting of stockholders to elect Directors, the RTL Director previously holding such directorship shall be deemed the RTL Nominee unless no such RTL Director has otherwise previously been appointed to serve as a Director, in which case the Board shall be free to nominate such Director at its discretion. RTL hereby designates Alessandro Picchi as the initial RTL Nominee, and the Company shall cause such RTL Nominee to be appointed to the Board, effective immediately. No less than five (5) Business Days prior to the Initial Closing (as defined in the Securities Purchase Agreement), RTL will notify the Company of its proposed nominee that will be appointed to the Board at the Initial Closing pursuant to Section 2.1(a)(ii) above, and the Company shall evaluate such nominee in accordance with the standards set forth in Section 2.1(b) below. Until termination of this Section 2.1(a), the Company will cause the size of the Board not to exceed ten (10) Directors without obtaining the prior written consent of RTL.

(b) RTL shall exercise its right to designate any RTL Director set forth in Section 2.1(a) above by submitting the names of any proposed candidates to the Nominating and Corporate Governance Committee of the Board. The Nominating and Corporate Governance Committee of the Board may only reject a candidate proposed by

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RTL if such candidate is manifestly unsuitable to serve as a Director by reason of prior criminal or civil misconduct or demonstrable lack of qualification. Upon exercise of the right to designate any RTL Director set forth in Section 2.1(a) and approval of the nominee by the Nominating and Corporate Governance Committee of the Board, the Board shall, as needed and subject to the last sentence of Section 2.1(a) above, promptly increase the size of the Board to create the number of vacancies necessary to appoint and elect such RTL Director(s), and upon creation of such vacancy or vacancies, to appoint and elect such RTL Director(s) pursuant to the applicable provisions of the Certificate of Incorporation and Bylaws. At each annual or special meeting of the stockholders of the Company at which Directors are to be elected, the Company will include in the slate of nominees recommended by the Board and the Nominating and Corporate Governance Committee of the Board and in the Company’s proxy statement or notice of such meeting all of the RTL Directors designated pursuant to Section 2.1(a) and approved by the Nominating and Corporate Governance Committee of the Board, and both the Company and RTL shall use their respective reasonable best efforts to cause, and RTL shall vote all of its Voting Securities then owned or held in favor of, the election to the Board of each of those nominees recommended by the Board, which shall include those RTL Nominees to be elected as RTL Directors as provided in this Agreement.

(c) To the extent permitted by Law (including under the NASDAQ Rules, the Securities Act and the Exchange Act), at least one RTL Director will be appointed as a member of each committee of the Board (including without limitation any ad hoc committee of the Board). If there is only one RTL Director, RTL and the Company will discuss in good faith appropriate committee representation (it being understood that such RTL Director will be entitled to serve on each committee to the extent desired by RTL and to the extent permitted by Law (including under the NASDAQ Rules, the Securities Act and the Exchange Act)).

(d) If a vacancy is created at any time by the death, disability, retirement, resignation or removal (with or without cause) of any Director who is a RTL Director, then the Company, the Board and RTL will take all actions necessary to cause the vacancy to be filled as soon as practicable by a new RTL Director who is nominated in the manner specified in this Section 2.1.

(e) If RTL ceases to have the right to nominate one or more Directors in accordance with this Section 2.1, then RTL shall use its reasonable best efforts to cause the removal or resignation of the applicable number of RTL Directors at the earliest possible time.

(f) Upon the written request of any RTL Director, the Company will promptly execute and deliver to such RTL Director an indemnification agreement either, at the election of the RTL Director, (i) in the form of the Company’s current form of director indemnification agreement (or a modified version of such form proposed by the Company that is no less favorable to the RTL Director) or (ii) in a form entered into between any other Director and the Company that is no less favorable to the Director than the Company’s current form.

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Section 2.2 Conflicts of Interest; Treatment of Competitive Business Information; Waiver of Corporate Opportunity

(a) RTL agrees to procure that any RTL Director who is an employee of RTL or any Affiliate of RTL shall comply with the Company’s policies on the treatment of confidential information by Directors to the extent such policies are generally applicable to the Company’s Directors. If a Conflicted Director is then serving as a Director, to the maximum extent possible and without limiting the availability of Competitive Business Information to Directors who are not Conflicted Directors, the Company shall present the operating and other financial results of the Company to the Board in a format that will allow, without revealing Competitive Business Information, all Directors, including Conflicted Directors, to evaluate the performance of the Company and its prospects. If a Conflicted Director is then serving as a Director, to the extent Competitive Business Information is presented to the Board, Conflicted Directors shall not be entitled to receive such information. Each RTL Director who is not a Conflicted Director shall be entitled to receive such information, and the Company shall, as a general matter, make information available to Directors who are not Conflicted Directors, including Competitive Business Information, in a manner consistent with past practice. The Board may form a committee of Directors to receive, consider and discuss Competitive Business Information, provided that each RTL Director who is not a Conflicted Director is appointed to such committee and such committee is not empowered to approve any action, but only to make recommendations to the Board with respect to actions to be taken (with any such recommendations to avoid disclosure of Competitive Business Information to a Conflicted Director).

(b) Subject to Section 2.8 below, with it being the intention of the parties hereto that Section 2.8 fully regulates the obligations of RTL, any Affiliate of RTL and any RTL Director with respect to corporate opportunities:

(i) To the fullest extent permitted by Law, the doctrine of corporate opportunity and any analogous doctrine shall not apply to RTL, any RTL Director and any Affiliate of RTL or any RTL Director;

(ii) To the fullest extent permitted by Law, the Company, on behalf of itself and its Subsidiaries, renounces any interest or expectancy of the Company or any of its Subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to RTL, any RTL Director or any Affiliate of RTL or any RTL Director; and

(iii) RTL, each RTL Director and any Affiliate of RTL or any RTL Director who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Company or any of its Subsidiaries shall not (A) have any duty to communicate or offer such opportunity to the Company or any of its Subsidiaries and (B) to the fullest extent permitted by Law, shall not be liable to the Company or any of its Subsidiaries or to the stockholders of the

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Company for breach of any fiduciary or other duty by reason of the fact that RTL or any RTL Director pursues or acquires for, or directs such opportunity to, itself or another Person or does not communicate such opportunity or information to the Company or any of its Subsidiaries.

Section 2.3 Compliance with Laws

RTL will not nominate any Person as a RTL Nominee if the participation of that Person on the Board would violate any Law, including any antitrust Law; provided that this provision will not serve as a basis for contractual damages against RTL so long as RTL acted in good faith in its nomination of such RTL Nominee. In the event that the continued service of any RTL Director on the Board would violate any Law, including any antitrust Law, RTL will use its reasonable best efforts to assist the Board in removing such RTL Director and nominating a replacement director if necessary and will not vote in favor of such removed RTL Director at any annual or special meeting of the Company’s stockholders.

Section 2.4 Appointment of Senior Russian Management Team

(a) Upon and after the Second Closing Date (as defined under the Securities Purchase Agreement) and for so long as RTL and its Affiliates hold at least 20.0% of the Voting Securities, the Company shall not make any changes to the Senior Russian Management Team or material amendments to such individuals’ responsibilities or compensation arrangements, other than with the written consent of RTL in compliance with this Section 2.4.

(b) With respect to any changes to the Senior Russian Management Team to be proposed by RTL, RTL shall notify the Company of any changes it proposes. Upon receipt of such notice, the Company shall consider any changes proposed by RTL. If the Company accepts any such changes, the relevant member(s) of the Senior Russian Management Team shall be changed accordingly. If the Company does not accept such changes, the existing member(s) of the Senior Russian Management Team shall remain in office.

(c) With respect to any members of the Senior Russian Management Team that the Company may seek to terminate or otherwise remove, the Company shall notify RTL in advance and give RTL an opportunity to consider the person being so terminated or removed and the Company’s suggested replacement. If RTL does not agree with the suggested removal and replacement, then the existing member of the Senior Russian Management Team shall remain in office.

(d) With respect to any vacancies among the Senior Russian Management Team caused by the resignation of a member of the Senior Russian Management Team, RTL and the Company shall select members of the Senior Russian Management Team as follows:

(i) the Company shall identify and present a candidate to RTL for any vacancy;

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(ii) the Company and RTL shall consider the candidate proposed pursuant to Section 2.4(d)(i);

(iii) if the Company and RTL fail to agree on a mutually acceptable candidate following such consideration under Section 2.4(d)(ii), then the Company and RTL shall each propose one (1) candidate for such vacancy;

(iv) the Company and RTL shall consider the candidate proposed by the other pursuant to Section 2.4(iii);

(v) if the Company and RTL fail to agree on a mutually acceptable candidate following such consideration under Section 2.4(d)(iv), then the candidate recommended by the Board from among the two candidates proposed by the Company and RTL under Section 2.4(d)(iii) shall be deemed the mutually agreed candidate and shall be appointed to the relevant position on the Senior Russian Management Team.

(e) With respect to any bona fide candidates proposed in good faith by the Company but rejected by RTL under Section 2.4(d) above or members of the Senior Russian Management Team proposed for replacement by RTL under Section 2.4(b), RTL and its Affiliates shall not hire or otherwise arrange or agree to the hiring of such individuals without the Company’s written consent for a period of twelve (12) months following such rejection.

(f) If the Second Closing does not occur under the Securities Purchase Agreement, RTL shall have no rights under this Agreement to agree the Senior Russian Management Team under this Section 2.4.

(g) For the purposes of this Section 2.4, a material amendment to a compensation arrangement occurs where the amended compensation arrangement deviates by more than 25% from the individual’s existing arrangements.

Section 2.5 Veto Rights

Upon and after the Effective Date:

(a) The Company shall not, and shall cause its Subsidiaries not to, except as expressly required by the terms of this Agreement or any other Operative Agreement, do or propose or agree to, directly or indirectly, do any of the following without the prior written consent or direction of RTL:

(i) increase the size of the Board;

(ii) conduct any non-ordinary course business restructuring, spin-off or split-off transaction or other type of corporate reorganization, whether done in a single step or series of related steps, involving assets with book or fair market value in excess of $35 million

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(when aggregated with the book or fair market value of any other non-ordinary course business restructuring, spin-off or split-off transactions or other type of corporate reorganization), or any non-ordinary course debt restructuring (including but not limited to any material amendment to any material Indebtedness of the Company); provided that, if the Roust Assets have not been assigned or otherwise transferred to the Company by December 31, 2012, the Company shall have the right to effect a merger or other similar business combination of its significant Russian subsidiaries; and, provided further, that beginning March 14, 2014 and thereafter, the Company will be free to (x) amend the terms and extend the maturity of the 2016 Senior Secured Notes (including by way of exchange of the 2016 Senior Secured Notes), provided, that any such amended or extended terms are not materially less favorable from the perspective of the holders of the Rollover Notes or the Backstop Notes than the terms in effect on the Effective Date, and (y) refinance by way of a loan or debt issue the 2016 Senior Secured Notes so long as in connection with any such refinancing the Rollover Notes and Backstop Notes are repaid in full;

(iii) merge with or into, consolidate with or enter into any strategic partnership with any other Person, or enter into any series of such transactions, involving aggregate transaction values in excess of $35 million;

(iv) acquire any business or brand, or make any acquisitions of or investments in securities of another business, in excess of an aggregate amount of $35 million (as measured by fair market value);

(v) sell or encumber (subject to the second to last sentence of Section 2.5(c)):

(1) any of the Company’s or any of its Subsidiaries’ properties or tangible assets in excess of $10 million individually or in excess of $25 million in the aggregate (in both such cases, as measured by book or fair market value); provided, that (i) the Company cannot sell any properties or tangible assets under the thresholds set forth above in this clause (1) unless the Company first offers RTL the right to purchase such properties or tangible assets on equal terms and (ii) a production or operational facility that is material to a brand that is permitted to be sold pursuant to Section 2.5(a)(v)(2) below (and not material to a brand that is not being sold) may be sold even if the value of such facility or assets exceeds these limits (it being agreed that, for purposes of this Section 2.5(a)(v)(1), a facility will be deemed material to a brand if 70% of its operations, as measured by aggregate production volume, is devoted to such brand); and

(2) any of the Company’s or any of its Subsidiaries’ intangible assets that are material to their businesses or any

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immaterial assets to their businesses in excess of $35 million in the aggregate (as measured by book or fair market value); provided, that (A) it is agreed that the following brands are material to the businesses of the Company and its Subsidiaries and therefore cannot be sold or encumbered without RTL’s consent: Żubrówka, Soplica, Absolwent, Bols, Green Mark, Parliament, Zhuravli, Talka, Silver Blend, Kauffman, Marusia and Royal Vodka; and (B) the Company or any of its Subsidiaries shall be permitted to undertake disposals of intangible immaterial assets (other than those intangible assets described in clause (A) above, which are material for purposes of this Agreement) without prior approval from RTL only if (I) the Company offers RTL the right to purchase such intangible assets on equal terms on all such disposals and (II) proceeds from such disposals are utilized to repay Indebtedness of the Company in the following manner:

(A) for so long as the 2016 Senior Secured Notes are outstanding the Company shall utilize all Net Proceeds (as defined in the 2016 Senior Secured Notes Indenture) from such disposals of intangible assets (i) to make an Asset Sale Offer (as defined in the 2016 Senior Secured Notes indenture) as and when contemplated by the 2016 Senior Secured Notes Indenture and/or (ii) to the extent not prohibited by the terms of the 2016 Senior Secured Notes, the New Debt, the Rollover Notes or the Backstop Notes, to repay part or all of the New Debt (if the Securities Purchase Agreement has been terminated prior to the Second Closing Date (as defined in the Securities Purchase Agreement)), the Rollover Notes and the Backstop Notes, in this order of priority, immediately upon receipt, and

(B) if the 2016 Senior Secured Notes are no longer outstanding, and to the extent not prohibited by the terms of the New Debt, the Rollover Notes or the Backstop Notes, the Company shall utilize all proceeds (net of transaction fees) from such disposals of intangible assets to repay part or all of the New Debt (if the Securities Purchase Agreement has been terminated prior to the Second Closing Date (as defined in the Securities Purchase Agreement)), the Rollover Notes and the Backstop Notes, in this order of priority, immediately upon receipt.

Notwithstanding the provisions of Section 2.5(a)(v)(1) and (2) above, should the Company face any short-term liquidity issues, then prior to engaging in an asset disposal or encumbering any asset in order to solve such problems, the Company will approach RTL to explore potential solutions to such problems;

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(vi) issue or sell any shares of Common Stock or any other equity ownership interests (including but not limited to equity-linked securities) in the Company or any of its Subsidiaries in excess of $35 million in the aggregate prior to April 15, 2015, excluding shares sold by or issued to members of the Board and Company officers and/or employees for bona fide compensatory purposes. After April 15, 2015, the Company shall be permitted to make any such issuance or sale without prior approval from RTL in the event that (1) RTL (or an Affiliate thereof designated by RTL) is provided the right to exchange up to 100% of the Backstop Notes and/or the Rollover Notes at an exchange price that is equal to the price at which the new equity is issued in order to avoid dilution; and (2) all proceeds from such issuance or sale are utilized to repay part or all of the Rollover Notes and/or the Backstop Notes, in that order of priority, immediately upon receipt (it being agreed that the Rollover Notes and/or Backstop Notes will not be repaid pursuant to this clause (2) without RTL first being given a reasonable opportunity to exercise its rights under clause (1) above). Notwithstanding the provisions of this Section 2.5(a)(vi) above, if the Company faces any short-term liquidity problems, then prior to issuing equity or any other equity ownership interests (including but not limited to equity-linked securities) in order to solve such problems, the Company will approach RTL to explore potential solutions to such problems;

(vii) provide any equity compensation to Senior Executive Management of the Company in excess of $4 million in the aggregate in any fiscal year including all stock option awards and restricted share awards (valued in accordance with GAAP);

(viii) pay any cash dividends on shares of Equity Securities;

(ix) pay any equity dividends on shares of Equity Securities other than necessary for the purposes of effecting the Company’s stockholder rights plan or other “poison pill” arrangements;

(x) repurchase or cancel the Company’s existing Common Stock, or engage in any other transaction involving Common Stock that will cause RTL and its Affiliates’ to fall within the mandatory tender offer provisions of the Polish Act of 29 July 2005 on Public Offering, Conditions Governing the Introduction of Financial Instruments to Organized Trading, and Public Companies;

(xi) incur an aggregate amount of Indebtedness outside the ordinary course of the Company’s business in excess of $20 million (it being agreed between the Company and RTL that any incurrence used to finance working capital constitutes an ordinary course incurrence), other than (A) Indebtedness issued to RTL and its Affiliates and (B) refinancing Indebtedness in compliance with clause (ii) of this Section 2.5(a);

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(xii) make any capital expenditures which are more than:

(1) to the extent that the amount budgeted for capital expenditures in the annual budget approved by the Board is greater than $10 million, 25% greater (in local currency); and

(2) to the extent that the amount budgeted for capital expenditures in the annual budget approved by the Board is less than $10 million, 50% greater (in local currency),

in each case than such budgeted amounts, excluding any capital expenditures that result from a casualty event or capital expenditures made in response to an emergency; and

(xiii) any amendment to the Certificate of Incorporation or Bylaws that does any of the following:

(1) adversely affects the right of RTL to designate RTL Directors pursuant to Section 2.1 above (including any amendment to Section 6.1 of the Certificate of Incorporation or Section 3.2, 3.3 or 3.8 of the Bylaws or the manner in which the business of the Board is conducted);

(2) changes the method for calling or holding meetings of the Board (including any amendment to Section 3.4 or 3.5 of the Bylaws);

(3) adversely changes the exculpatory or indemnification provisions now existing in the Certificate of Incorporation or the Bylaws for the benefit of the Directors (including Section 6.3 of the Certificate of Incorporation or Article 6 of the Bylaws); or

(4) changes the rights, preferences of privileges of Common Stock existing as of the Effective Date or creates (including by reclassification or otherwise) any new class or series of Equity Securities having terms that frustrates or impairs the rights of RTL set forth in Section 2.1 above or this Section 2.5; provided, that the Company may, subject to Section 2.5(a)(vi) above and Article III below, amend the Certificate of Incorporation to increase its authorized amount of capital stock.

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(b) Notwithstanding the provisions of Section 2.5(a) above and subject to Article III, (i) if Company Stockholder Approval is not obtained, the Company may (A) issue equity or any other equity ownership interests (including but not limited to equity-linked securities) provided that any proceeds from such issue are first used to repay the Convertible Notes (as defined in the Securities Purchase Agreement) and New Debt on a pro rata basis and (B) issue additional Indebtedness provided that the proceeds from such issuances are first utilized to repay the Convertible Notes (as defined in the Securities Purchase Agreement) and New Debt on a pro rata basis, and (ii) the Company may issue equity or any other equity ownership interests (including but not limited to equity-linked securities) and/or additional Indebtedness to the extent necessary, and to the extent the proceeds of such issuance are used, to satisfy in full the Convertible Notes at maturity in the event that pursuant to Section 2.5(e) of the Securities Purchase Agreement RTL elects to waive its rights under Section 2.5(a) with respect to such issuances.

(c) Notwithstanding any provision in Section 2.5(a) to the contrary: (i) no such provision shall or shall be construed to encumber or restrict the ability of any Restricted Subsidiary of the Company to (a) pay dividends or make any other distributions on its Capital Stock to the Company or any of its Restricted Subsidiaries, (b) pay any Indebtedness owed to the Company or any of its Restricted Subsidiaries, (c) make loans or advances to the Company or any of its Restricted Subsidiaries, or (d) sell, lease or transfer any properties or assets to the Company or any of its Restricted Subsidiaries, in each case to the extent that and for so long as such provision would constitute a Default or Event of Default under the 2016 Senior Secured Indenture and (ii) no such provision shall apply with respect to the enforcement of remedies or exercise of rights by any security trustee (or similar agent under secured indebtedness permitted to be incurred in accordance with this Agreement) with respect to any security that is permitted to be granted in accordance with this Agreement (provided that, with respect to any Indebtedness incurred after the date hereof, any provisions related to security are not materially less favorable from the perspective of the holders of the New Debt, the Rollover Notes or the Backstop Notes than the terms of any security documents related to secured indebtedness outstanding on the date hereof). The limitations and restrictions arising under this clause shall apply only as long as the 2016 Senior Secured Indenture and such other security documents are in force (in each case to the extent applicable). In addition, notwithstanding anything in this Section 2.5, the Company and its Subsidiaries shall be permitted to provide security or otherwise encumber assets in connection with any incurrence or refinancing of Indebtedness permitted hereunder; provided, however, that the Company and its Subsidiaries shall not be permitted to provide security or otherwise encumber assets relating to the following brands: Żubrówka, Green Mark and Zhuravli. All capitalized terms relevant to the construction of this clause and defined in the 2016 Senior Secured Indenture shall have the meanings ascribed to them in the 2016 Senior Secured Indenture.

(d) In addition, and notwithstanding the provisions of Section 2.5(a) above, the Company may enter into an acquisition agreement or similar agreement with respect to any Superior Proposal after termination of the Securities Purchase Agreement in accordance with Section 7.1(c).

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(e) For purposes of determining compliance with the U.S. dollar-denominated restriction on the incurrence of Indebtedness expressed in Section 2.5(a)(xi) above, the U.S. dollar equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was incurred, in the case of term Indebtedness, or first committed, in the case of revolving credit Indebtedness; provided that if such Indebtedness is incurred to refinance other Indebtedness denominated in a non-U.S. dollar currency, and such refinancing would cause the applicable U.S. dollar-dominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-dominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced (plus fees, expenses and other reasonable costs associated with such refinancing); provided further, that if and for so long as any such Indebtedness is subject to an agreement or arrangement designed to protect such Person against fluctuations in currency exchange rates with respect to the currency in which such Indebtedness is denominated covering principal and interest on such Indebtedness, the amount of such Indebtedness will be deemed to be the amount of the principal payment required to be made under such agreement or arrangement determined in U.S. dollars in accordance with the first clause of this sentence. Notwithstanding any other provision of this Section 2.5, the maximum amount of Indebtedness that the Company may incur pursuant to this Section 2.5, shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Indebtedness incurred to refinance other Indebtedness, if incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such refinancing Indebtedness is denominated that is in effect on the date of such refinancing.

Section 2.6 Non-Solicitation

(a) To the extent permitted by Law, RTL shall not, and RTL shall use its reasonable best efforts to cause its Affiliates not to, directly or indirectly (i) at all times during the period commencing with the Effective Date and continuing until the termination of this Agreement, solicit for employment or other engagement the employees of the Company or any of its Subsidiaries or otherwise encourage such employees to leave the employ of the Company or any of its Subsidiaries or hire such employees for a period of one year following the termination of their employment with the Company or any of its Subsidiaries and (ii) during such time when RTL and the Company are in discussions about a potential combination of aspects of their respective businesses (but in any event not to exceed one (1) year from the Effective Date), solicit the business of the customers and suppliers of the Company or its Subsidiaries in Russia in a manner that is harmful to the business or operations of the Company or any of its Subsidiaries in Russia or otherwise encourage such customers or suppliers in Russia to cease doing business with, or reduce the amount of business done with, the Company or any of its Subsidiaries (it being agreed that RTL or the Company may at any time, in its sole discretion, notify the other in writing that it is ceasing discussions of such potential business combination and, at such time, the restrictions contained in this clause (ii) shall terminate).

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(b) To the extent permitted by Law, the Company shall not, and the Company shall use its reasonable best efforts to cause its Subsidiaries not to, directly or indirectly (i) at all times during the period commencing with the Effective Date and continuing until the termination of this Agreement, solicit for employment or other engagement the employees of RTL or any of its Affiliates or otherwise encourage such employees to leave the employ of RTL or any of its Affiliates or hire such employees for a period of one-year following the termination of their employment with RTL or any of its Affiliates and (ii) during such time when RTL and the Company are in discussions about a potential combination of aspects of their respective businesses (but in any event not to exceed one (1) year from the Effective Date), solicit the business of the customers and suppliers of RTL or its Affiliates in Russia in a manner that is harmful to the business or operations of RTL or any of its Affiliates in Russia or otherwise encourage such customers or suppliers in Russia to cease doing business with, or reduce the amount of business done with, RTL or any of its Affiliates (it being agreed that RTL or the Company may at any time, in its sole discretion, notify the other in writing that it is ceasing discussions of such potential business combination and, at such time, the restrictions contained in this clause (ii) shall terminate).

Section 2.7 Failure to Fund Backstop Notes

In the event the Company exercises its right to put the Backstop Notes to RTL or an Affiliate thereof in accordance with Section 2.5 of the Securities Purchase Agreement and, upon satisfaction or waiver of the conditions specified in Section 5.5 of the Securities Purchase Agreement, RTL or an Affiliate thereof fails to perform its obligations to fund the required amounts due to the Company (other than a failure to perform resulting from and during a good faith dispute as to whether RTL or any of its Affiliates is obligated to perform its obligations thereunder), RTL shall not be entitled to the benefit of Section 2.4 and Section 2.5 above and shall relinquish all rights in respect thereof.

Section 2.8 RTL Offer of New Opportunities

From and after the Effective Date and until the earlier of such time when (i) RTL and its Affiliates cease to hold any Rollover Notes, Backstop Notes or New Debt and (ii) RTL and its Affiliates own less than 9.0% of the Voting Securities:

(a) RTL shall offer any opportunity presented to it or any of its Affiliates to acquire a business within the spirits sector that has a fair market value in excess of $35 million to the Company in the first instance (subject to Law and confidentiality obligations). In the event the Company does not or chooses not to actively pursue such an opportunity within twenty (20) Business Days after receiving a notice in writing with respect to such opportunity from RTL, RTL and its Affiliates shall be free to pursue any such opportunities independently.

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(b) Neither RTL nor its Affiliates shall acquire any business that it was required to offer to the Company pursuant to Section 2.8(a) and failed to do so or denied the Company approval to acquire pursuant to Section 2.5(a)(iv) above.

Section 2.9 Information Rights; Notices

(a) The Company shall promptly provide RTL written notice of any breach, or any event or occurrence that would reasonably be expected to, with notice or lapse of time or both, constitute a breach, of any of its covenants and agreements set forth in Section 2.4 or Section 2.5 above.

(b) Upon the written request of RTL, the Company shall provide RTL with all information reasonably requested by RTL in connection with its exercise or non-exercise of any of its rights set forth in Section 2.5(a) above (it being agreed that any request by RTL for Competitive Business Information that the Company has a legitimate business interest to keep confidential from RTL shall not be deemed to be a reasonable request under this Section 2.9(b)).

(c) The Company and its Subsidiaries shall permit RTL and/or its designated representatives, or any of them, twice each fiscal year, at any reasonable time during normal business hours and with reasonable advance notice to (i) request any information or materials that a director of the Company would be entitled to receive, and (ii) discuss the affairs, finances and accounts of the Company and its Subsidiaries with any officer or director of the Company and its Subsidiaries, it being understood that a meeting with the Chief Executive Officer or the Chief Financial Officer of the Company will ordinarily suffice for such purposes and that the Chief Executive Officer of the Company may attend any such meeting with an officer or director of the Company and its Subsidiaries; provided, that nothing in this Section 2.9(c) shall require the Company and its Subsidiaries to make available to RTL and its representatives any Competitive Business Information that the Company has a legitimate business interest to keep confidential from RTL.

(d) Regardless of whether any 2016 Senior Secured Notes are then outstanding, the Company shall provide RTL with all information that it is required to provide pursuant to Section 4.14 of the 2016 Senior Secured Notes Indenture as in effect as of the Effective Date, in the manner and at the times required by Section 4.14 of the 2016 Senior Secured Notes Indenture as in effect as of the Effective Date, mutatis mutandis.

(e) RTL agrees that it will, and will procure that its Affiliates and representatives which receive information pursuant to this Section 2.9 will, keep confidential all confidential information relating to the Company and Subsidiaries that it receives pursuant to this Section 2.9; provided, that the information subject to the foregoing confidentiality provisions will not include any information generally available to, or known by, the public (other than as a result of disclosure in violation hereof); and provided, further, that the provisions of this Section 2.9(e) will not prohibit any retention of copies of records or disclosure (A) required by any applicable Law (in the case of

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disclosure, so long as reasonable prior notice is given of such disclosure and a reasonable opportunity is afforded to the Company to contest the same) or (B) made in connection with the enforcement of any right or remedy relating to this Agreement, any other Operative Agreement or any of the transactions contemplated hereby or thereby.

(f) RTL acknowledges and agrees that it is aware that the materials furnished to it or its representatives under this Section 2.9 may contain material, non-public information regarding the Company and its Subsidiaries and it acknowledges and agrees to comply with all applicable restrictions relating to the use of such information under applicable securities Laws.

Section 2.10 Remedy for Breach of Veto Rights

(a) In the event of a Breach by the Company and/or its Subsidiaries of its or their obligations under Section 2.4 or Section 2.5 above, RTL may claim for repayment under any New Debt, Rollover Notes and Backstop Notes that it and any Affiliate of RTL then hold and such notes shall be immediately due and payable and such Breach shall be treated as an Acceleration (as defined in the Rollover Notes, the Backstop Notes and the New Debt and contemplated by Section 8.15 of the Securities Purchase Agreement). For purposes of this Section 2.10, a “Breach” shall be a violation of the obligations of the Company and its Subsidiaries under Section 2.4 or Section 2.5 above, of which RTL has given the Company notice reasonably promptly after RTL’s senior executives actually become aware of such Breach, and, solely with respect to a Breach that the Company does not dispute, which the Company and its Subsidiaries have had a period of thirty (30) days after such notice to remedy.

(b) In the event that the Company disputes any assertion of a Breach, or alleged Breach, by RTL pursuant to Section 2.10(a) or the Company seeks a declaratory judgment or similar judicial declaration that it has not Breached, in each case, prior to the Backstop Closing (as defined in the Securities Purchase Agreement), RTL and the Company shall resolve such dispute solely in accordance with the procedures set forth in Section 10.1(d) of the Securities Purchase Agreement.

(c) During the pendency of any proceeding related to a Breach by the Company and/or its Subsidiaries of this Section 2.5, the Company shall, and shall cause its Subsidiaries to, take all commercially reasonably efforts to stay its actions in order to reduce the impact of such actions on RTL’s rights under Section 2.5.

ARTICLE III

PARTICIPATION RIGHTS / TRANSFERS

Section 3.1 Participation Rights

(a) At all times during the period commencing with the execution and delivery of this Agreement and continuing until the termination of this Agreement, the Company grants RTL a participation right to purchase RTL’s pro rata share of New Securities (as defined below) that the Company may, from time to time,

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propose to sell and issue. RTL’s pro rata share, for purposes of this participation right, is the ratio of the number of shares of Common Stock owned by RTL and its Affiliates immediately before the issuance of New Securities, assuming full exchange of the New Debt held by RTL and its Affiliates as contemplated by Section 8.11(c) of the Securities Purchase Agreement, to the total number of shares of Common Stock outstanding immediately before the issuance of New Securities, assuming full exchange of the New Debt held by RTL and its Affiliates as contemplated by Section 8.11(c) of the Securities Purchase Agreement (the “Pro Rata Percentage”). RTL (or an Affiliate thereof designated by RTL) may deliver to the Company, as consideration for any equity purchased pursuant to such participation right, Backstop Notes, Rollover Notes and/or New Debt.

(b) As used in this Agreement, the term “New Securities” means any of the Company’s capital stock, whether or not now authorized, and rights, options, or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term “New Securities” expressly does not include:

(i) subject to Section 3.2 below and to the extent that at least once a year the Company offers RTL and its Affiliates the opportunity to purchase shares of Common Stock at its then trading value to permit RTL and its Affiliates to maintain their Pro Rata Percentage (as of immediately prior to such issuance of New Securities), shares of capital stock issuable or issued to the Company’s officers, directors, employees, consultants, or advisors pursuant to the Company’s 2007 Stock Incentive Plan, or other employee stock incentive programs, or other arrangements approved by the Company Board for the primary purpose of soliciting or retaining such parties’ services (collectively, “Equity Incentive Plans”), or upon exercise or conversion of options, warrants, or convertible securities granted to such parties pursuant to any such plan or arrangement;

(ii) shares of capital stock issuable or issued upon the exercise, exchange, adjustment, or conversion of any outstanding Equity Security Equivalents that are disclosed in reports, statements, or other documents filed by the Company with U.S. Securities and Exchange Commission and outstanding as of the Effective Date;

(iii) shares of capital stock issuable or issued on a pro rata basis as a dividend or distribution on Common Stock;

(iv) shares of capital stock issuable or issued on a pro rata basis pursuant to any stock dividend, stock split, share combination, reverse stock split, reorganization, recapitalization, or other reclassification affecting the Company’s equity securities; or

(v) shares of capital stock issued upon the exercise of convertible or exercisable instruments issued in compliance with this Section 3.1.

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(c) If the Company proposes to issue New Securities, then the Company will give RTL written notice of the Company’s intention, describing the type of New Securities, their price, and the general terms upon which the Company proposes to issue the New Securities. RTL will have fifteen (15) Business Days after any such notice is delivered and RTL has been provided access to all information and due diligence material to which the other prospective acquirers of such New Securities have been provided, if any, to agree to purchase (or nominate an Affiliate of RTL to purchase) up to its Pro Rata Percentage of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating in such notice the quantity of New Securities to be purchased.

(d) If RTL (or such nominated Affiliate of RTL) fails to exercise fully the participation right within the time period set forth in Section 3.1(c) above, then the Company will have 90 days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby will be closed, if at all, within 90 days from the date of such agreement) to sell the New Securities with respect to which RTL’s participation right specified in this Section 3.1 was not exercised, at a price, and upon terms, no more favorable to the purchasers thereof than specified in the Company’s notice to RTL pursuant to Section 3.1(c). If (x) the Company has not sold such New Securities within such 90-day period, (y) the Company has not entered into an agreement within such 90-day period to sell the New Securities in accordance with the foregoing sentence within 90 days from the date of such agreement or (z) the Company has entered into an agreement within such 90-day period to sell the New Securities in accordance with the foregoing sentence within 90 days from the date of such agreement and the Company does not effectuate such closing within 90 days from the date of such agreement, then, in each of clauses (x), (y) and (z), the Company will not thereafter issue or sell any New Securities, without first again offering such securities to RTL in the manner provided in this Section 3.1.

Section 3.2 Employee Equity. In the event that New Securities are issued pursuant to Section 3.1(b) after the date of this Agreement or that options, warrants or convertible securities issued prior to the date of this Agreement pursuant to an Equity Incentive Plan are exercised or converted into Equity Securities after the date of this Agreement, RTL (or a designated Affiliate thereof) shall be permitted (i) to acquire in the open market an amount of Equity Securities and/or (at the election of RTL) (ii) exchange New Debt, Rollover Notes and/or Backstop Notes with the Company for an amount of Equity Securities, in each of clauses (i) and (ii), sufficient to increase its Pro Rata Percentage up to an amount equal to its Pro Rata Percentage immediately prior to such issuance of New Securities; provided, that to the extent that the New Securities are issued pursuant to an Equity Incentive Plan and are not exercised or have not been converted into Equity Securities, RTL (or a designated Affiliate thereof) shall only be permitted to acquire Equity Securities pursuant to this Section 3.2 at such time when such New Securities are exercised or converted into Equity Securities. In the case of an exchange contemplated by clause (ii) of this Section 3.2, if multiple forms of Equity Securities are outstanding at such time, the form of such Equity Security acquired thereunder will be selected by RTL (or such designated Affiliate) from the outstanding Equity Securities of the Company at such time and the exchange ratio for such Equity Securities to be determined by dividing the principal amount of each dollar of the Indebtedness exchanged by the then prevailing fair market value of such selected Equity Security.

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Section 3.3 Exemption from the Pill. The Company shall take all actions necessary to (i) approve any acquisition of securities by RTL (or a designated Affiliate thereof) pursuant to this Article III or otherwise pursuant to any other Operative Agreement in order not to (A) cause RTL to constitute an “Acquiring Person” under the Rights Agreement by and between the Company and American Stock Transfer & Trust Company, LLC, dated September 6, 2011 or (B) otherwise trigger any rights under any other “poison pill” or similar agreement or plan of the Company or any of its direct or indirect subsidiaries and (ii) cause any takeover, anti-takeover, moratorium, “fair price,” “control share” or other similar law applicable to the Company not to apply to any acquisition of securities by RTL (or a designated Affiliate thereof) pursuant to this Article III or otherwise pursuant to any other Operative Agreement.

Section 3.4 Rule 16b-3. The Company shall take such steps as may be required and reasonably practicable to cause any disposition of the Company’s Equity Securities (including derivative securities) by RTL (or an Affiliate thereof) pursuant to a transaction approved by the Board to be exempt under Rule 16b-3 promulgated under the Exchange Act.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Termination

Subject to the early termination of any provision of this Agreement as provided in accordance with its terms, (i) this Agreement will terminate at any time by mutual agreement of the Company and RTL, (ii) this Agreement (other than Sections 2.4, 2.5 and 2.9) will terminate upon such time as RTL and its Affiliates own less than 9.0% of the Voting Securities, (iii) after the Initial Closing (as defined the Securities Purchase Agreement), Sections 2.4, 2.5, 2.8 and 2.9 of this Agreement will terminate upon the earlier of (A) such time when RTL and its Affiliates have Transferred more than 66.6% of the Debt Amount and (B) RTL and its Affiliates cease to own any New Debt, Rollover Notes or Backstop Notes and (iv) this Agreement will terminate if the Securities Purchase is terminated pursuant to Section 7.1(a) of the Securities Purchase Agreement; except in each of clauses (i), (ii) and (iii) above that Section 2.1(e), Section 4.2 through Section 4.5 and Section 5.1 through Section 5.7 of this Agreement will not terminate and will survive any termination of this Agreement.

Section 4.2 Amendments and Waivers

(a) Except as otherwise provided in this Agreement, no modification, amendment or waiver of any provision of this Agreement will be effective without the written approval of the Company and RTL, except that any party hereto may waive (in writing) the benefit of any provision of this Agreement with respect to itself for any purpose.

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(b) No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, will impair any right, power or remedy of any non-breaching and non-defaulting party, nor will it be construed to be a waiver of any breach, default or noncompliance, or any acquiescence in it, or of or in any similar breach, default or noncompliance later occurring. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof.

Section 4.3 Rights Cumulative

Each and all of the various rights, powers and remedies of the parties hereto shall be considered to be cumulative with and in addition to any other rights, powers and remedies which such parties may have at law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy shall neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such party.

Section 4.4 Further Assurances

Each party hereto agrees to cooperate fully with the other party and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by the other party to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

Section 4.5 Notices

Any notices, reports or other correspondence (hereinafter collectively referred to as “correspondence”) required or permitted to be given hereunder shall be in writing and shall be sent by postage prepaid first class mail, courier or facsimile or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder, and shall be deemed sufficient upon receipt when delivered personally or by courier, overnight delivery service or confirmed facsimile, or three (3) Business Days after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below:

(a) All correspondence to the Company shall be addressed as follows:

     Central European Distribution Corporation

     Bobrowiecka 6

     00-728 Warsaw

     Poland

     Attention: William V. Carey

     Facsimile: +48 22 456 60 01

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with a copy to

Skadden, Arps, Slate, Meagher & Flom (UK) LLP

40 Bank St., Canary Wharf

London E14 5DS

UK

Attention:     Scott Simpson, Esq.

Facsimile:     +44 20 7519 7070

and

Dewey & LeBoeuf

No. 1 Minster Court

Mincing Lane

London EC3R 7YL

UK

Attention:     Frank Adams, Esq.

Facsimile:     +44 20 7459 5900

(b) All correspondence to RTL shall be addressed as follows:

Roust Trading Ltd.

25 Belmont Hills Drive

Warwick WK 06, Bermuda

Attention:     Wendell M. Hollis

with a copy to

Ropes & Gray LLP

One Metro Center

700 12th Street, Suite 900

Washington, DC 20005-3948

Attention:     James Myers

Facsimile: +1 (202) 383-8349

and

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Attention:     Christopher Comeau

Facsimile:     +1 (617) 951-7050

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(c) Either party may change the address to which correspondence to it is to be addressed by written notification as provided for herein.

ARTICLE V

GOVERNING LAW AND OTHER PROVISIONS

Section 5.1 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial; Injunctive Relief

(a) This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

(b) The parties hereto agree, subject to Section 2.10(b), that any dispute between them relating to this Agreement or the transactions contemplated hereby will be resolved solely in the manner set forth in clauses (i) and (ii) below:

(i) Each of the parties hereto irrevocably submits to the jurisdiction of the United States District Court located in the State of New York and in the Borough of Manhattan, and all appellate courts relating thereto, for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(ii) Any dispute or claim arising under this Agreement or the transactions contemplated hereby may be submitted to arbitration in New York, New York. Such arbitration will take place at and under the auspices of the American Arbitration Association or JAMS in accordance with its rules. The arbitration tribunal will consist of a single arbitrator agreed to by the parties (or if there is no agreement, as selected by the American Arbitration Association or JAMS (as applicable)); provided, that the parties agree to express a preference for such arbitrator to be a retired federal district court judge (or, if a retired federal district court judge is unavailable to hear such matter, a retired trial judge with commercial experience). Such arbitrator may not have any preexisting, direct or indirect

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personal, social or financial relationship with any party to the dispute. Each party hereto expressly consents to, and waives any future objection to, such forum and arbitration rules. The parties hereto agree to instruct the arbitrator (i) that the arbitration hearing must be completed within thirty (30) days of the request for arbitration, (ii) that his or her decision must be limited solely to disputes directly under this Agreement and the other Operative Agreements and the transactions contemplated hereby and thereby, and each party hereto agrees that any decision or award of the arbitrator (or part thereof) that purports to address, interpret, apply, enforce or resolve any other agreement, issue or dispute between the parties will be deemed to be beyond the scope of the arbitrator’s power and authority and will be given no force or effect by either party hereto or any other Person or any court, either directly or by application of collateral estoppel, res judicata or otherwise; and each party hereto covenants that it will not argue that such decision should be given any such effect and (iii) that he or she must deliver to the parties a written award and explanation of the basis for such award within seven (7) days after completion of the arbitration hearing. Subject to clause (ii) of the preceding sentence, the parties hereto agree that (A) the arbitrator’s decision shall be final and binding upon the parties and (B) that any final arbitral award may be entered as a judgment or order in any court of competent jurisdiction. The costs of such arbitration (including reasonable attorneys’ fees and expenses incurred by the parties hereto in connection with such arbitration) will be the responsibility of the party hereto who did not prevail in such arbitration (and the parties hereto shall instruct the arbitrator to make such a determination).

The plaintiff in the actions described in clauses (i) and (ii) above may divide any disputes or issues in question between the two forums in its discretion (to the extent permitted by applicable Law).

(c) Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an “Irreparable Breach”). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to equitable relief of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, without the necessity of posting a bond or providing an undertaking, which relief may include, without limitation, specific performance or injunctive relief. Such remedies shall not be the parties’ exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

Section 5.2 Interpretation

All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require. The captions and paragraph headings of this Agreement are solely for the convenience of reference and shall not affect its interpretation. This

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Agreement shall be deemed to be the joint work product of the Company and RTL, and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 5.3 Severability

Should any part or provision of this Agreement be held unenforceable or in conflict with the Laws of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto.

Section 5.4 Entire Agreement

This Agreement, together with the other Operative Agreements, embodies the complete agreement and understanding among the parties to this Agreement with respect to the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter of this Agreement in any way.

Section 5.5 No Third Party Beneficiaries

This Agreement is entered into solely for the benefit of the Company and its successors (whether by merger, operation of law or otherwise) and RTL and its successors (whether by merger, operation of law or otherwise), and no other Person may exercise any right or enforce any obligation under this Agreement.

Section 5.6 Counterpart

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

Section 5.7 Costs of Enforcement

In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Operative Agreements, the non-prevailing party in such proceedings shall pay the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

[Rest of page intentionally left blank]

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IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date set forth in the first paragraph hereof.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:
Name:	William V. Carey
Title:	Chairman, CEO and President

ROUST TRADING LTD.

By:
Name:	Wendell M. Hollis
Title:	Director

By:
Name:	Dana Bean
Title:	Secretary

Exhibit E

FORM OF BACKSTOP ESCROW AGREEMENT

ESCROW AGREEMENT

by and among

ROUST TRADING LTD.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

and

THE BANK OF NEW YORK MELLON

Dated as of [—], 201[—]

ACCOUNT NUMBER(S):

SHORT TITLE OF ACCOUNT:

This ESCROW AGREEMENT (this “Agreement” or this “Escrow Agreement”) is made this [—] day of [—], 2012, by and among THE BANK OF NEW YORK MELLON (“Escrow Agent”), Central European Distribution Corporation, a Delaware corporation (the “Company”), and Roust Trading Ltd., a Bermuda company, (the “Investor”, and collectively with the Company, the “Depositors”). Reference is made to the certain Securities Purchase Agreement, by and between the Investor and the Company, dated as of April 23, 2012 (as it may be amended from time to time in accordance with its terms, the “Purchase Agreement”).

WHEREAS, the Investor and the Company entered into the Purchase Agreement, which provided for, among other things and subject to certain conditions, the issuance by the Company of certain notes to the Investor and the repurchase of the Company’s convertible senior notes due in 2013 (the “Convertible Notes”) held by the Investor and its affiliates;

WHEREAS, subject to the terms and conditions set forth in the Purchase Agreement, the Investor has the right to purchase certain notes of the Company with a face value of up to $107,500,000 (the “Backstop Notes”), the proceeds of which will be used by the Company to pay in full the Convertible Notes (other than Convertible Notes held by the Investor and its affiliates) at maturity; and

WHEREAS, the Company and the Investor agreed that, subject to the terms and conditions set forth in the Purchase Agreement, at any Backstop Closing (as defined in the Purchase Agreement) (i) the Investor will fund or cause to be funded the purchase price for the Backstop Notes into escrow, to be released for the benefit of the Company solely in connection with satisfaction and discharge in full of all of the Company’s then outstanding Convertible Notes (other than Convertible Notes held by the Investor and its affiliates) at maturity (and all accrued but unpaid interest thereon) and (ii) the Company will place the Backstop Notes into escrow, to be released for the benefit of the Investor solely in connection with the release of Cash Escrow Funds (as defined below) for the benefit of the Company pursuant to this Escrow Agreement.

The Depositors and the Escrow Agent hereby agree that, in consideration of the mutual promises and covenants contained herein, the Escrow Agent shall hold in escrow and shall distribute Escrow Property (as defined below) in accordance with and subject to the following Instructions and Terms and Conditions:

I. INSTRUCTIONS:

1.	Escrow Property

On any Backstop Closing, (i) the Investor may deposit or cause to be deposited with the Escrow Agent cash funds in US dollars and (ii) the Company may deposit with the Escrow Agent (a) the Backstop Notes and (b) a letter of instruction relating to delivery of the Backstop Notes (the “Letter of Instruction”) (such Letter of Instruction together with the Backstop Notes, the “Backstop Documentation”). Such cash funds, plus all interest, dividends and other distributions and payments thereon (collectively the “Interest”) received by Escrow Agent, less any funds distributed or paid in accordance with this Escrow Agreement (the “Cash Escrow Funds”), together with the Backstop Documentation, are collectively referred to herein as the “Escrow Property”. The Depositors will endeavor to give the Escrow Agent two (2) business days’ notice before any Backstop Closing.

2.	Investment of Escrow Property

The Depositors are to select one of the following options:

           (a) The Escrow Agent shall have no obligation to pay interest on or to invest or reinvest any Cash Escrow Funds deposited or received hereunder.

  X      (b) The Escrow Agent shall invest or reinvest the Cash Escrow Funds, without distinction between principal and income, in The Bank of New York Mellon’s Cash Reserve, a depository account with the Bank of New York Mellon, (the “BNYMCR”) unless otherwise directed by written instrument signed by the Depositors.

The Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with Section II.3 (Terms and Conditions).

3.	Distribution of Escrow Property

The Escrow Agent is directed to hold and distribute the Escrow Property as set forth in this Section I.3.

(a)	Unless an Arbitration Funding Notice has been delivered by the Investor pursuant to Section I.3(b) below, subject to receipt by the Escrow Agent and the Investor on March 12, 2013 of a certificate executed by the Chief Financial Officer of the Company that (i) requests that the Escrow Agent disburse all or any portion of the Cash Escrow Funds pursuant to the Securities Purchase Agreement, (ii) certifies the amount of the Company’s then outstanding Convertible Notes, (iii) certifies that the Company has irrevocably funded to the trustee under the indenture governing the Convertible Notes (the “Convertible Notes Trustee”) an amount that, when combined with the Cash Escrow Funds requested pursuant to clause (i) above, will be sufficient to satisfy and discharge in full all of the Company’s then outstanding Convertible Notes (other than Convertible Notes held by the Investor or any of its affiliates) at maturity (plus all accrued but unpaid interest thereon), in accordance with their terms and (iv) certifies that upon the distribution hereunder of the Cash Escrow Funds requested pursuant to clause (i) above, the substantially simultaneous consummation of the satisfaction and discharge in full of all of the Company’s then outstanding Convertible Notes (plus accrued but unpaid interest thereon) in accordance with their terms will occur (the “Company Certificate”), the Escrow Agent shall distribute, on March 14, 2013, all or the requested portion of the Cash Escrow Funds to the Convertible Notes Trustee in accordance with the wire instructions set forth on Exhibit 3(a). If any distribution of Cash Escrow Funds is made pursuant this Section I.3(a), then any Cash Escrow Funds not distributed pursuant to this Section I.3(a) will be returned to the Investor by the Escrow Agent simultaneously with such distribution.

(b)	After January 25, 2013 and on or prior to January 31, 2013, in the event that the Investor and the Company are in arbitration pursuant to Section 10.1(d) of the Purchase Agreement and the Investor elects to fund the Escrow Account during such time pursuant to Section 2.5(d) of the Purchase Agreement, the Investor shall deliver written notice to the Escrow Agent and the Company of such election (an “Arbitration Funding Notice”). In the event that an Arbitration Funding Notice is provided pursuant to this Section I.3(b), then (i) if the Company delivers to the Investor and the Escrow Agent a final, written arbitration decision by JAMS stating that the Investor is obligated to fund the Backstop Escrow Account pursuant to the Purchase Agreement (each as defined in the Purchase Agreement), then the Cash Escrow Funds shall be distributed in the manner and pursuant to the procedures set forth in Section I.3(a) above, and (ii) if the Investor delivers to the Escrow Agent and the Company a final, written arbitration decision by JAMS stating that the Investor is not obligated to fund the Backstop Escrow Account pursuant to the Purchase Agreement, then the Escrow Agent shall return the Cash Escrow Funds to the Investor (or its designee) in accordance with the wire instructions set forth on Exhibit 3(b) as soon as possible and, in any event, within two (2) business days of the delivery of the notice contemplated by this sentence above.

(c)	Upon any release of Cash Escrow Funds pursuant to Section I.3(a) above, the Escrow Agent shall deliver the Backstop Documentation to [ ], as the fiscal agent and registrar in respect of the Backstop Notes.

(d)	Upon any release of Cash Escrow Funds to the Investor pursuant to Section I.3(b) above, the Escrow Agent shall deliver the Backstop Documentation to the Company.

(e)	In addition to distribution of Escrow Property pursuant to clauses 3(a) and 3(b) above, the Escrow Agent shall distribute the Escrow Property in accordance with (i) a written instrument that is executed by the Company and the Investor and delivered to the Escrow Agent that instructs the Escrow Agent as to the disbursement of some or all of the Escrow Property or (ii) a final non-appealable order of a court of competent jurisdiction or arbitral tribunal, a copy of which is delivered to the Escrow Agent by either the Company or the Investor and to the other party hereto, that instructs the Escrow Agent as to the disbursement of some or all of the Escrow Property.

(f)	Amounts distributed pursuant to this Section I.3 shall be paid in accordance with wire instructions furnished to the Escrow Agent pursuant to this Section I.3.

4.	Addresses

Notices, instructions and other communications hereunder shall be sent to the Escrow Agent at [—], and to the Depositors as follows:

To the Company at:	To the Investor at:
Central European Distribution Corporation Bobrowiecka 6 00-728 Warsaw Poland Attention: William V. Carey	Roust Trading Ltd. 25 Belmont Hills Drive Warwick WK 06, Bermuda Attention: Wendell M. Hollis
Facsimile: +48 22 456 60 01	with a copy (which shall not constitute notice) to:
with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom (UK) LLP

40 Bank St., Canary Wharf

London E14 5DS

UK

Attention: Scott Simpson, Esq.

Facsimile: +44 20 7519 7070

and

Dewey & LeBoeuf

No. 1 Minster Court

Mincing Lane

London EC3R 7YL

UK

Attention: Frank Adams, Esq.

Facsimile: +44 20 7459 5900

Ropes & Gray LLP One Metro Center 700 12th Street, NW, Suite 900 Washington, DC 20005-3948 USA Attention: James Myers Facsimile: +1 (202) 383-8349
and Ropes & Gray LLP The Prudential Tower 800 Boylston Street Boston, MA 02199-3600 USA Attention: Christopher Comeau Facsimile: +1 (617) 951-7050

Notices, instructions or other communications hereunder shall be in writing and shall be delivered by hand, sent by facsimile, or sent, postage prepaid, by registered or certified mail, or overnight courier service, and shall be deemed given when so delivered by hand, the next business day if sent by facsimile (transmission confirmed) outside of the business hours of the Escrow Agent, date of receipt if sent by facsimile (transmission confirmed) during the business hours of the Escrow Agent or three business days after mailing if mailed (one business day in the case of overnight courier service) to the addresses set forth above. The Investor and the Company agree to indemnify and hold harmless the Escrow Agent against any and all claims, losses, damages liabilities, judgments, costs and expenses (including reasonable attorneys’ fees) (collectively, the “Escrow-Related Losses”) incurred or sustained by the Escrow Agent as a result of or in connection with the Escrow Agent’s reliance upon and compliance with instructions or directions given by facsimile by such party; provided, however, that such Escrow-Related Losses have not arisen from the gross negligence or willful misconduct of the Escrow Agent, it being understood that the failure of the Escrow Agent to verify or confirm that the person giving the instructions or directions is, in fact, an authorized person does not constitute gross negligence or willful misconduct.

5.	Distribution of Escrow Property and Upon Termination

(a)	Whenever the Escrow Agent will be required to make a payment from the Cash Escrow Funds, the Escrow Agent will pay such amounts by liquidating such investments of the Cash Escrow Funds as will be directed in writing by the Depositors; provided, however, that if the Depositors have not furnished such direction to the Escrow Agent upon delivery of the certificate or other documentation delivered pursuant to Section I.3, the Escrow Agent will pay such amounts by liquidating such investments of the Cash Escrow Funds as will be determined by the Escrow Agent in its sole discretion.

(b)	After such time when the Escrow Funds have been deposited with the Escrow Agent pursuant to this Escrow Agreement, this Escrow Agreement shall be automatically terminated upon the earlier to occur of (i) March 18, 2013 and (ii) the date on which all Escrow Property has been distributed; provided, that the Escrow Agreement may also be terminated at any time by a written agreement executed by each of the Depositors. In the event of a termination of the Escrow Agreement pursuant to clause (i) of this Section I.5(b), all Cash Escrow Funds shall be returned to the Investor in accordance with the wire instructions set forth in Exhibit 3(b), and the Backstop Documentation shall be returned to the Company at the address set forth in Section I.4 above.

6.	Compensation

(a)	Unless waived, the Depositors shall pay the Escrow Agent an annual fee of $3,500, payable upon execution of this Escrow Agreement and thereafter on each anniversary date of this Escrow Agreement, provided that the annual fee shall be waived so long as the Escrow Property is invested in the BNYMCR. The annual fee shall not be pro-rated for any portion of a year, but shall be subject to pro-ration to the extent the Escrow Property is only invested in the BNYMCR for a portion of a given year.

(b)	Depositors shall pay all activity charges as per Escrow Agent’s current fee schedule, which is attached as Exhibit 6(b).

(c)	Depositors shall be responsible for and shall reimburse the Escrow Agent promptly upon demand for all reasonable and documented out-of-pocket expenses relating to the provision of the escrow services contemplated hereby, which may include, but are not limited to, telephone; facsimile; courier; copying; postage; supplies; and expenses of foreign depositaries.

(d)	The Company and the Investor shall each be responsible for one-half of all amounts payable or reimbursable to the Escrow Agent under this Section I.6 or otherwise provided for in this Escrow Agreement.

II. TERMS AND CONDITIONS:

1.	The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. The Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the Depositors or to which any Depositor is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from any Depositor or any entity acting on its behalf. The Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

2.	This Escrow Agreement is for the exclusive benefit of the parties hereto and their respective successors and permitted assigns hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

3.	(a) The Escrow Agent shall not be liable for any action lawfully taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of bad faith, gross negligence or willful misconduct on its part. In no event shall the Escrow Agent be liable (i) for acting in accordance with or relying upon any written instruction, notice, demand, certificate or document from the Depositors, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians in the absence of bad faith, gross negligence or willful misconduct on their parts, or (iv) for an amount in excess of the value of the Escrow Property.

(b) The Escrow Agent may consult legal counsel of its own choosing in the event of any dispute or question as to the construction of this Escrow Agreement, or the Escrow Agent’s duties hereunder, and the Escrow Agent will incur no liability and will be fully protected with respect to any action taken or omitted in good faith in accordance with the reasonable opinion and instructions of such counsel. Notwithstanding anything to the contrary herein, in no event shall the Escrow Agent be entitled to reimbursement of the expenses of such counsel with respect to any matter arising from the Escrow Agent’s bad faith, gross negligence or willful misconduct.

(c) The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

(d) If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), the Escrow Agent (i) is authorized to comply therewith in any manner as it or its legal counsel of its own choosing reasonably deems appropriate and (ii) shall provide a copy of such judicial administrative order, judgment, decree, writ or other form of judicial or administrative process to the Depositors. If the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

4.	[INTENTIONALLY OMITTED]

5.	The Escrow Agent shall provide to Depositors monthly statements identifying transactions, transfers or holdings of the Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Depositors unless the Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.

6.	The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement

7.	Notices, instructions or other communications shall be given in accordance with Section I.4. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which the Escrow Agent is open for business.

8.	The Company and the Investor shall be jointly and severally liable for and shall reimburse and indemnify the Escrow Agent and hold the Escrow Agent harmless from and against any and all Escrow-Related Losses that are incurred by it as a result of its involvement in any arbitration or litigation arising from the performance of its duties hereunder, provided, however, that nothing contained herein shall require the Escrow Agent to be indemnified for Escrow-Related Losses caused by its bad faith, gross negligence or willful misconduct. The Company and the Investor agree that irrespective of any joint and several liability that either may have to the Escrow Agent under this Escrow Agreement, as between them, the Company and the Investor shall each only be liable for 50% of any Escrow-Related Losses incurred by the Escrow Agent which result in reimbursement or indemnification under this Section II.8. If the Company or the Investor incur greater than 50% of any such Escrow-Related Losses, the Company or the Investor, as applicable, shall promptly make payment to the other such that each of the Company and the Investor has borne 50% of all amounts which are paid to the Escrow Agent under this Section II.8.

9.

(a) The Depositors may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior notice in writing signed by all Depositors. The Escrow Agent may resign at any time by giving to the Depositors thirty (30) calendar days’ prior written notice thereof. Within ten (10) calendar days after giving the foregoing notice of removal to the Escrow Agent or receiving the foregoing notice of resignation from the Escrow Agent, the Depositors shall jointly agree on and appoint a successor escrow agent. If the Depositors are unable to agree on a successor escrow agent within such 10-day period or if the chosen successor to the escrow agent has not accepted such appointment by the end of such 10-day period, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor to the Escrow Agent or for other appropriate relief. One-half of the costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by the Investor and the Company.

(b) Upon receipt of the identity of the successor escrow agent, the Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor escrow agent, less the Escrow Agent’s fees, costs and expenses or other obligations owed to the Escrow Agent pursuant to this Agreement, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

(c) Upon delivery of the Escrow Property to the successor escrow agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

10.	(a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property, unless the Escrow Agent receives written instructions, signed by all Depositors, which eliminates such ambiguity or uncertainty.

(b) In the event of any dispute between or conflicting claims by or among the Depositors with respect to any Escrow Property, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to the Depositors for failure or refusal to comply with such conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction or arbitral tribunal, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent or (ii) the Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Escrow-Related Losses which it may incur by reason of so acting. The Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Depositors. The Company and the Investor agree that irrespective of any joint and several liability that either may have to the Escrow Agent under this Escrow Agreement, as between them, the Company and the Investor shall each only be liable for 50% of any Escrow-Related Losses incurred by the Escrow Agent which result in reimbursement or indemnification under this Section II.10(b). If the Company or the Investor incur greater than 50% of any such Escrow- Related Losses, the Company or the Investor, as applicable, shall promptly make payment to the other such that each of the Company and the Investor has borne 50% of all amounts which are paid to the Escrow Agent under this Section II.10(b).

11.

This Escrow Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each party hereto hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York. Each party hereto hereby waives the right to trial by jury in any such proceedings. To the extent that in any jurisdiction any party hereto may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each party hereto waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

12.	Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

13.	The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

14.	Each Depositor and the Escrow Agent hereby represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by such party does not and will not violate any applicable law or regulation now in effect.

15.	The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

16.	This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

17.	This Agreement shall terminate as provided for herein. The provisions of these Terms and Conditions shall survive termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

18.	No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “The Bank of New York Mellon” by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of Escrow Agent.

19.	The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

20.	This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement. Documents delivered via facsimile or via email by pdf shall constitute original signatures.

21.	This Escrow Agreement and the rights of the parties hereunder may not be assigned and shall be binding on and inure to the benefit of the parties hereto, the legal representatives and successors of the Investor and the Escrow Agent, and the heirs and legal representatives of the Company.

22.	The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company and the Investor shall each pay or reimburse the Escrow Agent upon request for 50% of any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent for 50% of any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. The parties agree that, for purposes of U.S. federal and other taxes based on income, the Investor shall be treated as the owner of the Escrow Property and of 100% of the Interest, and the Investor shall report all such Interest as its taxable income in the taxable year or years in which such Interest is properly includible and pay any taxes attributable thereto. No later than thirty (30) calendar days after the end of each calendar quarter beginning with the quarter ending [—], 201[—], the Escrow Agent shall distribute to the Investor in accordance with the wire instructions set forth on Exhibit 22, or such other wire instructions provided to the Escrow Agent in writing by the Investor, an amount equal to 50% of all Interest earned during such quarter. At the end of each calendar year, the Escrow Agent shall duly and timely prepare and file the appropriate IRS Forms 1099 and shall promptly deliver copies of such forms to the Investor.

IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be executed by a duly authorized officer as of the day and year first written above.

ROUST TRADING LTD.

By:
Name:	Wendell M. Hollis
Title:	Director

By:
Name:	Dana Bean
Title:	Secretary

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:
Name:
Title:

THE BANK OF NEW YORK MELLON, as Escrow Agent

By:
Name:
Title:

Exhibit 3(a)

Exhibit 3(b)

Exhibit 6(b)

Exhibit 22

Exhibit F

FORM OF REGISTRATION RIGHTS AGREEMENT

Exhibit F-1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated as of April 23, 2012 (this “Agreement”), is between (i) CENTRAL EUROPEAN DISTRIBUTION CORPORATION, a Delaware corporation (the “Company”), and (ii) ROUST TRADING LTD. (the “Securities Holder”).

WHEREAS, at the Initial Closing (as defined in the Securities Purchase Agreement), the Company will (i) issue to the Securities Holder (or an Affiliate thereof) 5,714,286 shares (the “New Common Stock”) of common stock, par value $0.01 per share, of the Company (“Common Stock”) pursuant to that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) by and between the Company and the Securities Holder dated April 23, 2012; and (ii) issue to the Securities Holder (or an Affiliate thereof) a debt instrument with a face value of $70 million (the “New Debt”) pursuant to the Securities Purchase Agreement and the terms of note underlying the New Debt, which New Debt, upon certain conditions specified in the Securities Purchase Agreement, may be used to purchase from the Company an additional 13,333,333 shares of Common Stock plus a number of shares of Common Stock determined by dividing the accrued and unpaid interest on the New Debt through the Initial Closing (as defined in the Securities Purchase Agreement) by $5.25 (the “New Exchanged Common Stock”). The New Common Stock, any New Exchanged Common Stock that may be issued to the Securities Holder, any Common Stock held by the Securities Holder on the date hereof and any additional shares of Common Stock issued to or purchased by the Securities Holder or any Affiliate pursuant to the Operative Agreements (as defined in the Securities Purchase Agreement) are collectively referred to herein as the “Shares.”

WHEREAS, upon the Second Closing (as defined in the Securities Purchase Agreement), the Company will issue to the Securities Holder (or an Affiliate thereof) a debt instrument with a face value of $102,500,000 (the “Rollover Notes”).

WHEREAS, upon the Backstop Closing (as defined in the Securities Purchase Agreement), the Company will issue to the Securities Holder (or an Affiliate thereof) a debt instrument in the amount specified in Section 2.5 and Section 2.6 of the Securities Purchase Agreement (the “Backstop Notes”).

WHEREAS, the shares of New Common Stock, the New Debt, the Rollover Notes and the Backstop Notes have not been and, upon issuance, any shares of New Exchanged Common Stock or other shares of Common Stock issued pursuant to the Operative Agreements, the New Debt, the Rollover Notes and the Backstop Notes will not be, registered under the Securities Act (as hereinafter defined) or any state securities laws.

WHEREAS, in connection with the foregoing, the Company has agreed, subject to the terms, conditions and limitations set forth in this Agreement, to provide the Securities Holder and the Securities Holder with certain registration rights.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. Capitalized words and phrases used and not otherwise defined in this Agreement shall have the following meanings:

“Affiliate” means (i) with respect to any Person other than the Securities Holder, any other Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such first party and (ii) with respect to the Securities Holder, any Person that Mr. Roustam Tariko directly or indirectly, through one or more intermediaries (A) Controls or (B) beneficially owns fifty percent (50%) or more of the equity interests of.

“Agreement” has the meaning set forth in the preamble.

“Backstop Notes” has the meaning set forth in the recitals.

“Business Day” means any day other than a Saturday or Sunday or a day on which commercial banking institutions in New York, New York are authorized by law to be closed.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble.

“Controls” means, as to any party, the power to direct or cause the direction of the management and policies of such party, whether through the ownership of voting securities, by contract or otherwise. The terms “Controlled,” “Controlled by” and “under common Control with” shall be construed accordingly.

“Demand Registration” has the meaning set forth in Section 2.1.

“Exchange Act” means the Securities Exchange Act of 1934, and any successor to such statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be amended and in effect.

“Group” means the Securities Holder together with its Affiliates.

“Losses” has the meaning set forth in Section 6.1.

“Misstatement/Omission” has the meaning set forth in Section 6.1.

“Non-Registration Expenses” means (a) all overhead and compensation expenses relating to officers, directors, and employees of the Company performing legal or accounting duties, and (b) qualification, filing, printing, messenger and delivery fees and expenses and all reasonable fees and disbursements of legal counsel, accountants, management and other advisors relating to any filings of the Company made with the Commission prior to and following the filing of a registration statement pursuant to this Agreement, whether or not filed in connection with causing the registration of Registrable Securities pursuant to this Agreement, or causing any such registration to be declared effective pursuant to this Agreement, other than such fees and expenses directly relating to supplements or amendments to registration statements filed in connection herewith.

“Permitted Transferee” has the meaning set forth in Section 9.2.

“Person” means any individual, corporation, partnership, trust or other entity of any nature whatsoever.

“Piggyback Registration” has the meaning set forth in Section 3.1.

“Registration Availability Date” means the first day after the expiration or termination of the lock-up arrangement specified in Section 8.9 of the Securities Purchase Agreement pursuant to the terms thereof; provided, that if the lock-up has expired or terminated because of the failure of the Second Closing to have occurred by the End Date (as defined in the Securities Purchase Agreement), the Securities Purchase Agreement shall have been terminated.

“register”, “registered”, and “registration”, when used with respect to the capital stock of the Company, mean a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act which has been declared or ordered effective (or become automatically effective) in accordance with the Securities Act.

“Registrable Securities” means (i) the Shares (upon issuance, with respect to those not yet issued), (ii) any Common Stock issued (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued) as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Common Stock referred to in clause (i) above, and (iii) any Common Stock issued by way of a stock split of the Common Stock referred to in clauses (i) or (ii) above. Shares of Common Stock shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such shares of Common Stock shall have become effective under the Securities Act pursuant to this Agreement and such shares of Common Stock have been sold pursuant to such effective registration statement, (B) such shares of Common Stock shall have been sold or otherwise distributed pursuant to Rule 144 (or any successor provision) under the Securities Act, (C) such shares of Common Stock are Transferred (other than to a Permitted Transferee) or are otherwise no longer held by the Securities Holder or a Permitted Transferee who has acquired such Shares in accordance with the terms hereof, or (D) such shares of Common Stock shall have ceased to be outstanding.

“Rollover Notes” has the meaning set forth in the recitals.

“Registration Expenses” means all registration, qualification, filing, printing, messenger and delivery fees and expenses and all reasonable fees and disbursements of legal counsel, accountants and other advisors relating to the registration of Registrable Securities pursuant to this Agreement, relating to causing such registration to become effective pursuant to this Agreement, and relating to causing such registration to remain effective for the time periods set forth in this Agreement, but excluding all underwriting discounts and selling commissions applicable to the registration and sale of Registrable Securities pursuant to this Agreement.

“Rule 144” means Rule 144 under the Securities Act, and any successor rule or regulation thereto, and in the case of any referenced section of such rule, any successor section thereto, collectively and as from time to time amended and in effect.

“Securities Act” means the Securities Act of 1933, and any successor to such statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be amended and in effect.

“Securities Holder” means individually or collectively, as applicable: (i) the entity defined as such in the recitals; (ii) upon the death of any individual Securities Holder, the executor of such Securities Holder or such Securities Holder’s heirs, devisees, legatees or assigns; or (iii) upon the disability of any Securities Holder, any guardian or conservator of such Securities Holder.

“Securities Holder Indemnified Parties” has the meaning set forth in Section 6.1.

“Shares” has the meaning given to it in the recitals.

“Transfer” means any transfer, sale, gift, assignment, distribution, conveyance, pledge, hypothecation, encumbrance or other voluntary or involuntary transfer of title or beneficial interest, whether or not for value, including, without limitation, any disposition by operation of law or any grant of a derivative or economic interest therein.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Securities Purchase Agreement.

ARTICLE II

DEMAND REGISTRATION

2.1 Demand Registration.

(a) On and after the Registration Availability Date, the Securities Holder may make written request to the Company requesting that the Company register under the Securities Act all or any part of the issued and outstanding Registrable Securities, but such request may be made only after the Registrable Securities relating to such Shares have been issued (a “Demand Registration Request”). The Securities Holder is entitled to make a total of three Demand

Registration Requests pursuant to this Agreement, but not more than one such request in any 12 month period. Upon receipt by the Company of a valid Demand Registration Request, subject to the restrictions contained herein, the Company shall, in accordance with Article V below, (i) file a registration statement under the Securities Act with the Commission as promptly as practicable after receiving such request to register under the Securities Act that number of Registrable Securities that has been issued and requested in the respective Demand Registration Request, or (ii) file with the Commission a prospectus supplement (the “Prospectus Supplement”) to an existing shelf registration statement on Form S-3 which is at the time currently effective (the “Form S-3”) as promptly as practicable after receiving such request hereof to register such number of Registrable Securities, but, in each case, only to the extent that the Securities Holder has complied with its obligations under Section 7.1 below (each a “Demand Registration”).

(b) In the event that the Securities Purchase Agreement has been terminated pursuant to the terms thereof, the Securities Holder may make two written requests to the Company requesting that the Company register under the Securities Act the New Debt. The Company shall endeavor to register such New Debt in substantially the same manner as, and the Company and the Securities Holder shall be subject to the same terms, conditions and agreements herein provided for, a Demand Registration of Shares, with such appropriate changes to reflect the nature of the security registered, as the parties hereto shall agree, each acting reasonably.

(c) From and after the Debt Securities Lock-Up End Date (as defined in the Securities Purchase Agreement), the Securities Holder may make three written requests to the Company requesting that the Company register under the Securities Act the Rollover Notes and/or the Backstop Notes. The Company shall endeavor to register such Rollover Notes and/or Backstop Notes, as applicable, in substantially the same manner as, and the Company and the Securities Holder shall be subject to the same terms, conditions and agreements herein provided for, a Demand Registration of Shares, with such appropriate changes to reflect the nature of the security registered, as the parties hereto shall agree, each acting reasonably.

2.2 Expenses. With respect to a Demand Registration, the Company shall bear sole responsibility for all Registration Expenses and Non-Registration Expenses incurred in connection therewith.

2.3 Underwriting. If the Securities Holder intends to distribute the Registrable Securities covered by any such Demand Registration by means of an underwriting, then the Securities Holder shall so advise the Company in the corresponding Demand Registration Request. In such case, the Securities Holder shall negotiate with an underwriter selected by it (which managing underwriter shall be an internationally recognized financial institution experienced in securities offerings registered under the Securities Act) and approved by the Company, which approval shall not be unreasonably withheld, with regard to the underwriting of such requested Demand Registration. The right of the Securities Holder to include Registrable Securities in such registration shall be conditioned upon (i) the entry of the Securities Holder (together with the Company and other holders distributing their securities through such underwriting) into an underwriting agreement in customary form reasonably acceptable to the Securities Holder with the underwriter or underwriters selected for such underwriting, and (ii) the completion and execution by the Securities Holder of all questionnaires, powers of attorney, indemnities and other documents required under the terms of such underwriting arrangements. The Company shall bona fide cooperate with the Securities Holder and any underwriter to effect such underwritten offering. Upon the reasonable request (relative to the proposed size of the offering) of the managing underwriter in such an underwriting, the Company will include in any registration statement filed in response to a Demand Registration Request the information that would be required by Part I of Form S-1 for a Form S-1 filed pursuant to the Securities Act. Notwithstanding the foregoing sentence, the Company shall not be required to include in any such registration statement the information required by Item 11(l) of Form S-1.

2.4 Registration on Form S–3. In addition to registrations pursuant to Section 2.1(a), on and after the Registration Availability Date, the Securities Holder may request that the Company file one or more shelf registration statements on Form S-3 (provided that (i) each such request contemplates the sale of at least $10 million of Common Stock and (ii) no more than two such requests may be made in any 12 month period), if at such time the Company is a registrant entitled to use Form S–3 or any successor thereto to register shares of Common Stock. Following any such request, the Company shall effect the registration on Form S–3 or any successor thereto for an offering of Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a “Shelf Registration Statement”) and shall use its reasonable best efforts to keep the Shelf Registration Statement effective and usable for the resale or Registrable Securities until the date on which all Registrable Securities so registered have been sold pursuant to the Shelf Registration Statement or until such securities cease to be Registrable Securities.

2.5 Priority for Registrations. Notwithstanding any other provision of this Article II, if the managing underwriter advises the Company or the Securities Holder that the marketability of the offering would be adversely affected by the number of securities included in such offering, then the Company shall so advise the Securities Holder, or the Securities Holder shall so advise the Company, as applicable, and the number of shares of Common Stock proposed to be included in such registration other than Registrable Securities shall be reduced as required by the underwriter(s). For the avoidance of doubt, this Section 2.5 applies only to registration statements filed pursuant to Article II of this Agreement.

ARTICLE III

PIGGYBACK REGISTRATION

3.1 Right to Piggyback Registrations. On and after the Registration Availability Date, whenever the Company or another party having registration rights proposes that the Company register any of the Company’s equity securities under the Securities Act for any reason (other than a registration on Form S-4 or Form S-8 or any successor forms thereto), whether or not for sale for the Company’s own account, the Company will give written notice of such proposed registration to the Securities Holder at least 30 days before the anticipated filing date. Such notice shall offer the Securities Holder the opportunity to register such amount of Registrable Securities as it shall request (a “Piggyback Registration”). The Company shall include in each Piggyback Registration all Registrable Securities with respect to which the Company has received a written request for inclusion therein from the Securities Holder within 20 days after notice has been given the Securities Holder. If the registration statement relating to the Piggyback Registration is for an underwritten offering, such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. The Securities Holder shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration prior to the effective time of such Piggyback Registration. The right of the Securities Holder to a Piggyback Registration that is an underwritten offering shall be conditioned upon the Securities Holder entering into an underwriting agreement in customary form with the managing underwriter or underwriters for such registered offering. No registration pursuant to this Article III will relieve the Company of its obligations to register Registrable Securities pursuant to Article II hereof. The rights to Piggyback Registration may be exercised an unlimited number of occasions.

3.2 Priority for Piggyback Registrations. If the managing underwriter of a Piggyback Registration advises the Company that, in its opinion, the shares of Common Stock requested to be included in such Piggyback Registration exceeds the amount which can be sold in such offering without adversely affecting the distribution of the securities being offered, then the Company will allocate the securities to be included in such registration as follows:

(i) first, pro rata among (A) the Company, to the extent the Company proposes to register any securities for its own account, and (B) other Persons who have exercised demand registration rights granted by the Company prior to the date hereof causing the Company to effect such registration;

(ii) second, to the Securities Holder; and

(iii) third, to other shareholders, including any shareholders who are granted piggyback registration rights after the date of this Agreement in accordance with Section 10.2.

3.3 Expenses. With respect to Piggyback Registrations, the Company shall bear sole responsibility for all Registration and Non-Registration Expenses incurred in connection with any such Piggyback Registration.

ARTICLE IV

PERMITTED DELAYS IN REGISTRATION

4.1 Suspension of Company Obligations.

(a) Notwithstanding anything to the contrary herein, the Company’s obligations under Article II of this Agreement to maintain the effectiveness of any registration statement shall be suspended (and, to the extent applicable, the Securities Holder shall suspend the disposition of any Registrable Securities pursuant to a then currently effective registration statement from and after the time at which it has received written notice from the Company with respect to such suspension) for a period not to exceed 60 days (and such suspension not to occur more than twice in any 12-month period) in the event that, in the good faith reasonable judgment of the Company’s Board of Directors, effecting or maintaining the effectiveness of the registration of such Registrable Securities (i) would be detrimental to any material financing, acquisition, merger, disposition of assets, disposition of stock or other comparable transaction then being pursued by the Company or (ii) would require the Company to make public disclosure of material, non-public information which is not otherwise required to be publicly disclosed at that time, and the public disclosure of which could reasonably be expected to have an adverse effect upon the Company.

(b) The Company shall notify the Securities Holder in writing of the existence of any suspension event set forth in this Section 4.1 and, to the extent requested by the Securities Holder (but only if requested by the Securities Holder) the reasons therefor. Such notice and, if requested and provided, all facts and circumstances relating to such suspension event, shall be kept confidential by the Securities Holder. The Company shall provide the Securities Holder with further written notice at such time that the Company reasonably believes the suspension event ceases to justify a suspension pursuant to Section 4.1(a), and shall lift such suspension at such time.

ARTICLE V

REGISTRATION PROCEDURES

5.1 Registration Procedures. Whenever the Company is obligated to register Registrable Securities pursuant to this Agreement, subject to and in accordance with the terms hereof, the Company shall:

(a) use its reasonable best efforts to cause the registration statement filed with respect to such Registrable Securities (i) to become effective as promptly as practicable after the making of such filing and (ii) to remain effective and usable for the resale of Registrable Securities until the date on which all Registrable Securities so registered have been sold, the relevant offering has been abandoned or until such securities cease to be Registrable Securities;

(b) furnish the Securities Holder, its underwriters, if any, and their respective counsel, at such times so as to permit their reasonable review, the opportunity to review the registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and to consider in good faith incorporating any comments reasonably requested by the Securities Holder, its underwriters, if any, and their respective counsel, provided that the Securities Holder’s, the underwriters’, if any, and their respective counsels’ review of such documents shall not delay the filing of the registration statement so long as such parties have been provided a reasonable time to review the same;

(c) make available for reasonable inspection by, or give reasonable access to, any underwriter and its counsel participating in any disposition of Registrable Securities all pertinent financial and other records, pertinent corporate documents and properties of the Company and, in respect of any Demand Registration, to cause its senior management to participate in such management presentations and roadshow as such underwriters may reasonably request (provided, however, that such senior management have been given reasonable advanced notice of such presentations and roadshows and that such senior management shall only be obligated to participate in one roadshow of reasonably customary duration in respect of any Demand Registration) and to cause the Company’s directors, officers and employees to supply all information reasonably requested by any such underwriter in connection with the offering thereunder;

(d) promptly notify counsel for the Securities Holder and the managing underwriter or agent and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, will have become effective, or any supplement to the prospectus or any amendment to the prospectus will have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(e) furnish, without charge, to the Securities Holder and to the underwriters of the securities being registered such number of copies of the registration statement, preliminary prospectus, final prospectus and other documents incident thereto as such underwriters and the Securities Holder from time to time may reasonably request;

(f) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and applicable state securities laws with respect to the disposition of all securities covered by such registration statement;

(g) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities laws or state blue sky laws of such U.S. jurisdictions as shall be reasonably requested by the Securities Holder for the distribution of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to subject itself to taxation in any such states or jurisdictions wherein it would not but for the requirements of this paragraph (f) be required to do so;

(h) enter into customary agreements in form and substance reasonably satisfactory to the Company (including a customary underwriting agreement in form and substance reasonably satisfactory to the Company, if the offering is to be underwritten, in whole or in part), which may include indemnification provisions in favor of underwriters and other Persons in addition to the provisions of Article VI hereof;

(i) notify the Securities Holder at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of the Securities Holder, as promptly as practicable prepare and furnish to the Securities Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided that, upon receipt of such notice from the Company, the Securities Holder will forthwith discontinue disposition of its Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Securities Holder receives the copies of the supplemented or amended prospectus covering such Registrable Securities (and the Securities Holder shall return to the Company all copies of the unsupplemented or unamended prospectus covering such Registrable Securities);

(j) making all required filings necessary to list all Registrable Securities covered by such registration statement on the Nasdaq or on such other securities exchange on which shares of Common Stock are then currently listed;

(k) use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a registration statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities included therein for sale in any U.S. jurisdiction, and, in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending the qualification of any Registrable Securities included in such registration statement for sale in any U.S. jurisdiction, use its reasonable best efforts to promptly obtain the withdrawal of such order; provided that, upon receipt of notice from the Company of such order, the Securities Holder will forthwith discontinue disposition of its Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Securities Holder is notified by the Company in writing that the order relating to the prospectus covering such Registrable Securities has been withdrawn;

(l) use its reasonable best efforts to obtain “cold comfort” letters and updates thereof reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company, addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings;

(m) use its reasonable best efforts to obtain opinions of outside counsel to the Company reasonably satisfactory to the managing underwriters, addressed to each of the underwriters covering the matters customarily covered in opinions of issuer’s counsel requested in underwritten offerings;

(n) cooperate with the Securities Holder and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the FINRA; and

(o) cooperate with the Securities Holder and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or the Securities Holder may request; and

(p) comply in all material respects with the Securities Act, the Exchange Act and any other applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months after the effective date of such Registration Statement, which earnings statement shall satisfy Section 11(a) of the Securities Act and any applicable regulations thereunder, including Rule 158; and

(q) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

5.2 Company Lock-Up. In the case of an underwritten offering requested to be effected by the Securities Holder hereunder, upon the reasonable request of the lead underwriter, the Company will refrain for a period of up to 60 days following the later of the effective date of the registration statement or bona fide commencement of the offering, from directly or indirectly selling, offering to sell, granting any option for the sale of, or otherwise disposing of any common equity or securities convertible into common equity (other than pursuant to Company employee equity plans or as consideration for the acquisition of a business or all or a substantial portion of the assets thereof) without the consent of the managing underwriter.

ARTICLE VI

INDEMNIFICATION

6.1 Indemnification by the Company. In the event of any registration of any Registrable Securities pursuant to this Agreement under the Securities Act, the Company will indemnify, hold harmless and reimburse the Securities Holder, each of the directors, officers, employees, managers, shareholders, partners, members, counsel, agents or representatives of the Securities Holder and its Affiliates and each Person who controls the Securities Holder, if any, within the meaning of the Securities Act (collectively, “Securities Holder Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, to which the participating Securities Holder or any such Person may become subject under the securities laws (collectively, “Losses”), insofar as such Losses arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in the registration statement, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Misstatement/Omission”), under which such Registrable Securities were registered under the Securities Act, in any preliminary prospectus, final prospectus or summary prospectus contained therein, or in any amendment or supplement thereto, and shall reimburse such Securities Holder Indemnified Parties for any legal and other expenses reasonably incurred by such Securities Holder Indemnified Parties in connection with investigating and/or defending any such Losses, whether or not resulting in any liability; provided, however, that the Company shall not be liable in any such case to the extent that any such Losses or expense arises out of or is based upon a Misstatement/Omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Securities Holder Indemnified Parties specifically for use in the preparation thereof.

6.2 Indemnification by Securities Holder. If the Securities Holder’s Registrable Securities are included or are to be included in any registration statement, as a condition to including Registrable Securities in such registration statement, the Securities Holder hereby agrees, to indemnify, hold harmless and reimburse (in the same manner and to the same extent as set forth in Section 6.1) the Company, each of its directors, officers, employees, managers, shareholders, counsel, agents or representatives and the Company’s Affiliates and each Person (other than the Securities Holder) who controls the Company, if any, within the meaning of the Securities Act or the Exchange Act with respect to any Losses that arise out of or are based on any Misstatement/Omission, from such registration statement, preliminary prospectus, final prospectus or summary prospectus, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Securities Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the obligation to indemnify will be limited to the net amount of proceeds received by the Securities Holder from the sale of Registrable Securities pursuant to such registration statement giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, or any such underwriter or controlling person and shall survive the transfer of such securities by the Securities Holder.

6.3 Notices of Claims. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 6.1 or Section 6.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 6.1 or Section 6.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense of such action, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party (whose approval shall not be unreasonably withheld), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, that the indemnified party may participate in such defense at the indemnified party’s expense, and provided, further, that all indemnified parties shall have the right to employ one counsel to represent them if, in the reasonable judgment of such indemnified parties, after receiving the advice of counsel experienced in the defense of matters for which indemnity may be sought hereunder, it is advisable for them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the indemnifying party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the indemnified parties with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel for the indemnified parties. No indemnifying party shall consent to entry of any judgment or enter into any settlement without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnifying party shall be subject to any liability for any settlement made without its written consent. The indemnifying party’s liability to any such indemnified party hereunder shall not be extinguished solely because any other indemnified party is not entitled to indemnity hereunder.

6.4 Survival. The indemnification provided for under this Agreement will (i) remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and (ii) survive the termination of this Agreement.

6.5 Contribution. If, for any reason, the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the expense, loss, claim, damage or liability referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 6.5 were determined by pro rata allocation or by any other means of allocation, unless such contribution takes into account the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 6.5, a Securities Holder shall not be required to contribute any amount in excess of the amount by which (i) the amount at which the securities that were sold by such Securities Holder and distributed to the public were offered to the public exceeds (ii) the amount of any damages which such Securities Holder has otherwise been required to pay by reason of such Misstatement/Omission or violation. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

ARTICLE VII

INFORMATION BY PARTICIPATING SECURITIES HOLDER

7.1 Information Regarding Securities Holder and its Affiliates. At the Company’s reasonable request in writing, following delivery by the Securities Holder to the Company of a Demand Registration Request pursuant to Article II hereof or notice of a desire to participate in a Piggyback Registration pursuant to Article III hereof, the Securities Holder shall furnish to the Company and any applicable underwriter such information regarding the Securities Holder and the distribution proposed by the Securities Holder and its Affiliates required by applicable law or regulation to be included in any registration statement or prospectus relating to such registration, as the Company or such underwriter reasonably believes may be required in connection with any registration, qualification or compliance referred to in this Agreement.

ARTICLE VIII

RULE 144 SALES

8.1 Reporting. With a view to making available to the Securities Holder the benefits of certain rules and regulations of the Commission which may permit the sale of Registrable Securities to the public without registration or through short form registration forms, the Company agrees to use its reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to the Securities Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

ARTICLE IX

RESTRICTIONS ON TRANSFER

9.1 Restrictions on Transferability.

(a) The Registrable Securities may be Transferred, in whole or in part, to any Person; provided, that:

(i) there is in effect a registration statement under the Securities Act covering such proposed Transfer and such Transfer is made in accordance with such registration statement, or

(ii) such Transfer is eligible under Rule 144 or such Transfer is otherwise made in accordance with applicable securities law and the Securities Holder provides the Company and the Company’s transfer agent with a legal opinion from independent internationally recognized legal counsel experienced in such matters, which legal opinion shall be in customary form reasonably acceptable to the Company and shall state that such Transfer is eligible under Rule 144 or is otherwise made in accordance with applicable securities laws.

(b) The Securities Holder is aware of the following Telephone Interpretation in the SEC Manual of Publicly Available Telephone Interpretations (July 1997):

A.65. Section 5

An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

(c) The Company is required to refuse to register any transfer of the Shares which is not made in accordance with Regulation S under the Securities Act, pursuant to a registration statement under the Securities Act or pursuant to an available exemption therefrom.

(d) The Securities Holder shall not take any action with respect to any distribution deemed to be made pursuant to any Registration that would constitute a violation of Regulation M under the Exchange Act.

9.2 Permitted Transferees. Rights of the Securities Holder may be assigned (but only with all related obligations as set forth below) in connection with a transfer of Shares to a Permitted Transferee. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 9.2 will be effective unless the Permitted Transferee to which such assignment is being made has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Shares in respect of which such assignment is made will continue to be deemed Shares and will be subject to all of the provisions of this Agreement relating to Shares and that such Permitted Transferee will be bound by, and will be a party to, this Agreement. A Permitted Transferee to whom rights are transferred pursuant to this Section 9.2 may not again transfer such rights to any other Permitted Transferee, other than as provided in this Section 9.2. Any Person to whom rights under this Agreement are transferred in accordance with this Section 9.2 who (i) is a member of the Group and (ii) acquires at least

100,000 shares of Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) shall be a “Permitted Transferee.”

9.3 No Participation in Other Securities Offerings. The rights granted by the Company hereunder shall be the exclusive rights granted to the Securities Holder with respect to the registration of Registrable Securities under the Securities Act. Except as otherwise provided herein or in another Operative Agreement (as defined in the Securities Purchase Agreement), the Securities Holder shall have no rights to participate in any offering of securities by the Company to third parties, whether such offering is effected pursuant to registration under the Securities Act or pursuant to an exemption from registration thereunder.

ARTICLE X

COVENANTS OF THE PARTIES

10.1 Securities Holder. The Securities Holder hereby agrees (i) to cooperate with the Company and, as a condition precedent to the Company’s obligation to file any registration statement, to furnish to the Company all such information regarding the Securities Holder, its ownership of Registrable Securities and the disposition of such securities in connection with the preparation of and as required by the registration statement and any filings with any state securities commissions as the Company may reasonably request, (ii) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in the registration statement, any amendment or supplement thereto, to any purchaser of the Registrable Securities covered by the registration statement from the Securities Holder and (iii) if requested by the Company, to notify the Company of any sale of Registrable Securities by the Securities Holder.

10.2 Company. Following the date of this Agreement, should the Company enter into any agreements with any holder or prospective holder of Company securities that grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, and holder or prospective holder is reasonably believed by the Company to hold at least 5% of the outstanding shares of Common Stock, the Company agrees to require such holder or prospective holder to agree in the relevant agreement to the restrictions imposed on the Company under Section 5.2 of this Agreement.

ARTICLE XI

TERMINATION

11.1 Termination. This Agreement and the rights provided hereunder shall terminate and be of no further force and effect on the date that all Registrable Securities cease to be Registrable Securities pursuant to the terms of this Agreement. This Section 11.1 shall not, however, apply to the provisions of Article VI of this Agreement, which shall survive the termination of this Agreement.

ARTICLE XII

MISCELLANEOUS

12.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns and transferees of the parties. The Securities Holder shall be permitted to assign or transfer its rights hereunder to any Permitted Transferee who acquires all or part of the Shares; provided, however, that no Permitted Transferee shall have any rights hereunder unless and until it has agreed in writing to become a party to this Agreement in accordance with Section 9.2 hereof (at which time, it shall be deemed to be a Securities Holder as that term is used herein).

12.2 Notices. All notices and other communications provided for hereunder shall be in writing and sent by registered or certified mail, return receipt requested, postage prepaid or delivered in person or by courier, telecopier or electronic mail, and shall be deemed to have been duly given on the date on which personally delivered to, or actually received by, the party to whom such notice is to be given at its address set forth below, or at such other address for the party as shall be specified by notice given pursuant hereto:

Central European Distribution Corporation
3000 Atrium Way, Suite 265 Mount Laurel, New Jersey 08054
United States of America
Attn: William V. Carey, President

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom (UK) LLP
40 Bank St., Canary Wharf
London E14 5DS
UK
Attention: Scott Simpson, Esq.
Facsimile: +44 20 7519 7070

and

Dewey & LeBoeuf LLP
1301 Avenue of the Americas
New York, New York 10019
United States of America Attn: Frank R. Adams, Esq.

(a) If to the Securities Holder, to:

Roust Trading Ltd.
5 Belmont Hills Drive
Warwick WK 06, Bermuda
Attention: Wendell M. Hollis

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP One Metro Center 700 12th Street, NW, Suite 900
Washington, DC 20005-3948
USA
Attention: James Myers Facsimile: +1 (202) 383-8349

and

Ropes & Gray LLP The Prudential Tower 800 Boylston Street
Boston, MA 02199-3600
USA
Attention: Christopher Comeau Facsimile: +1 (617) 951-7050

12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal procedural and substantive laws of the State of New York without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

12.4 Jurisdiction. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the United States District Court and other courts of the United States of America located in the State of New York and the state courts in the State of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

12.5 Specific Performance. Each of the parties hereto acknowledges and agrees that damages will not be an adequate remedy for any material breach or violation of this Agreement if such material breach or violation would cause immediate and irreparable harm (an “Irreparable Breach”). Accordingly, in the event of a threatened or ongoing Irreparable Breach, each party hereto shall be entitled to equitable relief, without posting any bond or similar undertaking, of a kind appropriate in light of the nature of the ongoing or threatened Irreparable Breach, which relief may include, without limitation, specific performance or injunctive relief. Such remedies shall not be the parties’ exclusive remedies, but shall be in addition to all other remedies provided in this Agreement.

12.6 Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by all parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

12.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Copies of executed counterparts transmitted by telecopy or other electronic transmission service, including via email in .pdf format, shall be considered original executed counterparts.

12.8 Severability. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect If any provision of this Agreement is found by any court of competent jurisdiction to be invalid or unenforceable, each party hereto hereby waives such provision to the extent that it is found to be invalid or unenforceable. Such provision will, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, will be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

12.9 Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

12.10 Gender and Other References. Unless the context clearly indicates otherwise, the use of any gender pronoun in this Agreement shall be deemed to include all other genders, and singular references shall include the plural and vice versa.

12.11 Effectiveness. This Agreement will become effective upon the Initial Closing (as defined in the Securities Purchase Agreement). In the event that the Securities Purchase Agreement is terminated prior to the Initial Closing, this Agreement shall become null and void in all respects.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:
Name:
Title:

ROUST TRADING LTD.

By:
Name:	Wendell M. Hollis
Title:	Director

By:
Name:	Dana Bean
Title:	Secretary

Annex A

SOLVENCY CERTIFICATE

As of March 31, 2012, after giving effect to the consummation of the transactions comprising the Initial Closing and after giving effect to the application of the proceeds of such transactions:

a.	The fair value of the assets of the Company and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise;

b.	The Company and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured; and

c.	The Company and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital.

For purposes of this certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Agreement.

The undersigned is familiar with the business and financial position of the Company and its Subsidiaries. In reaching the conclusions set forth in this certificate, the undersigned has made such other investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by the Company and its Subsidiaries after consummation of the transactions on the Initial Closing Date.

Annex A-1

SCHEDULE II

The voting agreements between the Purchaser and each of, William V. Carey, David Bailey, N. Scott Fine, William Shanahan, Robert Koch, Markus Sieger, Marek Forysiak and the Company, as well as the voting agreements between the Company and each of Closed Joint Stock Company “Russian Standard Corporation” and Limited Liability Company “Russian Standard—Invest” entered into as of the date of this Agreement.

Annex A-2